UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Marco Hanig

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	Reports

June 30, 2006 Semi-Annual Reports transmitted to shareholders.

WILLIAM BLAIR FUNDS

SEMI ANNUAL REPORT

JUNE 30, 2006

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2006	William Blair Funds 1

Marco Hanig

A LETTER FROM THE PRESIDENT

Dear Shareholders:

In the first half of 2006, the U.S. stock market got off to a great start in the first quarter, and then pulled back in the second quarter to end up with modestly positive returns. The Standard and Poor’s 500 Index of large cap stocks posted a 2.71% return, and the Russell 2000 Index of small cap stocks was up 8.21%. Rising interest rates led to slightly negative bond returns, with the Lehman Aggregate Bond Index declining -0.72%. Foreign stocks continued to outperform the U.S., with the MSCI All Country World ex-US Index up 9.99%.

The first quarter rally was fueled by strong corporate earnings and the hope that the Fed would soon end its tightening cycle. In mid-May, the Fed’s hawkish comments about inflation signaled that the end to interest rate hikes would likely be delayed. In addition, concern about high energy prices and a soft housing market led to worries about the strength of the consumer sector. On the bright side, the U.S. economy is still growing robustly, and after the recent market correction valuations have become more reasonable, so the outlook for stock returns in the second half of the year is generally flat to moderately positive.

Differences in style were fairly pronounced, with value continuing its five-year winning streak over growth, and small caps outperforming large caps. While many observers continue to expect large caps and growth stocks to outperform, this change in tide has yet to materialize.

Total Returns by Russell Style Index

January 1 through June 30, 2006

	Value	Blend	Growth
Large Cap (Russell 1000)	6.56%	2.76%	-0.93%
Mid Cap (Russell MidCap)	7.02%	4.84%	2.56%
Small Cap (Russell 2000)	10.44%	8.21%	6.07%

The relative returns of the William Blair Funds were mixed. Year-to-date, all the domestic equity funds beat their respective Morningstar peer groups, with the standout funds being the Growth Fund, up 2.38% vs. a decline of -1.34% for the Morningstar Large Growth universe, and the Small-Mid Cap Growth Fund, up 5.08% vs. 2.88% for the Morningstar Mid-Cap Growth universe. Our foreign funds all lagged in the first half, with our largest fund, International Growth Fund, posting a return of 5.95% vs. 8.20% for the Morningstar Foreign Large Growth peers. The Fund managers’ letters discuss the reasons for their respective over- or under-performance in greater detail.

As always, thank you for investing with us!

Marco Hanig

2 Semi-Annual Report	June 30, 2006

PERFORMANCE AS OF JUNE 30, 2006—CLASS N SHARES

	Year to Date	1 Yr	3 Yr	5 Yr	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
	(unaudited)
Growth Fund	2.38	13.21	10.88	1.31	5.50	3/20/1946	««««
Morningstar Large Growth	-1.34	6.83	8.83	-0.56	5.68		Among 1,361 large growth funds
Russell 3000® Growth	-0.32	6.84	8.96	-0.43	5.24
Standard & Poor’s 500	2.71	8.63	11.22	2.49	8.32

Tax-Managed Growth Fund							««««
Return before Taxes	1.48	13.00	11.36	2.25	0.39	12/27/1999	Among 1,361 large growth funds
After Taxes on Distributions	1.48	13.00	11.36	2.25	0.39
After Taxes on Distributions and Sale of Fund Shares	0.96	8.45	9.80	1.92	0.34
Morningstar Large Growth	-1.34	6.83	8.83	-0.56	—
Russell 3000® Growth	-0.32	6.84	8.96	-0.43	-6.07

Large Cap Growth Fund	-0.93	4.57	6.95	-2.00	-6.58	12/27/1999	«««
Morningstar Large Growth	-1.34	6.83	8.83	-0.56	—		Among 1,361 large growth funds
Russell 1000® Growth	-0.93	6.12	8.35	-0.76	-6.53

Small Cap Growth Fund	5.85	11.75	20.82	13.95	19.09	12/27/1999	«««««
Morningstar Small Growth	4.89	12.73	15.23	3.70	—		Among 646 small growth funds
Russell 2000® Growth	6.07	14.58	16.27	3.49	-0.48

The Small Cap Growth Fund’s Performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market.

Since then, IPOs have had an insignificant effect on the Fund’s performance.

Mid Cap Growth Fund	—	—	—	—	-0.30	2/1/2006	Not rated.
Russell Mid Cap Growth Index	—	—	—	—	-3.36

Small-Mid Cap Growth Fund	5.08	16.97	—	—	11.41	12/29/2003	Not rated.
Morningstar Mid-Cap Growth	2.88	12.66	—	—	—
Russell 2500TM Growth	4.98	14.62	—	—	10.77

International Growth Fund	5.95	26.99	25.02	11.66	13.44	10/1/1992	«««««
Morningstar Foreign Large Growth	8.20	26.99	21.10	7.64	5.63		Among 195 foreign large growth funds
MSCI World Ex-US	9.99	28.40	25.78	11.85	7.16

International Equity Fund	4.67	20.18	—	—	15.11	5/24/2004	Not rated.
Morningstar Foreign Large Growth	8.20	26.99	—	—	—
MSCI World Ex-US	9.99	28.40	—	—	24.01

International Small Cap Growth Fund	8.51	—	—	—	21.10	11/1/2005	Not rated.
Morningstar Foreign Small/Mid Growth	9.44	—	—	—	—
MSCI World Small Cap Ex-US	7.06	—	—	—	18.49

Please see the next page for important disclosure information.

June 30, 2006	William Blair Funds 3

	Year to Date	1 Yr	3 Yr	5 Yr	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating

Emerging Markets Growth Fund	5.86	47.05	—	—	46.71	6/6/2005	Not rated.
Morningstar Diversified Emerging Markets	6.74	34.14	—	—	—
MSCI Emerging Markets	7.33	35.91	—	—	35.68
A portion of the Emerging Markets Growth Funds performance since inception was attributable to an investment in an initial public offering (IPO).

Value Discovery Fund	8.56	14.43	15.23	8.92	12.28	12/23/1996	«
Morningstar Small Value	7.13	12.64	19.35	12.34	—		Among 291 small value funds
Russell 2000®	8.21	14.58	18.70	8.50	9.11
Russell 2000® Value	10.44	14.61	21.01	13.09	12.82

Income Fund	0.23	0.61	1.74	3.92	5.16	10/1/1990	««««
Morningstar Short-Term Bond	0.84	1.38	1.45	3.17	4.64		Among 335 short-term bond funds
Lehman Intermediate Govt./Credit Bond Index	-0.18	-0.19	1.48	4.61	5.80

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for Class N shares will vary.

Morningstar RatingsTM are as of 6/30/06 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ««««/««««/«««, Tax-Managed Growth Fund ««««/««««/NA, and Large Cap Growth Fund «««/«««/NA, out of 1361/1081/402 large growth funds; Small Cap Growth Fund «««««/«««««/NA out of 646/509/NA small growth funds; Value Discovery Fund «/«/NA out of 291/205/NA small value funds; International Growth Fund ««««/««««/««««« out of 195/153/66 foreign large growth funds; Income Fund ««««/««««/«««« out of 335/239/141 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

4 Semi-Annual Report	June 30, 2006

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Growth Fund posted a 2.38% increase on a total return basis (Class N Shares) for the six month period ended June 30, 2006. By comparison, the Fund’s benchmark, the Russell 3000 Growth® Index, posted a loss of 0.32% during the same period.

What were the most significant factors impacting Fund performance?

For the six months ended June 30, 2006, the domestic equity markets were flat to modestly positive. The first few months of the year witnessed relatively strong gains, due to fourth quarter earnings reports that generally exceeded market expectations. Smaller capitalization stocks significantly outperformed in the early months, achieving double-digit gains in the first three months of the year. The optimism in the market held until mid-May, when hawkish language from the Federal Reserve regarding inflation concerns sent the domestic and international markets into a tailspin. Most of the early gains were given back, and investors shunned the higher beta stocks such as technology issues in favor of more defensive stocks such as consumer staples and utilities. Smaller capitalization stocks fell more significantly than larger caps, but still maintain a healthy lead on the year-to-date basis. Value stocks were also more heavily favored than growth, with a 400 basis point lead in the small cap area, and a 7.50% lead in large cap, as measured by the Russell indices.

The Growth Fund outpaced the Russell 3000 Growth Index for the six month period ended June 30, 2006, primarily due to strong stock selection, especially among the smallest capitalization stocks in the portfolio. With smaller capitalization issues continuing to lead larger counterparts on a year-to-date basis, our relative overweight in this area was a modest benefit, but by far the largest contributing factor to relative returns was our stock selection amongst the smallest cap stocks.

A couple of the strongest leaders during the period were small cap software-related stocks WebEx Communications and Nuance Communications. As a provider of on-demand, web-enabled collaboration services, WebEx continue to grow rapidly and surpass Street expectations. Moreover, it is effectively executing the transition to a new pricing model, and thus experienced significant price/earnings multiple expansion in the first quarter as the market’s perception of business risk receded. Nuance announced the acquisition of a major competitor in the voice recognition software business, Dictaphone, thus further securing its leadership position in this high growth area.

After the significant gains posted in the first quarter, valuations in certain areas of the market appeared relatively lofty, particularly in areas that are traditionally a little more volatile, like semiconductors. We took the opportunity to trim some stocks in Information Technology, and also repositioned some of our Health Care holdings to take advantage of gains in some issues and pursue new stocks with better product pipelines and longer-term growth outlooks. While we did not specifically anticipate the market slide in May and June, our repositioning due to valuation concerns helped our portfolio weather the turbulent environment.

June 30, 2006	William Blair Funds 5

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

Stocks in the Information Technology sector were the largest contributors to absolute and relative returns in the first six months. The primary contributors to portfolio results were the smaller capitalization stocks in this sector, such as WebEx Communications Inc. and Nuance Communications Inc., mentioned in the previous section. J2 Global Communications Inc., a leader in providing communication and messaging services such as fax, e-mail, and call options, was also one of the top performers during the period.

Consumer Discretionary stocks were generally flat during the period, but stock selection in the portfolio provided better returns. Shuffle Master Inc. and Kohl’s Corp. were two of the top performers in this sector during the six-month period. Shuffle Master’s stock appreciated significantly as its revenues and earnings continued to accelerate, and investor expectations regarding its potential growth in the Macao gaming market pushed the stock higher. Kohl’s is beginning to benefit from its new management team’s initiatives, including new and broadened product lines, improved inventory management systems and enhanced store displays. These factors are leading to relatively robust same store sales gains and corresponding improvements in margins.

Were there any investment strategies or themes that did not measure up to your expectations?

On both a relative and absolute basis, portfolio stocks in the Health Care sector were particularly weak during the first six months. After witnessing relatively robust returns in 2005, some of the portfolio’s large cap Health Care holdings came under some selling pressure in the first quarter. This was especially true in the medical technology area, where concerns about pricing and Medicare reimbursement cast a pall over the sector. This, in turn, put some pressure on several portfolio holdings, notably Medtronic, although we remain optimistic about the company’s future growth prospects. UnitedHealth Group Inc. continued to experience weakness, as Medicare providers continued to come under valuation pressure and subscriber rates are likely to decelerate. Medimmune Inc. also experienced significant weakness relative to the group during the quarter, as its primary earnings driver, Synagis (for respiratory ailments), experienced weaker than expected revenue growth. The falloff was due primarily to a distribution agreement issue, which has since been resolved. We anticipate that growth should improve, and pipeline products should benefit the company as well in coming quarters.

Although technology stocks broadly served as contributors to relative return, there were a few stocks in this area that experienced significant weakness during the six-month period. EMC Corp. is a global provider of systems and software that are used primarily for the management and storage of data. During the quarter the stock experienced significant price declines due to the company’s reporting lower than expected earnings and revenues reflecting, in our opinion, a tougher than anticipated competitive environment and intensified pricing pressures with respect to new products. Furthermore, EMC has made several acquisitions, the most recent of which caused investor concern regarding the company’s ability to gain synergies from such activities. Jabil Circuit Inc. provides services and solutions through the design, development, and manufacture of electronic equipment primarily to the telecommunications, technology and manufacturing industries. The stock experienced a relatively large loss during the quarter, after reporting lower earnings due to problems at a specific manufacturing plant.

The portfolio’s relatively low allocation to Consumer Staples stocks was also a detractor during the year-to-date period. In the volatile investment backdrop of the second quarter, investors sought refuge in more defensive issues, such as Consumer Staples. PepsiCo Inc., the portfolio’s primary holding in this sector, performed well versus other index stocks in this group, as unit volumes continued to do well, and the outlook, particularly for non-carbonated beverage sales abroad, looks robust. Our relative sector weights are based on fundamental,

6 Semi-Annual Report	June 30, 2006

bottom-up stock evaluation rather than a macro thematic position. While there are several companies in the Consumer Staples area that would score relatively well on our quality metrics, we do not think that most of them offer significant growth opportunities, which is why we have relatively low representation in this group.

What is your current strategy? How is the Fund Positioned?

The sell-off in May and June re-priced the market, bringing actual price/earnings multiples down to levels more appropriate to those implied by the current intermediate interest rates. We think it likely that stocks will remain in the new valuation band for the next nine months to a year until new or different information regarding market direction becomes apparent. The economic environment during the prior three calendar years provided an exceptional opportunity for strong earnings growth and historically high corporate profitability, which resulted in little delineation between a mediocre company and a great one. This tenor is changing in the market, as growth rates are decelerating and investors are beginning to adopt more conservative risk postures.

Given this environment, we believe favorable conditions exist for high quality growth investing to regain leadership in the stock market, and we continue to find investment ideas that fit within our “quality growth” framework. While our fundamental analysis and valuation discipline led us to reduce positions in select small cap names during the second quarter (thus modestly reducing our small cap exposure), we continue to seek out opportunities across the full spectrum of market capitalizations. Furthermore, we remain overweight both the Information Technology and Health Care sectors, largely at the expense of the consumer sectors, though we remain vigilant about continually assessing the risk-reward framework for individual companies within all sectors.

June 30, 2006	William Blair Funds 7

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	3 Year	5 Year	10 Year	Since Inception
Growth Fund Class N	13.21%	10.88%	1.31%	5.50%	—%
Growth Fund Class I	13.48	11.19	1.57	—	1.05	(a)
Russell 3000® Growth Index	6.84	8.96	(0.43)	5.24	(2.75	)(a)
S&P 500 Index	8.63	11.22	2.49	8.32	1.44	(a)
(a)	For the period from October 1, 1999 to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

8 William Blair Funds	June 30, 2006

Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—29.9%
*Activision, Inc.	208,515	$2,373
*Adobe Systems Incorporated	92,440	2,807
Arm Holding plc—ADR	457,605	2,865
*Cognizant Technology Solutions Corporation	60,705	4,090
*Cognos, Inc.†	132,900	3,781
*EMC Corporation	511,710	5,614
*F5 Networks, Inc.	50,475	2,699
*J2 Global Communications, Inc.	200,000	6,244
Jabil Circuit, Inc.	179,760	4,602
*Kanbay International, Inc.	169,970	2,471
Linear Technology Corporation	91,590	3,067
*Network Appliance, Inc.	110,435	3,898
*Nuance Communications, Inc.	213,735	2,150
Paychex, Inc.	198,825	7,750
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	497,485	4,567
*WebEx Communications, Inc.	248,345	8,826
*Yahoo!, Inc.	153,260	5,058

		72,862

Health Care—23.4%
Allergan, Inc.	25,455	2,730
*Amgen, Inc.	130,665	8,523
C. R. Bard, Inc.	34,930	2,559
Eli Lilly and Company	73,690	4,073
*IDEXX Laboratories, Inc.	37,380	2,808
*Integra Lifesciences Holding Corporation	134,820	5,232
*Kyphon, Inc.	107,520	4,125
*MedImmune, Inc.	88,395	2,396
Medtronic, Inc.	194,585	9,130
Pharmaceutical Product Development, Incorporated	109,370	3,841
*ResMed, Inc.	63,155	2,965
Sanofi-Aventis—ADR	82,535	4,020
UnitedHealth Group, Inc.	100,535	4,502

		56,904

Industrials—15.4%
*Coinstar, Inc.	155,910	3,733
Corporate Executive Board Company	42,070	4,215
Danaher Corporation	174,756	11,240
Graco, Inc.	105,000	4,828
Knight Transportation, Inc.	234,610	4,739
Rockwell Automation, Inc.	61,550	4,432
Rockwell Collins, Inc.	79,230	4,427

		37,614

Consumer Discretionary—14.8%
*Bed, Bath & Beyond, Inc.	164,005	5,440
*CarMax, Inc.	95,210	3,376

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*Guitar Center, Inc.	70,710	$3,144
Johnson Controls, Inc.	49,625	4,080
*Kohl’s Corporation	111,070	6,567
*Laureate Education, Inc.	81,790	3,487
Marriott International, Inc., Class “A”	143,130	5,456
Nike, Inc., Class “B”	56,760	4,598

		36,148

Financials—5.4%
Goldman Sachs Group, Inc.	40,040	6,023
Charles Schwab & Co., Inc.	159,635	2,551
SLM Corporation	88,600	4,689

		13,263

Energy—4.3%
Smith International, Inc.	112,310	4,994
Suncor Energy, Inc.†	66,775	5,410

		10,404

Consumer Staples—3.3%
PepsiCo, Inc.	133,120	7,992

Materials—2.9%
Praxair, Inc.	132,695	7,165

Total Common Stock—99.4% (cost $187,995)		242,352

Investment in Affiliate
William Blair Ready Reserves Fund	122,216	122

Total Investment in Affiliate—0.1% (cost $122)		122

Short-Term Investment
Prudential Funding Demand Note, VRN 5.055%, due 7/03/06	$1,287,000	1,287

Total Short-Term Investment—0.5% (cost $1,287)		1,287

Total Investments—100.0% (cost $189,404)		243,761
Cash and other assets, less liabilities—0.0%		53

Net assets—100.0%		$243,814

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 9

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies that the Advisor expects will have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Tax-Managed Growth Fund posted a 1.48% gain on a total return basis (Class N Shares) for the six-months ended June 30, 2006. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index declined 0.32% while the Standard & Poor’s 500 Stock Index rose 2.71%.

What were the most significant market factors impacting Fund performance?

Despite stubbornly high energy prices, economic uncertainty and the Federal Reserve’s ongoing campaign to raise short-term interest rates, the equity markets continued to forge ahead during the first quarter of 2006.

However, concerns about inflation and the sustainability of corporate profits led to a market sell-off late during the second quarter. By the end of June, the Fed had conducted its fourth interest rate increase of the year, and investors began to worry if the Fed was not being too heavy-handed in their administration of monetary policy.

What were among the best performing investments for the Fund?

The Fund’s top three contributors to return in the first half of the year were Suncor Energy, CH Robinson and Expeditors International of Washington.

Suncor Energy’s strong performance reflected the strength throughout the Energy sector, which was the second strongest sector in terms of overall contribution to return. Suncor Energy produces and refines oil from the Alberta oil sands in Canada and is a pioneer in oil sands production.

The next two biggest contributors were both from the Industrial sector, which provided the greatest contribution to the Fund’s return. CH Robinson Worldwide, provides transportation and logistics services through a network of more than 170 offices across North America, Europe, and South America. Expeditors International is primarily a consolidator and secondarily a forwarder of international air and ocean freight.

What were among the weakest performing investments for the Fund?

The weakest performing sector for the Fund during the first half of the year was Health Care. This lackluster showing was reflected in the poor performance of two stocks, which were the second and third greatest detractors to the Fund’s return: St. Jude Medical, and Alcon.

Mounting concerns over slowing sales of St Jude’s cardiac devices, began to weigh on the company’s share price during the first quarter. Generally speaking, investors grew concerned about the less-than-friendly competitive market environment the company was facing.

10 Semi-Annual Report	June 30, 2006

After appreciating to very high price levels, the price of Alcon declined as investors realized the company was unlikely to exceed growth targets.

Jabil Circuit, a company that provides customized electronic conductivity services and solutions to manufacturing clients, experienced a loss during the second quarter after reporting lower earnings due to problems with higher than expected start up costs in their new facilities. The ramp up was not as quick as expected so costs were greater then anticipated.

What is your current strategy? How is the Fund positioned?

We would describe our investment approach as somewhat less aggressive than it has been as we head into the second half of the year, especially in what we expect to be an environment of moderating economic growth.

We have trimmed or sold a number of positions in companies we own. For example, we scaled back our position in Suncor. We also reduced our position in Intercontinental Exchange, an electronic marketplace for trading of energy futures, options and over-the-counter contracts. Intercontinental Exchange has had a tremendous run up in price this year, and our concerns about valuation caused us to cut our position.

We also sold our entire positions in Expeditors, Alcon, Ebay, and Dollar General. In the case of Dollar General, we grew concerned about the impact of rising interest rates and higher energy prices on lower-income consumers. Similarly, we eliminated our position in D.R. Horton based on the expected slowdown in the housing market.

We added to our position in Smith International, the oil drilling company, and increased our stake in Rockwell Collins, the maker of avionics, as its share price dipped.

Reflecting our desire to increase exposure to larger cap high quality names, we established a new position in 3M, which we had owned previously, and we added to our positions in GE and Qualcomm.

We also established new positions in Psychiatric Solutions and WebEx. Psychiatric Solutions owns and operates 58 psychiatric facilities with more than 6,600 beds in 27 states, operating in an underserved area of health care with sizable barriers to entry. Lastly, WebEx provides multimedia communications services.

As we have stated, we believe the environment remains favorable for corporate profit growth in 2006. And we are encouraged by the earnings growth potential of the companies in the Fund’s portfolio, despite the potential for higher interest rates and slower growth in the economy this year. In such an environment, security selection becomes even more important. We believe our focus on quality franchise businesses and a respect for downside risk will serve us well as the year progresses.

June 30, 2006	William Blair Funds 11

Tax-Managed Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class N	13.00%	11.36%	2.25%	0.39%
Tax-Managed Growth Fund Class I	13.36	11.66	2.52	0.66
Russell 3000® Growth Index	6.84	8.96	(0.43)	(6.07)
S&P 500 Index	8.63	11.22	2.49	(0.51)
(a)	For the period from December 27, 1999 to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

12 Semi-Annual Report	June 30, 2006

Tax-Managed Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Health Care—21.0%
*Amgen, Inc.	2,825	$184
*Genentech, Inc.	2,090	171
*American Healthways, Inc.	1,720	90
IMS Health, Inc.	8,120	218
*MedImmune, Inc.	2,270	62
*Patterson Companies, Inc.	3,660	128
*Psychiatric Solutions, Inc.	4,480	128
*ResMed, Inc.	5,104	240
Sanofi-Aventis—ADR	2,870	140
*St. Jude Medical, Inc.	2,740	89
Stryker Corporation	1,430	60
Valeant Pharmaceuticals International	6,870	116
*Zimmer Holdings, Inc.	2,220	126

		1,752

Information Technology—19.3%
*Activision, Inc.	4,613	53
*Adobe Systems Incorporated	3,730	113
Arm Holdings plc—ADR	11,020	69
*CACI International, Inc., Class “A”	1,580	92
CDW Corporation	1,880	103
*EMC Corporation	7,650	84
First Data Corporation	3,370	152
Jabil Circuit, Inc.	4,115	105
Microchip Technology, Inc.	4,840	162
*Network Appliance, Inc.	5,210	184
Paychex, Inc.	3,930	153
Qualcomm Incorporated	1,880	75
*ScanSource, Inc.	2,860	84
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	9,826	90
*WebEx Communications, Inc.	2,670	95

		1,614

Industrials—18.7%
3M Company	1,500	121
C.H. Robinson Worldwide, Inc.	2,700	144
Danaher Corporation	3,510	226
Fastenal Company	5,850	236
General Electric Company	6,465	213
Knight Transportation, Inc.	5,662	114
Pentair, Inc.	4,740	162
Rockwell Automation, Inc.	1,830	132
Rockwell Collins, Inc.	3,790	212

		1,560

Financials—9.3%
Ambac Financial Group, Inc.	1,680	136
American International Group	2,560	151
Capital One Financial Corporation	1,450	124
*IntercontinentalExchange, Inc.	1,690	98
Investors Financial Services Corporation	2,600	117
Moody’s Corporation	2,820	153

		779

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—7.4%
EOG Resources, Inc.	1,090	$76
Smith International, Inc.	4,010	178
Suncor Energy, Inc.†	4,490	364

		618

Consumer Discretionary—7.3%
*Bed, Bath & Beyond, Inc.	2,400	79
*CarMax, Inc.	3,150	112
Johnson Controls, Inc.	1,740	143
*Laureate Education, Inc.	3,120	133
Williams-Sonoma, Inc.	4,225	144

		611

Consumer Staples—5.9%
Colgate-Palmolive Company	2,780	167
PepsiCo, Inc.	3,285	197
Walgreen Co.	2,745	123

		487

Materials—4.9%
Airgas, Inc.	6,440	240
Praxair, Inc.	3,090	167

		407

Total Common Stock—93.8% (cost $6,224)		7,828

Investment in Affiliate
William Blair Ready Reserves Fund	144,958	145

Total Investment in Affiliate—1.7% (cost $145)		145

Short-Term Investment
Prudential Funding Demand Note, VRN 5.055%, due 7/03/06	$406,000	406

Total Short-Term Investment—4.9% (cost $406)		406

Total Investments—100.4% (cost $6,775)		8,379
Liabilities, plus cash and other assets—(0.4)%		(33)

Net assets—100.0%		$8,346

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 13

James S. Golan

John F. Jostrand

Norbert W. Truderung

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Large Cap Growth Fund posted a 0.93% decrease on a total return basis (Class N Shares) for the six-month period ended June 30, 2006. During the same period, the Fund’s benchmark, the Russell 1000 Growth® Index, declined 0.93%

What were the most significant factors impacting Fund performance?

For the six months ended June 30, 2006, the domestic equity markets were flat to modestly positive. The first few months of the year witnessed relatively strong gains, due to fourth quarter earnings reports that generally exceeded market expectations. Smaller capitalization stocks significantly outperformed in the early months, achieving double-digit gains in the first three months of the year. The optimism in the market held until mid-May, when hawkish language from the Federal Reserve regarding inflation concerns sent the domestic and international markets into a tailspin. Most of the early gains were given back, and investors shunned the higher beta stocks such as technology issues in favor of more defensive stocks such as consumer staples and utilities. Smaller capitalization stocks were beaten down more significantly than larger caps, but still maintain a healthy lead on the year-to-date basis. Value stocks were also more heavily favored than growth, with a 400 basis point lead in the small cap area, and a 7.50% lead in large cap, as measured by the Russell indices.

Valuations in certain areas of the market appeared particularly lofty shortly after the first quarter, particularly in areas that are traditionally a little more volatile, like semiconductors. We took the opportunity to trim some stocks in Information Technology, and also repositioned some of our Health Care holdings to take advantage of gains in some issues and pursue new stocks with better product pipelines and longer-term growth outlooks. In the past six months, we have found more interesting opportunities in Financial stocks and select Consumer Discretionary issues as well. While we did not specifically anticipate the market slide in May and June, our repositioning due to valuation concerns helped our portfolio weather the turbulent environment.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

On an absolute basis, Energy sector stocks were among the strongest performers in the portfolio. Schlumberger Ltd. in the oilfield drilling and services area, appreciated significantly due to both increased demand for its services and more favorable pricing. Technological advances helped improve profitability as well. Suncor Energy Inc. reported results that were generally in-line, but continues to have a favorable outlook with respect to current and future production expectations. Investor sentiment also reflects that higher oil prices are likely to have some sustainability in the market.

14 Semi-Annual Report	June 30, 2006

On a relative basis, the largest contributor to returns was the Information Technology sector. Although technology stocks were broadly weaker during the quarter, the portfolio held several stocks that performed very well versus the group. Network Appliance Inc., a company that provides network software and data storage, experienced strong revenue and earnings growth, and was a significant leader in its industry during the period. Corning, Inc., with its patented technology for the manufacture of LCD glass, continues to have a significant edge over competitors. Investor expectations for relatively strong growth in the flat panel television market, combined with larger units (more glass per television), contributed to stock appreciation in the first six months.

Consumer Discretionary stocks were generally flat during the period, but stock selection in the portfolio provided better returns. Marriott International Inc. and Kohl’s Corp. were two of the top performers in this sector during the period. As we surmised, Marriott is benefiting from strong trends among business travelers, resulting in high occupancy rates and higher room prices, particularly for hotels in bigger metropolitan areas. Kohl’s is beginning to benefit from its new management team’s initiatives, including new and broadened product lines, improved inventory management systems and enhanced store displays. These factors are leading to relatively robust same store sales gains and corresponding improvements in margins.

Were there any investment strategies or themes that did not measure up to your expectations?

On both a relative and absolute basis, portfolio stocks in the Health Care sector were particularly weak during the first six months. After witnessing relatively robust returns in 2005, some of the portfolio’s large cap Health Care holdings came under some selling pressure in the first quarter. This was especially true in the medical technology area, where concerns about pricing and Medicare reimbursement cast a pall over the sector. This, in turn, put some pressure on several portfolio holdings, notably Medtronic Inc., although we remain optimistic about the company’s future growth prospects. UnitedHealth Group Inc. continued to experience weakness, as Medicare providers continued to come under valuation pressure and subscriber rates are likely to decelerate. Medimmune Inc. also experienced significant weakness relative to the group during the quarter, as its primary earnings driver, Synagis (for respiratory ailments), experienced weaker than expected revenue growth. The falloff was due primarily to a distribution agreement issue, which has since been resolved. We anticipate that growth should improve and pipeline products should benefit the company as well in coming quarters.

Although technology stocks broadly served as contributors to relative return, there were a few stocks in this area that experienced significant weakness during the six-month period. EMC Corp. in particular detracted from returns. This company is a global provider of systems and software that are used primarily for the management and storage of data. During the quarter the stock experienced significant price declines due to the company’s reporting lower than expected earnings and revenues reflecting, in our opinion, a tougher than anticipated competitive environment and intensified pricing pressures with respect to new products. Furthermore, EMC has made several acquisitions, the most recent of which caused investor concern regarding the company’s ability to gain synergies from such activities.

The portfolio’s relatively low allocation to Consumer Staples stocks was also a detractor during the year-to-date period. In the volatile investment backdrop of the second quarter, investors sought refuge in more defensive issues, such as Consumer Staples. PepsiCo Inc., the portfolio’s primary holding in this sector, performed well versus other index stocks in this group, as unit volumes continued to do well, and the outlook, particularly for non-carbonated beverage sales abroad, looks robust. Our relative sector weights are based on fundamental, bottom-up stock evaluation rather than a macro thematic position. While there are several companies in the Consumer Staples area that would score relatively well on our quality metrics, we do not think that most of them offer significant growth opportunities, which is why we have relatively low representation in this group.

June 30, 2006	William Blair Funds 15

What is your current strategy? How is the Fund positioned?

The sell-off in May and June re-priced the market, bringing actual price/earnings multiples down to levels more appropriate to those implied by the current intermediate interest rates. The economic environment during the prior three calendar years provided an exceptional opportunity for strong earnings growth and historically high corporate profitability, which resulted in little delineation between a mediocre company and a great one. This tenor is changing in the market, as growth rates are decelerating and investors are beginning to adopt more conservative risk postures. As a result, we believe higher quality larger capitalization stocks are well positioned to resume a leadership role. We continue to find some of the best opportunities for quality growth investing in the Health Care and Information Technology sectors. In more recent periods, we have added some new issues to our Financial sector holdings, particularly among asset managers and consumer finance. We have also repositioned our Consumer Discretionary sector to have less exposure to retail oriented names in favor of ones that tend to be more reliant on business related expenditures. We continue to find excellent opportunities for quality growth companies in the market.

16 Semi-Annual Report	June 30, 2006

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class N	4.57%	6.95%	(2.00)%	(6.58)%
Large Cap Growth Fund Class I	4.84	7.17	(1.81)	(6.38)
Russell 1000® Growth Index	6.12	8.35	(0.76)	(6.53)
(a)	For the period from December 27, 1999 to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2006	Semi-Annual Report 17

Large Cap Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—26.1%
*Adobe Systems Incorporated	15,770	$479
*Cisco Systems Incorporated	22,714	444
*Corning Incorporated	20,810	503
*EMC Corporation	35,540	390
Infosys Technologies Ltd.—ADR	2,965	227
Linear Technology Corporation	11,800	395
*Network Appliance, Inc.	10,690	377
Paychex, Inc.	14,790	577
Qualcomm Incorporated	8,715	349
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	47,649	437
*Yahoo!, Inc.	17,490	577

		4,755

Health Care—19.0%
Allergan, Inc.	2,260	243
*Amgen, Inc.	8,340	544
C. R. Bard, Inc.	2,550	187
Caremark Rx, Inc.	11,330	565
Eli Lilly and Company	4,150	229
*MedImmune, Inc.	6,910	187
Medtronic, Inc.	18,545	870
Sanofi-Aventis—ADR	6,085	296
UnitedHealth Group, Inc.	7,630	342

		3,463

Consumer Discretionary—16.3%
*Bed, Bath & Beyond, Inc.	12,475	414
Johnson Controls, Inc.	4,920	404
*Kohl’s Corporation	8,248	488
Marriott International, Inc., Class “A”	15,934	607
Nike, Inc., Class “B”	8,390	680
Staples, Inc.	15,665	381

		2,974

Industrials—12.3%
3M Company	4,625	373
Danaher Corporation	15,512	998
Rockwell Automation, Inc.	4,330	312
Rockwell Collins, Inc.	10,020	560

		2,243

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials—11.3%
Capital One Financial Corporation	6,520	$557
Franklin Resources, Inc.	2,130	185
Goldman Sachs Group, Inc.	3,910	588
Charles Schwab & Co, Inc.	17,380	278
SLM Corporation	8,370	443

		2,051

Energy—5.0%
Schlumberger Limited†	7,090	462
Suncor Energy, Inc.†	5,510	446

		908

Consumer Staples—3.8%
PepsiCo, Inc.	11,390	684

Materials—3.7%
Praxair, Inc.	12,415	670

Total Common Stock—97.5% (cost $16,308)		17,748

Investment in Affiliate
William Blair Ready Reserves Fund	73,566	74

Total Investment in Affiliate—0.4% (cost $74)		74

Short-Term Investment
Prudential Funding Demand Note, VRN 5.055%, due 7/03/06	$315,000	315

Total Short-Term Investment—1.7% (cost $315)		315

Total Investments—99.6% (cost $16,697)		18,137
Cash plus other assets less liabilities—0.4%		65

Net assets—100.0%		$18,202

See accompanying Notes to Financial Statements.

18 Semi-Annual Report	June 30, 2006

Karl W. Brewer

Colin J. Williams

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform in the first half of 2006? How did the Fund’s performance compare to its benchmark?

The William Blair Small Cap Growth Fund gained 5.85% on a total return basis (Class N shares) during the first half of 2006. By comparison the Fund’s benchmark, the Russell 2000® Growth Index, increased 6.07%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund’s total return finished just behind the benchmark during the first half of the year. Looking across sectors, there were two main factors that influenced our relative performance. Stock selection in the Information Technology sector was superior to the Russell 2000 Growth Index while the Fund’s Consumer Discretionary holdings lagged their peers in the benchmark.

Small capitalization stocks outpaced their large cap counterparts during the first half of the year with the Russell 2000 Growth Index return of 6.07% as compared to the Russell 1000 Growth Index return of –0.93%. From a style perspective, value outperformed growth as the Russell 2000 Value Index returned 10.44% during the six month period.

The first half of 2006 saw explosive small cap returns during the first quarter before losing a great deal of that return in the second quarter. The first quarter brought strength across all major sectors. The broad based nature of small cap returns during the first quarter was due to corporate and economic health and in part due to expectations that an end to the Federal Reserve’s tightening cycle was in sight. However, during the second quarter inflationary data points indicated that the end to interest rate hikes may be delayed. Stocks with higher valuation risk turned south as investors discounted higher inflation going forward. Soft housing market data in the last few months also increased investor skepticism on the outlook for consumer spending. Across the entire six month period, energy stocks have led all other sectors in the Russell 2000 Growth Index after crude oil prices increased during the beginning of the year and remained at elevated levels throughout the period. The Industrials sector turned in the second best return among the six major sectors as global growth, despite recent pessimism, continues. With the aforementioned negative sentiment about consumer spending, the Consumer Discretionary sector finished barely in positive territory and therefore underperformed the broader market. It was joined by Information Technology and Health Care as investors took money out of some of the riskier stocks within these two sectors.

What were among the best performing investments for the Fund?

Two of the top performing stocks for the Fund were J2 Global Communications and Nuance Communications. J2 Global Communications offers messaging and communication services to individuals and businesses, including fax to email services. The stock performed extremely well despite a tough environment for technology stocks particularly in the second quarter. Concerns regarding possible government surcharges diminished during the first half of the

June 30, 2006	William Blair Funds 19

year. In addition, investors began to anticipate the company’s potential price increases later this year. Nuance Communications is a leader in speech recognition and transcription software solutions. The continued evolution of speech recognition technology and increased coverage of the stock by Wall Street have helped drive growth in the stock price. The stock has continued its strength in part due to the company’s acquisition of Dictaphone, a leader in speech transcription software for the medical field, in early February. This accretive acquisition in a growth industry adds to its existing market leadership in other areas of speech recognition.

What were among the weakest performing investments for the Fund?

Laureate Education and Nautilus were two of the biggest detractors from the Fund’s return. Laureate Education is a for-profit educational institution operating online degree programs and primarily campus-based programs overseas. The stock is one of the Fund’s largest holdings but came under pressure in the second quarter after the company projected a temporary decline in enrollments for its U.S. online programs, which represent only 20% of its business. Management is making strategic adjustments to offset these headwinds. In addition, the majority of its business and the segment central to our investment thesis, is its international campus-based unit. This business is strong and our expectation for long term earnings growth remains robust. Nautilus designs and markets fitness apparel and equipment under various brand names. Some of the company’s most well known brands include Nautilus, Bowflex and Schwinn. Company management guided forward earnings guidance down for the second straight quarter during January. This reoccurrence was due to operational issues and we therefore liquidated the position.

What is your current outlook?

After the first quarter’s strong performance, we discussed the likelihood of a more sustainable level of stock market returns over the balance of 2006. Unfortunately, a great deal of the market’s early 2006 gain was negated by the second quarter’s weak performance. We had also discussed that the Federal Reserve’s effort to balance fighting inflation while maintaining economic growth had been on track. However, recent data points suggest inflation has been climbing while a housing market slowdown is underway—which could impact consumer spending and overall economic growth. This presents a bigger challenge for the Federal Reserve and along with it, greater uncertainty about what the future holds for interest rates. Investors’ aversion to this uncertainty has played out in the market’s decline over the past couple of months. That being said, we focus our time on finding quality growth companies with sustainable growth prospects despite the macro environment of the day. We feel such a portfolio better serves our clients over time.

Is there any other news with respect to the Fund?

As previously disclosed, Colin Williams was promoted to co-portfolio manager of the Fund. Colin has worked on the Fund as a research analyst for the past four years. Colin joins Karl Brewer who has been a portfolio manager for the Fund since its inception. Also, with respect to illiquid securities in the Fund, Think Partnership Inc. is a portfolio holding that we acquired through a Private Investment in Public Equity (PIPE) transaction during the first half of 2006. Think Partnership is a company that offers online services and solutions. We were able to purchase convertible preferred shares in the transaction that pay a preferred dividend. We expect these shares, if converted, to become freely tradable during the third quarter. The Fund’s Pricing Committee and Valuation Committee are currently pricing the security at fair value.

20 Semi-Annual Report	June 30, 2006

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	3 Year	5 Year	Since Inception(a)
Small Cap Growth Fund Class N	11.75%	20.82%	13.95%	19.09%
Small Cap Growth Fund Class I	12.04	21.11	14.25	19.37
Russell 2000® Growth Index	14.58	16.27	3.49	(0.48)
Russell 2000® Index	14.58	18.70	8.50	7.71
(a)	For the period from December 27, 1999 to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2006	William Blair Funds 21

Small Cap Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—32.4%
*Access Integrated Technologies, Inc.	1,229,947	$12,066
*BISYS Group, Inc. (The)	1,110,354	15,212
*Cogent, Inc.	770,546	11,612
*CyberSource Corporation	976,789	11,428
*DealerTrack Holdings, Inc.	272,908	6,034
*Digital Insight Corporation	300,115	10,291
*DTS, Inc.	791,976	15,428
*Electronic Clearing House	851,387	11,460
*Euronet Worldwide, Inc.	511,059	19,609
*F5 Networks, Inc.	303,072	16,208
*Heartland Payment Systems, Inc.	566,770	15,802
*J2 Global Communications, Inc.	782,846	24,440
*Kanbay International, Inc.	1,580,199	22,976
*Lionbridge Technologies, Inc.	1,182,962	6,542
*Nuance Communications, Inc.	1,616,430	16,261
*Optimal Group, Inc.†	1,318,631	17,815
*PDF Solutions, Inc.	763,013	9,469
*Silicon Labratories, Inc.	498,365	17,518
*Skillsoft, plc—ADR	1,625,107	9,946
*Ultimate Software Group, Inc.	842,403	16,140
*ValueClick, Inc.	1,745,686	26,796
*Volterra Semiconductor Corporation	1,714,989	26,171
*WebEx Communications, Inc.	708,044	25,164
*Workstream, Inc.†	4,365,092	6,460

		370,848

Health Care—21.3%
*American Medical Systems Holdings, Inc.	880,695	14,664
*Axcan Pharma, Inc.†	932,421	12,235
*CryoLife, Inc.	191,327	1,033
*Encore Medical Corporation	2,419,329	11,637
*Hythiam, Inc.	1,615,702	11,262
*Integra Lifesciences Holdings Corporation	421,808	16,370
*Kensey Nash Corporation	496,554	14,648
LCA-Vision, Inc.	287,909	15,233
*Lifecore Biomedical, Inc.	919,323	14,433
*Matria Healthcare, Inc.	525,475	11,256
PolyMedical Corporation	402,446	14,472
*PSS World Medical, Inc.	937,344	16,544
*Psychiatric Solutions, Inc.	665,400	19,070
*Sangamo Biosciences, Inc.	791,773	4,672
*Santarus, Inc.	3,397,305	22,592
*Surmodics, Inc.	481,572	17,390
*Telik, Inc.	588,818	9,716
*United Surgical Partners International, Inc.	254,885	7,664
*Zila, Inc.	2,552,677	8,271

		243,162

Consumer Discretionary—16.1%
*4 Kids Entertainment, Inc.	606,245	9,827
*AFC Enterprises, Inc.	874,311	11,148
*Century Casinos, Inc.	1,242,121	13,303
*Dick’s Sporting Goods, Inc.	302,751	11,989
*Duckwall-ALCO Stores, Inc.	107,555	3,228
*Guitar Center, Inc.	275,733	12,262
*Jarden Corporation	813,922	24,784
*Laureate Education, Inc.	647,879	27,619
*Lions Gate Entertainment Corporation†	1,231,842	10,532
*Shuffle Master, Inc.	396,696	13,004
Strayer Education, Inc.	142,950	13,883

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*ValueVision Media, Inc., Class “A”	1,742,433	$19,219
*VistaPrint Limited †	503,630	13,467

		184,265

Industrials—14.7%
*American Reprographics Company	326,052	11,820
*Coinstar, Inc.	589,820	14,120
Comfort Systems USA, Inc.	1,124,098	16,063
*Corrections Corporation of America	321,614	17,026
*FirstService Corporation †	701,995	18,701
*Frozen Food Express Industries, Inc.	628,125	6,922
*Huron Consulting Group, Inc.	418,702	14,692
*Kforce, Inc.	933,839	14,465
*Labor Ready, Inc.	727,185	16,471
*Luna Innovations, Inc.	759,300	4,556
*NCI Building Systems, Inc.	348,228	18,515
*SIRVA, Inc.	2,185,070	14,138

		167,489

Energy—8.0%
*Carrizo Oil & Gas, Inc.	435,876	13,647
*Hornbeck Offshore Services, Inc.	489,042	17,371
*Oil States International, Inc.	344,259	11,801
*Petrohawk Energy Corporation	1,223,554	15,417
*TETRA Technologies, Inc.	609,360	18,458
*W-H Energy Services, Inc.	297,978	15,146

		91,840

Financials—2.5%
Highland Hospitality Corporation	1,159,379	16,324
*Signature Bank New York	360,884	11,685

		28,009

Materials—1.0%
Airgas, Inc.	318,632	11,869

Consumer Staples—0.5%
*Overhill Farms, Inc.	1,903,720	5,920

Total Common Stock—96.5% (Total cost $990,105)		1,103,402

Preferred Stock
Think Partnership, Inc.**	7,120	6,057

Total Preferred Stock—0.5% cost ($7,120)		6,057

Investment in Warrants
*Think Partnership, Inc.**	1,424,000	—

Total Investment in Warrants—0.0% (cost $0)		—

Investment in Affiliate
William Blair Ready Reserves Fund	7,233,213	7,233

Total Investment in Affiliate—0.7% (cost $7,233)		7,233

See accompanying Notes to Financial Statements.

22 Semi-Annual Report	June 30, 2006

Small Cap Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

Short-Term Investments
American Express Demand Note, VRN 5.200%, due 7/3/06	$8,604,000	$8,604
Prudential Funding Demand Note, VRN 5.055%, due 7/3/06	7,411,000	7,411

Total Short-Term Investments—1.4% (cost $16,015)		16,015

Total Investments—99.1% (cost $1,020,473)		1,132,707
Cash and other assets, less liabilities—0.9%		10,387

Net assets—100.0%		$1,143,094

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

**Fair Valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holding represents 0.53% of the Fund’s net assets at June 30, 2006. This security was also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 23

Harvey H. Bundy, III

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of medium-sized domestic growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

We are pleased to have the Mid Cap Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

We are enthusiastic about the opportunities available to us as the managers of the Mid Cap Fund. The Mid Cap Growth Fund will invest at least 80% of its assets in companies with market capitalizations between $1.5 billion and $14 billion at the time of the Fund’s investment, and will seek stocks of companies that are expected to experience solid growth in earnings. Such companies generally will exhibit superior business fundamentals, including leadership in their field, distinctive attributes that cannot easily be duplicated by competitors, quality products or services, distinctive marketing and distribution, value to customer, conservative financial policies and accounting practices and strong management.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Mid Cap Growth Fund commenced operations on February 1, 2006. Through the five-month period ending June 30, 2006, the Fund posted a decrease of 0.30% (Class N Shares), ahead of the 3.36% decline of the Russell Mid Cap Growth Index.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

From a market capitalization perspective, there was only a slight disparity between small, mid and large cap stock performance during the 5-month period since the Fund’s inception. Mid caps finished just behind large caps and just ahead of small during this period. However, the value outperformed growth stocks within the mid cap space over the period.

The peak in the market in 2006 occurred in early May but softness ensued after the Federal Reserve suggested the end to interest rate hikes may be later than investors expected. During the second quarter, inflationary data points became more prevalent and stocks with higher valuation risk turned south as investors discounted higher inflation going forward. Soft housing market data in the last few months also increased investor skepticism on the outlook for consumer spending. These housing market and inflation dynamics have combined to cool the market in recent months.

From a sector perspective over the 5-month period, the Industrials sector was the strongest performer among the six major sectors in the Russell Mid Cap Growth Index. The sector outperformed during the period as global economic growth and corporate earnings growth remained healthy despite recent concerns. Dragging the market down over the period was the Information Technology and Consumer Discretionary sectors. The heightened concern over a decline in consumer spending is to blame for a weak Consumer Discretionary sector. The Information Technology sector sold off as investors steered clear of some of the more risky areas in the sector.

The Fund’s outperformance of the Russell Mid Cap Growth Index since its inception is attributable to strong stock picking across most of the major sectors. Stock selection in

24 Semi-Annual Report	June 30, 2006

Information Technology and Consumer Discretionary had the largest positive effect on relative performance while the Fund’s Health Care and Industrials holdings also outperformed their peers in the benchmark. Detracting slightly from performance during the five-month period was stock selection in the Energy and Materials sectors.

What were among the weakest performing investments for the Fund?

Among the largest individual stock detractors from absolute performance for the Fund were Jabil Circuit and Laureate Education. Jabil Circuit operates in the electronic manufacturing services industry. It is the outsourced manufacturer of choice for various technology, industrial, medical and consumer companies around the globe. The company has had a proven track record of meeting earnings expectations. However, in June the company announced some operational issues that would affect earnings negatively. With revenue growth on target, we feel that management will make the necessary adjustments to move past this uncharacteristic earnings shortfall. Laureate Education is a for-profit educational institution operating online degree programs and primarily campus-based programs overseas. The stock is one of the Fund’s largest holdings but came under pressure in the second quarter after the company projected a temporary decline in enrollments for its U.S. online programs, which represent only 20% of its business. Management is making strategic adjustments to offset these headwinds. In addition, the majority of its business and the segment central to our investment thesis is its international campus-based unit. This business is strong and our expectation for long term earnings growth remains robust.

What were among the best performing investments for the Fund?

CarMax and J2 Global Communication were two of the biggest contributors to the Fund’s performance since inception. CarMax operates 70 used car superstores across the nation. In addition to its used car retailing, the company also sells used cars on the wholesale market and is a new car dealer. The stock was a large contributor in the first quarter for the Fund and followed through with a strong second quarter performance as well. Pure fundamental strength, accelerating sales and earnings growth, have been responsible for the stock performance through the first half of 2006. J2 Global Communications offers messaging and communication services to individuals and businesses, including fax to email services. The stock performed extremely well in a tough environment for technology stocks, particularly in the second quarter. Concerns regarding possible government surcharges diminished during the quarter. In addition, investors began to anticipate the company’s potential price increases later this year.

What is your current outlook?

After the first quarter’s strong performance, we discussed the likelihood of a more sustainable level of stock market returns over the balance of 2006. Unfortunately, a great deal of the market’s early 2006 gain was negated by the second quarter’s weak performance. We had also discussed that the Federal Reserve’s effort to balance fighting inflation while maintaining economic growth had been on track. However, recent data points suggest inflation is climbing and a housing market slowdown is underway—which could impact consumer spending and overall economic growth. This presents a bigger challenge for the Federal Reserve and along with it, greater uncertainty about what the future holds for interest rates. The market’s aversion to this uncertainty has played out in the returns over the past couple of months. That being said, we focus our time on finding quality growth companies with growth prospects despite the macro environment of the day. We feel such a portfolio better serves our clients over time.

June 30, 2006	William Blair Funds 25

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

Since Inception(a)
Small-Mid Cap Growth Fund Class N	(0.30)%
Small-Mid Cap Growth Fund Class I	(0.20)
Russell Mid Cap Growth Index	(3.36)
(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Mid Cap Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

26 Semi-Annual Report	June 30, 2006

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—27.8%
*Activision, Inc.	18,320	$208
*Cognizant Technology Solutions, Class “A”	1,900	128
*F5 Networks, Inc.	3,864	207
*Intuit, Inc.	4,155	251
*Iron Mountain, Inc.	6,175	231
*J2 Global Communications, Inc.	10,665	333
Jabil Circuit, Inc.	12,695	325
Maxim Intergrated Products, Inc.	5,935	191
Microchip Technology, Inc.	8,720	293
*Network Appliance, Inc.	6,786	239
Paychex, Inc.	9,815	383
*Trimble Navigation, Ltd.	3,265	146
*ValueClick, Inc.	13,125	201
*WebEx Communications, Inc.	5,915	210

		3,346

Consumer Discretionary—22.5%
*Bed, Bath and Beyond, Inc.	9,775	324
*CarMax, Inc.	11,100	394
*Cheesecake Factory, Inc.	3,755	101
*Dick’s Sporting Goods, Inc.	4,010	159
*Getty Images, Inc.	1,890	120
*Lamar Advertising Company, Class “A”	3,860	208
*Laureate Education, Inc.	6,960	297
*Life Time Fitness, Inc.	5,435	251
*O’Reilly Automotive, Inc.	7,153	223
*Sonic Corporation	11,487	239
Strayer Education, Inc.	1,575	153
*Tractor Supply Company	3,121	172
*XM Satellite Radio Holdings, Inc., Class “A”	3,930	58

		2,699

Health Care—15.8%
C.R. Bard, Inc.	2,565	188
*Healthways, Inc.	3,025	159
*IDEXX Laboratories, Inc.	1,575	118
*Integra LifeSciences Holdings Corporation	4,540	176
*Kinetic Concepts, Inc.	2,220	98
*Kyphon, Inc.	5,689	218
*MedImmune, Inc.	7,210	195
*Patterson Companies, Inc.	4,985	174
Pharmaceutical Product Development, Inc.	8,525	300
*ResMed, Inc.	4,445	209
Valeant Pharmaceuticals International	3,635	62

		1,897

*Non-income producing securities

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Industrials—14.3%
Corporate Executive Board Company	1,175	$118
Fastenal Company	9,375	378
Graco Inc.	5,130	236
Knight Transportation, Inc.	7,645	154
*Monster Worldwide, Inc.	3,065	131
MSC Industrial Direct Company, Inc., Class “A”	5,140	244
Pentair, Inc.	4,761	163
Rockwell Collins, Inc.	5,345	298

		1,722

Energy—9.7%
*Grant Prideco, Inc.	3,590	161
Rowan Companies, Inc.	5,548	198
Smith International, Inc.	7,960	354
*Southwestern Energy Company	5,850	182
XTO Energy Corporation	6,150	272

		1,167

Financials—5.0%
*E*Trade Financial Corporation	5,170	118
*IntercontinetalExchange, Inc.	3,238	188
Investors Financial Services Corporation	6,515	292

		598

Materials—1.9%
Airgas, Inc.	6,265	233

Total Common Stock—97.0% (cost $11,715)		11,662

Investment in Affiliate
William Blair Ready Reserves Fund	100,315	100

Total Investment In Affiliate—0.8% (cost $100)		100

Short-Term Investment
Prudential Funding Demand Note, VRN 5.055%, due 7/3/06	$26,000	26

Total Short-Term Investment—0.2% (cost $26)		26

Total Investments—98.0% (cost $11,841)		11,788
Cash and other assets, less liabilities—2.0%		240

Net Assets—100%		$12,028

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 27

Karl W. Brewer

Harvey H. Bundy, III

Robert C. Lanphier, IV

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform in the first half of 2006? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund posted a 5.08% total return (Class N Shares) for the six month period ending June 30, 2006. By comparison, the Fund’s benchmark, the Russell 2500TM Growth Index, returned 4.98% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Small and mid capitalization stocks outperformed large cap stocks during the six month period with the Russell 2500TM Growth Index return of 4.98% compared to the Russell 1000® Growth Index return of –0.93%. From a style perspective, value outperformed growth as the Russell 2500TM Value Index returned 7.67%.

Small and mid cap stocks started the year off strong but pulled in during the second quarter. The strength during the first quarter was due to corporate and economic health and in part due to expectations that an end to the Federal Reserve’s tightening cycle was in sight. However, during the second quarter, inflationary data points indicated that the end to interest rate hikes may be delayed. Stocks with higher valuation risk turned south as investors discounted higher inflation going forward. Soft housing market data in the last few months also increased investor skepticism on the outlook for consumer spending. These housing market and inflation dynamics have combined to cool the market over the past couple of months in particular. From a sector perspective over the entire six month period, the Energy sector was the strongest performer when compared to the six major sectors in the benchmark. The elevated crude oil prices are partly responsible for the strength in these stocks. Industrial stocks were quite strong during the period as global economic growth and corporate earnings growth remained healthy despite recent concerns. On the downside, the heightened concern over a decline in consumer spending is to blame for a weak Consumer Discretionary sector. The Health Care sector also underperformed the broader market due to particular weakness in the more risky biotechnology and pharmaceutical stocks.

The Fund narrowly outpaced the Russell 2500TM Growth Index during the first half of the year. From a sector perspective compared to the benchmark, the disparity in returns is explained by superior stock selection in the Health Care and Industrial sectors and negative stock selection in the Consumer Discretionary sector.

What were among the weakest performing investments for the Fund?

Among the detractors from the Fund’s performance relative to the benchmark were Laureate Education and Jabil Circuit. Laureate Education is a for-profit educational institution operating online degree programs and primarily campus-based programs overseas. The stock is one of the Fund’s largest holdings but came under pressure in the second quarter after the company projected a temporary decline in enrollments for its U.S. online programs, which

28 Semi-Annual Report	June 30, 2006

represent only 20% of its business. Management is making strategic adjustments to offset these headwinds. In addition, the majority of its business and the segment central to our investment thesis is its international campus-based unit. This business is strong and our expectation for long term earnings growth remains robust. Jabil Circuit was another detractor from the Fund’s performance. The company operates in the electronic manufacturing services industry. It is the outsourced manufacturer of choice for various technology, industrial, medical and consumer companies around the globe. The company has had a proven track record of meeting earnings expectations. However, in June the company announced some operational issues that affected earnings negatively. With revenue growth on target, we feel that management will make the necessary adjustments to move past this uncharacteristic earnings shortfall.

What were among the best performing investments for the Fund?

Two of the best performing issues for the Fund were Webex Communications and J2 Global Communications. WebEx develops and markets web-based services. Its products allow a group of users to simultaneously view and edit documents and presentations, all online, regardless of their geographic location. The stock appreciated during the quarter after turning in positive earnings results in February that reiterated the fundamental strength in the business, and also, as investor concerns over the transition to a new pricing model subsided. J2 Global Communications offers messaging and communication services to individuals and businesses, including fax to email services. The stock performed extremely well in a tough environment for technology stocks. Concerns regarding possible government surcharges diminished during the quarter. In addition, investors began to anticipate the company’s potential price increases later this year.

What is your current outlook?

After the first quarter’s strong performance, we discussed the likelihood of a more sustainable level of stock market returns over the balance of 2006. Unfortunately, a great deal of the market’s early 2006 gain was negated by the second quarter’s weak performance. We had also discussed that the Federal Reserve’s effort to balance fighting inflation while maintaining economic growth had been on track. However, recent data points suggest inflation is climbing and a housing market slowdown is underway—which could impact consumer spending and overall economic growth. This presents a bigger challenge for the Federal Reserve and along with it, greater uncertainty about what the future holds for interest rates. The market’s aversion to this uncertainty has played out in the returns over the past couple of months. That being said, we focus our time on finding quality growth companies with growth prospects despite the macro environment of the day. We feel such a portfolio better serves our clients over time.

June 30, 2006	William Blair Funds 29

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	Since Inception(a)
Small-Mid Cap Growth Fund Class N	16.97%	11.41%
Small-Mid Cap Growth Fund Class I	17.17	11.65
Russell 2500® Growth Index	14.62	10.77
(a)	For the period from December 29, 2003 to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

30 Semi-Annual Report	June 30, 2006

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Information Technology—26.5%
*Activision, Inc.	109,889	$1,251
*Cogent, Inc.	43,400	654
*Euronet Worldwide, Inc.	51,300	1,968
*F5 Networks, Inc.	27,525	1,472
*Intuit, Inc.	22,260	1,344
*Iron Mountain, Inc.	43,914	1,642
*J2 Global Communications, Inc.	74,000	2,310
Jabil Circuit, Inc.	76,700	1,964
*Kanbay International, Inc.	84,200	1,224
Microchip Technology, Inc.	54,300	1,822
*Nuance Communications, Inc.	74,600	751
*PDF Solutions, Inc.	64,800	804
*Ultimate Software Group, Inc.	56,000	1,073
*ValueClick, Inc.	128,812	1,977
*WebEx Communications, Inc.	54,740	1,945

		22,201

Consumer Discretionary—21.2%
*Bed, Bath and Beyond, Inc.	41,900	1,390
*CarMax, Inc.	48,300	1,713
*Cheesecake Factory, Inc.	26,700	719
*Getty Images, Inc.	13,900	883
*Guitar Center, Inc.	20,200	898
*Jarden Corporation	44,950	1,369
*Lamar Advertising Company, Class “A”	18,360	989
*Laureate Education, Inc.	44,349	1,891
*Life Time Fitness, Inc.	38,460	1,779
*O’Reilly Automotive, Inc.	47,600	1,485
*Shuffle Master, Inc.	32,900	1,078
*Sonic Corporation	53,050	1,103
Strayer Education, Inc.	11,800	1,146
*Tractor Supply Company	13,300	735
*XM Satellite Radio Holdings, Class “A”	38,700	567

		17,745

Industrials—18.0%
*Beacon Roofing Supply, Inc.	48,105	1,059
*Coinstar, Inc.	42,133	1,009
Corporate Executive Board Company	6,100	611
*Corrections Corporation of America	24,700	1,308
Fastenal Company	56,800	2,288
Graco Inc.	22,900	1,053
*Kforce, Inc.	71,565	1,108
Knight Transportation, Inc.	57,950	1,171
*Monster Worldwide, Inc.	27,200	1,160
MSC Industrial Direct Company, Inc., Class “A”	23,140	1,101
Pentair, Inc.	43,760	1,496
Rockwell Collins, Inc.	31,300	1,749

		15,113

Health Care—17.0%
C.R.Bard, Inc.	12,300	901
*Healthways, Inc.	19,400	1,021

*Non-income producing securities

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—(continued)
*IDEXX Laboratories, Inc.	12,000	$902
*Integra LifeSciences Holdings Corporation	37,040	1,437
*Kinetic Concepts, Inc.	15,800	698
*Kyphon, Inc.	43,259	1,659
*Patterson Companies, Inc.	34,400	1,202
Pharmaceutical Product Development, Inc.	48,000	1,686
*PSS World Medical, Inc.	61,100	1,078
*ResMed, Inc.	30,400	1,427
*Surmodics, Inc.	32,600	1,177
*Telik, Inc.	44,661	737
Valeant Pharmaceuticals International	16,000	271

		14,196

Energy—8.4%
*Grant Prideco, Inc.	25,100	1,123
Rowan Companies, Inc.	30,700	1,093
Smith International, Inc.	45,100	2,005
*Southwestern Energy Company	27,500	857
*Toreador Resources Corporation	28,800	810
XTO Energy Corporation	26,000	1,151

		7,039

Financials—5.2%
*E*Trade Financial Corporation	37,468	855
*IntercontinentalExchange, Inc.	16,500	956
Investors Financial Services Corporation	36,970	1,660
*Signature Bank New York	26,500	858

		4,329

Materials—2.0%
Airgas, Inc.	44,610	1,662

Total Common Stock—98.3% (cost $73,539)		82,285

Investment in Affiliate
William Blair Ready Reserves Fund	640,075	640

Total Investment In Affiliate—0.7% (cost $640)		640

Short-Term Investment
Prudential Funding Demand Note, VRN 5.055%, due 7/3/06	$255,000	255

Total Short-Term Investment—0.3% (cost $255)		255

Total Investments—99.3% (cost $74,434)		83,180
Cash and other assets, less liabilities—0.7%		556

Net Assets—100%		$83,736

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 31

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Growth Fund posted a 5.95% gain (Class N Shares) for the six months ended June 30, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 9.99%.

What were the most significant factors impacting international markets during the first six months of the year?

Following first quarter’s strong equity market, when international equities were up 9.76%, as reflected by the MSCI ACWI ex-US Index, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. As a result, investors significantly reduced risk positions and emerging markets, which were up approximately 12% in the first quarter, fell sharply beginning in May through mid-June, while developed markets’ small cap stocks, up 10.8% during the first quarter, fell significantly as well. In addition, commodities and energy stocks, which were the strongest sectors globally through April, declined.

The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts. In addition, the US remained the safe haven for investors as its equity and bond markets outperformed other regions of the world. The increased uncertainty surrounding monetary policy, inflationary pressures, rumored intervention by the Chinese government to slow investment and housing in certain parts of its market, record profits by corporations, significant outperformance of “riskier” assets, coupled with higher valuations and concerns about a slower growth environment, created the perfect storm for a liquidity driven market correction. However, within this environment, unit labor costs remained constrained as productivity enhancements offset higher wages, company fundamentals and earnings prospects remained strong, and managements continued to be focused on enhancing shareholder value. At the same time, emerging markets governments significantly improved monetary and fiscal policies and current account positions, and are now more immune to economic downdrafts such as those that occurred in 1997 and 1998.

Markets began to stabilize in mid June and rebounded sharply near the end of the quarter, however, as the severity and broadness of the equity market downdraft appeared overdone, and investors began to believe that central banks would in fact engineer a “soft landing” to a more sustainable growth environment. During the second quarter, the MSCI ACWI ex-US Index was up 0.21%, led by the UK and Pacific ex-Japan, while emerging markets fell 4.27% and developed markets’ small cap companies fell 3.41%, as measured by the MSCI World ex-US Small Cap Index. As a result, over the first six months of 2006, the MSCI ACWI ex-US Index returned 9.99%, led by Europe ex-UK and the UK, while Japan was the largest

32 Semi-Annual Report	June 30, 2006

developed markets detractor. Emerging markets and developed small cap returned just over 7% each. From a global sector perspective, Materials, Energy and Utilities were the strongest sectors with double digit returns year to date, while Information Technology (IT) and Telecommunication Services trailed.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund returned 5.95% (N Shares), underperforming the MSCI ACWI ex-US Index year to date, due solely to second quarter underperformance, as it led the Index benchmark during the first quarter. While stock selection was strong across most regions and sectors during the first quarter, during the second quarter the Fund’s pro growth strategy as evidenced by higher weightings in Consumer Cyclical and IT holdings at the expense of Materials, Energy and Utilities was the primary detractor from results. In addition, sector positioning in Japan was a drag on year to date performance, as the Fund’s focus on specialty retailing and smaller asset management firms, hurt performance as these areas underperformed the Japanese market as a whole. While there were no particular earnings disappointments or negative news regarding individual portfolio holdings, these companies suffered with the general decline in smaller capitalization stocks, coupled with investor concerns about ongoing consumer demand in Japan and the prospects of an increasing interest rate environment. Offsetting these negative results on a year to date basis was the Fund’s Europe ex-UK and Latin America weightings at the expense of Developed Asia and Emerging Markets Europe, Mid-East and Africa (EMEA). In addition, Consumer Staples, Energy and IT stock selection was strong. Within Consumer Staples, the Fund added value due to regional positioning and stock selection in Japan, Emerging Asia and Latin America, while Energy stock selection was bolstered by stock selection in Continental Europe and the UK. Within IT the Fund’s stock selection in Canada, as well as the higher weighting and stock selection in Emerging Asia added value during the first half of the year.

What is your current strategy? How is the Fund positioned?

We have used the second quarter market activity to add to positions in strong companies with good fundamentals, which now have significantly more compelling valuations. As of quarter end, the Fund maintained its higher Consumer and Health Care weightings at the expense of Materials, Telecom Services, Energy and Utilities. At the margin, IT was decreased, while Industrials weightings were increased. Financials, while the largest sector in the portfolio from an absolute perspective, remained underweighted versus the Index. From a regional perspective, the Fund maintained its underweighting in developed Asia and the UK, and overweightings in Europe ex-UK and emerging markets versus the Index. These weightings are largely based upon the team’s bottom up, fundamental research efforts, which are also supported by the team’s top down view.

What is your outlook for the international markets?

The key cyclical drivers of the world economy are generally seen to be US household spending growth and China’s industrial and infrastructure investment boom. Both of these trends have been expected to decelerate for some time, but, ironically, a great deal of the increase in economic anxiety that unfolded in the first half of 2006 relates to the fact that both of the expected slowdowns have so far largely failed to materialize.

For the US consumer, the areas of concern are the sharp slowdown in housing activity and the negative fallout of house price weakness, and the hit to discretionary spending power from higher energy costs and interest payments. Coupled with the persistent upward pressure on reported inflation and its uncertain impact on monetary policy, these unknowns are increasingly tipping the odds in favor of a significant (1 percentage point or more) reduction in growth expectations for next year.

June 30, 2006	William Blair Funds 33

In China, the government has targeted a growth slowdown in selected industrial sectors as well as speculative segments of the housing market. But economists have very little confidence in the degree to which the government’s intentions can be translated into actual changes in growth expectations. Similarly, there is no consensus about the effect of a potential export slowdown on the overall economy. Although there are obviously a great number of unknowns in both the numbers and the mechanisms of growth in China, aggregate GDP growth often seems only mildly affected by local and sector-specific cycles, and we would not anticipate more than a moderate downshift back to trend growth.

Japan and Europe, on the other hand, have been seeing steady improvement in growth indicators and economic news flow. Will this quickening expansion be sustained in the face of deceleration in the US and China, as well as some early-stage monetary tightening? Our view is that the cycles in Japan and Europe remain at a relatively early stage, and that growth may be sustained by continued strength in global capital spending, improving employment prospects, high savings balances, and pent-up demand in both the corporate and household sectors.

In the context of this reasonably balanced but still somewhat slower growth scenario, the key policy and market risk issue will be the degree of persistence of rising inflation and the potential broadening of price inflation into more core spending-related measures. This aspect of inflation makes itself known as a severely lagging indicator, and presents the US in particular with the policy problem of whether to prioritize visible growth trends or price trends in setting monetary conditions. This dilemma may well get worse before being resolved in favor of ending the tightening cycle.

In the first half of 2006, valuation and risk issues topped the equity market agenda—concerns about relative risk appetite and relative levels of real rates. To a degree, as growth and inflation issues come to the fore, the market’s principal concern will shift toward the outlook for sales and earnings growth.

Global corporate profitability is at or near record levels, spurred on by the strong secular forces of improved corporate performance and strong labor productivity growth. But while these forces remain in place, there are signs that cyclical pressures may push cost growth ahead of revenue growth—at least in some sectors—regardless of whether the global cycle is stronger or weaker than consensus expectations.

Our view is that changes in relative earnings growth and growth expectations will be an important factor governing market and sector leadership over the next several quarters. At the same time, it is likely that trends in profitability in place for the last year or two may be disrupted by shifts in global demand and relative pricing patterns.

We will be focusing particularly for signs of (negative) change in the commodity and industrial sectors, for changes in margins within the highly diverse financial sector, and for indications of the sustainability of profit growth on a regional basis, particularly with respect to the strong growth advantage enjoyed by emerging markets in the last several years.

In the near term, though, the market’s view of these prospective growth issues will be set by high frequency economic releases and especially by any visible trends that emerge from second and third (calendar) quarter earnings reports. Investment strategy, like economic policy, is at least cyclically becoming more and more ‘data-dependent’.

34 Semi-Annual Report	June 30, 2006

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	3 Year	5 Year	10 Year	Since Inception
International Growth Fund Class N	26.99%	25.02%	11.66%	13.44%	—%
International Growth Fund Class I	27.35	25.35	11.94	—	11.75	(a)
MSCI All Country World Ex-US Index	28.40	25.78	11.85	7.16	6.38	(a)
Lipper International Index	27.25	23.15	10.13	7.80	—
(a)	For the period from October 1, 1999 to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2006	William Blair Funds 35

International Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—36.2%
Austria—1.2%
Erste Bank (Banking)	725,192	$40,769
Raiffeisen International Bank (Banking)	289,554	25,089

		65,858

France—8.6%
April Group S.A. (Insurance brokers)	159,339	8,588
BNP Paribas (Banking)	663,630	63,459
Essilor International (Health care supplies)	449,200	45,182
Eurazeo (Diversified financial services)	221,340	21,901
Iliad S.A. (Internet software and services)	259,450	21,684
Klepierre (Real estate)	130,500	15,111
L’Oreal S.A. (Cosmetics)	1,341,100	126,595
LVMH Moet Hennessey Louis Vuitton SA (Luxury goods)	551,052	54,618
Nexity (Real estate management)	17,016	987
*Orpea (Hospital and nursing management)	184,912	12,761
Technip-Coflexip S.A. (Construction)	708,060	39,014
Vinci S.A.(Construction)	429,500	44,168

		454,068

Germany—8.3%
AWD Holdings AG (Financial services)	376,000	12,587
Bijou Brigitte (Fashon jewelry accessories)	64,250	17,368
Celesio AG (Pharmaceuticals)	300,080	27,233
Continental AG (Diversified manufacturing)	501,800	51,205
CTS Eventim AG (Leisure and recreation products)	165,703	5,083
E.ON AG (Energy)	460,400	52,923
GFK AG (Commercial services)	252,468	9,194
*Q-Cells AG (Alternative energy sources)	196,110	16,405
*Qiagen NV (Biomedical)	1,128,800	15,216
Rational AG (Business equipment)	56,200	9,186
SAP AG (Software)	495,350	104,145
Siemens AG (Manufacturing)	1,026,200	89,144
Solarworld AG (Alternative energy sources)	200,000	12,525
Stada Arzneimittel AG (Pharmaceuticals)	480,300	19,143

		441,357

Greece—1.5%
Coca-Cola Hellenic Bottling S.A. (Beverages)	835,571	24,880
EFG Eurobank (Banking)	954,480	26,577
National Bank of Greece (Banking)	756,952	29,214

		80,671

Ireland—2.0%
Anglo Irish Bank plc (Finance)	2,965,300	46,209
Kingspan Group plc (Construction)	1,500,700	26,206
*Ryanair Holdings plc—ADR (Airlines)	403,700	21,283
United Drug plc (Pharmaceuticals)	2,325,900	9,959

		103,657

Italy—2.4%
Azimut Holding SpA (Investment management services)	1,413,300	14,716
Credito Emiliano SpA (Banking)	909,400	11,211
Luxottica Group SpA (Apparel and luxury goods)	1,839,500	49,859
Pirelli & C Real Estate SpA (Real estate development)	233,952	15,700

Issuer	Shares	Value

Common Stocks—Europe—36.2%—(continued)
Italy—(continued)
Saipem SpA (Energy equipment and services)	1,617,900	$36,724

		128,210

Luxembourg—0.1%
*Transcom Worldwide S.A. (E-services/consulting)	446,600	4,932

Netherlands—0.6%
*Tomtom NV (Computer software)	760,700	29,568

Norway—0.7%
Statoil Asa (Oil and gas)	1,324,700	37,761

Spain—1.6%
Grupo Ferrovial S.A. (Industrial services)	347,400	26,494
Industria De Textile (Retail trade)	1,405,600	59,257

		85,751

Sweden—1.3%
*Capio AB (Health care)	672,960	12,074
*Ericsson (LM) (Wireless equipment)	8,171,000	26,966
*Modern Times Group (Television)	752,800	21,072
*Tradedoubler AB (E-services and consulting)	379,600	6,931

		67,043

Switzerland—7.9%
*EFG International (Commercial banking)	786,500	21,808
Kuehne & Nagel International AG (Air freight and logistics)	635,040	46,318
Nobel Biocare Holdings AG (Medical equipment and supplies)	100,400	23,798
Phonak Holdings AG (Hearing technology)	180,100	11,250
Roche Holdings AG (Health care)	661,200	109,106
SGS S.A. (Industrials)	39,910	37,879
Synthes, Inc. (Health care)	628,489	75,676
UBS AG (Banking)	855,100	93,604

		419,439

Japan—17.1%
Aeon Credit Service Co., Ltd. (Consumer finance)	764,900	18,624
Aeon Mall Co., Ltd. (Real estate)	478,400	20,189
Chiyoda Corp. (Construction)	1,062,600	21,740
Denso Corporation (Auto parts manufacturing)	2,670,500	87,425
Honeys Company, Ltd. (Luxury goods)	353,600	15,170
Hoya Corporation (Electronic technology)	729,500	25,970
ITO EN, Ltd. (Beverages)	493,600	18,045
Joint Corporation (Real estate operations/development)	542,000	17,686
*K.K. DaVinci Advisors (Consulting services)	15,387	15,233
Keyence Corporation (Electronic technology)	205,006	52,309
Komatsu Ltd. (Machinery)	3,664,000	72,910
MISUMI Group, Inc. (Metal production)	773,600	14,494
Mitsubishi Tokyo Financial (Financial services)	7,993	112,045
Nakanishi Inc. (Medical specialties)	125,300	11,776

See accompanying Notes to Financial Statements.

36 Semi-Annual Report	June 30, 2006

International Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—17.1%—(continued)
Nitori Company Ltd. (Specialty stores)	374,120	$18,207
Nitto Denko Corporation (Electronic technology)	366,100	26,083
Orix Corporation (Consumer finance)	396,500	96,751
Park 24 Co., Ltd. (Commercial services)	322,600	9,528
Point Inc. Ltd. (Apparel and footwear retail)	261,600	14,810
Ryohin Keikaku Co. Ltd. (Retail stores)	312,400	25,687
Sharp Corp. (Electronics)	1,677,700	26,522
Shimamura Company Ltd. (Retail stores)	216,800	23,787
Sparx Asset Management Co. (Financial services)	11,482	12,086
Suruga Bank (Banking)	1,874,000	25,375
Toyota Motor Corporation (Automobiles)	1,521,800	79,536
Yamada Denki Company (Retail trade)	422,500	43,047

		905,035

United Kingdom—13.9%
BG Group plc (Industrial services)	9,720,500	129,746
*Cairn Energy plc (Petroleum refining)	789,800	31,984
Carphone Warehouse Group plc (Consumer electronics)	4,360,180	25,543
*CSR plc (Electronic technology)	842,200	19,584
HBOS plc (Commercial banking)	5,712,000	99,126
Homeserve plc (Extended service contracts)	271,600	7,778
Michael Page International (Personnel services)	4,350,700	28,172
Northern Rock plc (Commercial banking)	3,300,800	61,031
Reckitt Benckiser plc (Household products)	2,316,400	86,432
Rolls-Royce Group plc (Aerospace)	13,488,300	103,162
Rotork plc (Control insturments)	1,259,964	15,967
Serco Group (Consulting services)	4,719,009	27,887
Standard Chartered plc (Banking)	1,954,000	47,677
Tullow Oil plc (Oil, gas drilling, and exploration)	2,762,190	19,486
Ultra Electronic Holdings plc (Electronic products)	970,700	17,367
VT Group plc (Shipbuilding)	1,945,500	17,501

		738,443

Emerging Asia—12.5%
China—4.2%
China Life Insurance Co. (Life/Health insurance)	29,823,000	47,243
China Mengniu Dairy Co. (Food products)	13,788,000	17,310
China Vanke Company Ltd. (Real estate operations/development)	11,570,500	9,821
*Ctrip.com International Ltd.—ADR (E-commerce/services)	438,800	22,401
*Focus Media Holding Ltd.—ADR (Advertising)	366,500	23,881
*Foxconn International (Manufacturing services)	9,604,000	20,580
Fu Ji Food & Catering (Hotels, restaurants and leisure)	5,905,000	9,760
Hopson Development Holdings (Real estate operations /development)	3,849,000	7,971
Lee and Man Paper Manufacturing Ltd. (Paper and related products)	4,904,000	7,179

Issuer	Shares	Value

Common Stocks—Emerging Asia—12.5%—continued
China—continued
Li Ning Co. Ltd. (Leisure equipment and products)	17,312,000	$16,976
Parkson Retail Group Ltd. (Retail stores)	1,767,000	5,033
Ports Design Limited (Apparel and luxury goods)	5,864,500	9,456
*Suntech Power Holdings Co. Ltd—ADR (Alternative energy sources)	426,400	12,046
Wumart Stores, Inc., Class “H” (Retail)	3,287,000	11,341

		220,998

India—3.2%
Bharat Forge Ltd. (Metal processors)	1,901,900	12,990
Bharat Heavy Electricals Ltd. (Supply equipment)	627,800	26,650
*Bharti Airtel Ltd. (Wireless telecommunication services)	1,877,700	15,118
Dabur India Ltd. (Cosmetics and toiletries)	3,983,300	12,330
HDFC Bank (Banking)	1,029,500	17,834
Hindustan Lever Ltd. (Soap and cleaning preparation)	846,200	4,210
Housing Development Finance Corp. (Financial services)	652,300	16,188
Infosys Technologies, Ltd. (Consulting and software services)	493,724	33,035
Maruti Udyog Ltd. (Automobiles)	903,500	15,649
Pantaloon Retail India Ltd. (Department stores)	55,164	1,621
Suzlon Energy Ltd. (Power conversion equipment)	665,600	15,163

		170,788

Indonesia—0.2%
PT Kalbe Farma Tbk (Pharmaceuticals)	66,617,200	8,995

Malaysia—0.6%
Bumiputra Commerce Holdings Bhd (Banking)	13,700,600	22,150
Transmile Group Bhd (Airport development and maintence)	2,358,000	8,215

		30,365

South Korea—2.5%
Kookmin Bank (Banking)	325,290	26,801
Korea Investment Holdings Co. Ltd. (Diversified financial services)	307,400	10,009
*NHN Corp. (Internet software and services)	104,940	36,395
Samsung Electronics Co. (Semiconductors)	58,120	36,889
Shinsegae Co. Ltd. (Discount retail)	40,850	20,451

		130,545

Taiwan—1.8%
High Tech Computer Corporation (Computers)	752,000	20,671
*Himax Technologies, Inc.—ADR (Computers)	1,170,200	6,694
Hon Hai Precision Industry (Computers)	6,331,150	39,089
Largan Precision Co. Ltd. (Photo equipment and supplies)	769,000	16,438

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 37

International Growth Fund

Portfolio of Investments, June 30, 006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—12.5%—continued
Taiwan—continued
Mediatek Inc. (Semiconductors and equipment)	1,649,500	$15,268

		98,160

Asia—6.8%
Australia—3.2%
BHP Billiton Ltd. (Diversified resources)	2,981,600	64,489
Macquarie Bank, Ltd. (Financial services)	977,800	50,052
Seek Ltd. (Internet (advertising))	3,560,200	14,159
Sigma Company, Ltd. (Medical distributors)	6,501,211	12,562
United Group Ltd. (Building and construction)	556,438	5,956
WorleyParsons, Ltd. (Engineering)	1,432,400	21,419

		168,637

Hong Kong—1.7%
*China Insurance International (Insurance)	22,015,438	14,178
Esprit Holdings Ltd. (Apparel, footwear and retail)	3,998,500	32,680
Li & Fung Ltd. (Distribution)	21,977,200	44,542

		91,400

Singapore—1.9%
Capitaland, Ltd. (Real estate operations)	26,009,000	74,215
Goodpack Ltd. (Air freight and logistics)	6,968,000	7,193
Osim International Ltd. (Consumer sundries)	12,972,240	12,667
Raffles Education Corporation Ltd. (Schools)	3,524,000	5,411

		99,486

Emerging Latin America—5.5%
Brazil—1.8%
Companhia de Concessoes Rodoviarias (Public thoroughfares)	1,900,700	15,357
Cyrela Brazil Realty S.A. (Real estate operations/development)	785,400	13,054
Gol Linhas Aereas Int S.P—ADR (Air transport)	776,300	27,559
Localiza Rent a Car S.A. (Automobile rental)	435,000	8,235
Natura Cosmeticos S.A. (Cosmetics)	1,153,500	11,797
*Submarino S.A.(E-commerce)	612,000	12,291
*Totvs S.A. (Computer software)	552,100	8,218

		96,511

Chile—1.0%
Cencosud S.A.—ADR 144A (Retail stores)	807,530	29,626
S.A.C.I. Falabella (Department stores)	7,060,400	21,538

		51,164

Columbia—0.3%
Bancolombia S.A.—ADR (Banking)	681,600	16,427

Mexico—2.2%
America Movil S.A. (Communications)	20,332,200	33,973
Consorcio Ara Sa De Cv (Construction)	2,383,300	9,814
*Corporacion Geo Sa De Cv (Real estate)	2,971,700	9,847
*Desarrolladora Homex S.A.—ADR (Household durables)	327,400	10,742

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.5%—continued
Mexico—continued
Grupo Aeropuertario Del ADR (Airport development and maintenance)	241,700	$7,698
*Urbi Desarrollos Urbanos S.A. (Household durables)	4,167,300	9,664
Walmart de Mexico (Retail trade)	12,215,800	34,144

		115,882

Panama—0.2%
Copa Holdings S.A., Class “A” (Airlines)†	597,500	13,533

Canada—3.1%
Canadian National Railway Company (Railroads)	1,189,000	51,936
*Gildan Activewear, Inc. (Apparel and luxury goods)	385,600	18,235
Manulife Financial Corp. (Life and health insurance)	2,152,200	68,192
Ritchie Brothers Auctioneers, Inc. (Buisness services)†	276,400	14,699
Shoppers Drug Mart Corp. (Retail trade)	378,300	13,725

		166,787

Emerging Europe, Mid-East, Africa—1.7%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Television)†	177,000	11,185

Israel—0.5%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	922,400	29,139

Russia—0.3%
*CTC Media, Inc. (Television)†	775,352	14,158

South Africa—0.7%
Aspen Pharmacare (Pharmaceuticals)	1,392,000	7,072
*MTN Group Ltd. (Telecommunication services)	626,800	4,610
Naspers (Media)	732,290	12,446
Sasol ASA (Energy)	280,100	10,755
Truworths International Ltd. (Retail-apparel)	737,653	2,211

		37,094

Total Common Stock—96.8% (cost $4,059,264 )		5,133,047

Preferred Stock
Brazil—1.1%
Banco Itau Holding (Banking)	799,300	23,194
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	1,859,200	36,954

		60,148

Total Preferred Stock—1.1% (cost $37,429)		60,148

See accompanying Notes to Financial Statements.

38 Semi-Annual Report	June 30, 2006

International Growth Fund

Portfolio of Investments, June 30, 006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	27,813,956	$27,814

Total Investment in Affiliate—0.5% (cost $27,814)

Short-Term Investments
American Express Demand Note, VRN 5.200% due 7/3/06	$43,985,000	43,985
Prudential Funding Demand Note, VRN 5.055% due 7/3/06	43,985,000	43,985

Total Short-Term Investments—1.7% (cost $87,970)		87,970

Total Investments—100.1% (cost $4,212,477)		5,308,979
Liabilities, plus cash and other assets—(0.1)%		(3,575)

Net assets—100.0%		$5,305,404

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

All securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, are fair valued pursant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	23.8%
Consumer Discretionary	19.1%
Industrials and Services	18.3%
Healthcare	10.4%
Information Technology	10.1%
Consumer Staples	7.4%
Energy	7.0%
Materials	1.9%
Telecommunication Services	1.0%
Utilities	1.0%

100.0%

At June 30, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	26.3%
Japanese Yen	17.4%
British Pound Sterling	14.2%
Swiss Franc	8.1%
United States Dollar	5.0%
Hong Kong Dollar	4.9%
Indian Rupee	3.3%
Australian Dollar	3.3%
Canadian Dollar	2.9%
South Korean Won	2.5%
Brazilian Real	2.5%
Mexico Nuevo Peso	1.9%
Singapore Dollar	1.9%
Taiwan Dollar	1.8%
Swedish Krona	1.4%
All other currencies	2.6%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 39

W. George Greig

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Equity Fund posted a 4.67% increase for the six months ended June 30, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 9.99%.

What were the most significant factors impacting international markets during the first six months of the year?

Following first quarter’s strong equity market, when international equities were up 9.76%, as reflected by the MSCI ACWI ex-US Index, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. As a result, investors significantly reduced risk positions and emerging markets, which were up approximately 12% in the first quarter, fell sharply beginning in May through mid-June, while developed markets’ small cap stocks, up 10.8% during the first quarter, fell significantly as well. In addition, commodities and energy stocks, which were the strongest sectors globally through April, declined.

The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts. In addition, the US remained the safe haven for investors as its equity and bond markets outperformed other regions of the world. The increased uncertainty surrounding monetary policy, inflationary pressures, rumored intervention by the Chinese government to slow investment and housing in certain parts of its market, record profits by corporations, significant outperformance of “riskier” assets, coupled with higher valuations and concerns about a slower growth environment, created the perfect storm for a liquidity driven market correction. However, within this environment, unit labor costs remained constrained as productivity enhancements offset higher wages, company fundamentals and earnings prospects remained strong, and managements continued to be focused on enhancing shareholder value. At the same time, emerging markets governments significantly improved monetary and fiscal policies and current account positions, and are now more immune to economic downdrafts such as those that occurred in 1997 and 1998.

Markets began to stabilize in mid June and rebounded sharply near the end of the quarter, however, as the severity and broadness of the equity market downdraft appeared overdone, and investors began to believe that central banks would in fact engineer a “soft landing” to a more sustainable growth environment. During the second quarter, the MSCI ACWI ex-US Index was up 0.21%, led by the UK and Pacific ex-Japan, while emerging markets fell 4.27% and developed markets’ small cap companies fell 3.41%, as measured by the MSCI World ex-US Small Cap Index. For the first six months of 2006, the MSCI ACWI ex-US Index returned 9.99%, led by Europe ex-UK and the UK, while Japan was the largest developed markets

40 Semi-Annual Report	June 30, 2006

detractor. Emerging markets and developed small cap returned just over 7% each. From a global sector perspective, Materials, Energy and Utilities were the strongest sectors with double digit returns year to date, while Information Technology (IT) and Telecommunication Services trailed.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund returned 4.67% (Class N), underperforming the MSCI ACWI ex-US Index year to date. While stock selection was strong across several regions and sectors during the first quarter, the Fund’s pro growth strategy as evidenced by higher weightings in consumer cyclical and IT holdings at the expense of the Materials, Energy and Utilities sectors was the primary detractor from results year to date. In addition, sector positioning in Japan was a drag on year to date performance, as the Fund’s focus on specialty retailing, asset management firms, and large financial institutions hurt performance as these areas underperformed the Japanese market as a whole. While there were no particular earnings disappointments in general regarding individual portfolio holdings, the specialty retailing and asset management firms suffered with the general decline in smaller capitalization stocks, coupled with investor concerns about ongoing consumer demand in Japan, while the large financial institutions were hurt by the prospects of an increasing interest rate environment. Offsetting these negative results on a year to date basis was the Fund’s Europe ex-UK and Latin America weightings at the expense of Developed Asia and Emerging Markets Europe, Mid-East and Africa (EMEA). In addition, Energy, IT and Utilities stock selection was strong. Energy stock selection was bolstered by stock selection in Continental Europe and the UK, coupled with a higher weighting in Latin America. Within IT the Fund’s weighting and stock selection in Continental Europe and Canada, as well as the higher weighting and stock selection in Emerging Asia added value during the first half of the year. The Fund’s only Utilities holding, E.ON, located in Germany, outperformed the Utilities sector as a whole.

What is your current strategy? How is the Fund positioned?

We have used the second quarter market activity to add to positions in strong companies with good fundamentals, which now have significantly more compelling valuations. As of quarter end, the Fund maintained its higher Consumer and Health Care weightings at the expense of Materials, Telecom Services, Energy and Utilities. At the margin, IT was decreased, while Industrials and Energy weightings were increased since year end. Financials, while the largest sector in the portfolio from an absolute perspective, approximated the Index weighting. From a regional perspective, the Fund maintained its underweighting in developed Asia and the UK and overweighting in Europe ex-UK versus the Index. These weightings are largely based upon the team’s bottom up, fundamental research efforts, which are also supported by the team’s top down view.

What is your outlook for the international markets?

The key cyclical drivers of the world economy are generally seen to be US household spending growth and China’s industrial and infrastructure investment boom. Both of these trends have been expected to decelerate for some time, but, ironically, a great deal of the increase in economic anxiety that unfolded in the first half of 2006 relates to the fact that both of the expected slowdowns have so far largely failed to materialize.

For the US consumer, the areas of concern are the sharp slowdown in housing activity and the negative fallout of house price weakness, and the hit to discretionary spending power from higher energy costs and interest payments. Coupled with the persistent upward pressure on reported inflation and its uncertain impact on monetary policy, these unknowns are increasingly tipping the odds in favor of a significant (1 percentage point or more) reduction in growth expectations for next year.

June 30, 2006	William Blair Funds 41

In China, the government has targeted a growth slowdown in selected industrial sectors as well as speculative segments of the housing market. But economists have very little confidence in the degree to which the government’s intentions can be translated into actual changes in growth expectations. Similarly, there is no consensus about the effect of a potential export slowdown on the overall economy. Although there are obviously a great number of unknowns in both the numbers and the mechanisms of growth in China, aggregate GDP growth often seems only mildly affected by local and sector-specific cycles, and we would not anticipate more than a moderate downshift back to trend growth.

Japan and Europe, on the other hand, have been seeing steady improvement in growth indicators and economic news flow. Will this quickening expansion be sustained in the face of deceleration in the US and China, as well as some early-stage monetary tightening? Our view is that the cycles in Japan and Europe remain at a relatively early stage, and that growth may be sustained by continued strength in global capital spending, improving employment prospects, high savings balances, and pent-up demand in both the corporate and household sectors.

In the context of this reasonably balanced but still somewhat slower growth scenario, the key policy and market risk issue will be the degree of persistence of rising inflation and the potential broadening of price inflation into more core spending-related measures. This aspect of inflation makes itself known as a severely lagging indicator, and presents the US in particular with the policy problem of whether to prioritize visible growth trends or price trends in setting monetary conditions. This dilemma may well get worse before being resolved in favor of ending the tightening cycle.

In the first half of 2006, valuation and risk issues topped the equity market agenda—concerns about relative risk appetite and relative levels of real rates. To a degree, as growth and inflation issues come to the fore, the market’s principal concern will shift toward the outlook for sales and earnings growth.

Global corporate profitability is at or near record levels, spurred on by the strong secular forces of improved corporate performance and strong labor productivity growth. But while these forces remain in place, there are signs that cyclical pressures may push cost growth ahead of revenue growth—at least in some sectors—regardless of whether the global cycle is stronger or weaker than consensus expectations.

Our view is that changes in relative earnings growth and growth expectations will be an important factor governing market and sector leadership over the next several quarters. At the same time, it is likely that trends in profitability in place for the last year or two may be disrupted by shifts in global demand and relative pricing patterns.

We will be focusing particularly for signs of (negative) change in the commodity and industrial sectors, for changes in margins within the highly diverse financial sector, and for indications of the sustainability of profit growth on a regional basis, particularly with respect to the strong growth advantage enjoyed by emerging markets in the last several years.

In the near term, though, the market’s view of these prospective growth issues will be set by high frequency economic releases and especially by any visible trends that emerge from second and third (calendar) quarter earnings reports. Investment strategy, like economic policy, is at least cyclically becoming more and more ‘data-dependent’.

42 Semi-Annual Report	June 30, 2006

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	Since Inception(a)
International Equity Fund Class N	20.18%	15.11%
International Equity Fund Class I	20.53	15.51
MSCI All Country World Ex-US	28.40	24.01
Lipper International Index	27.25	—
(a)	For the period from May 24, 2004 to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2006	William Blair Funds 43

International Equity Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—41.3%
Austria—1.3%
Erste Bank (Banking)	35,332	$1,986
Raiffeisen International Bank (Banking)	13,200	1,144

		3,130

France—10.2%
BNP Paribas (Banking)	41,770	3,995
Essilor International (Health care supplies)	24,500	2,464
Eurazeo (Diversified financial services)	10,710	1,060
Iliad S.A. (Internet software and services)	11,200	936
L’Oreal S.A. (Cosmetics)	75,900	7,165
LVMH Moet Hennessey Louis Vuitton SA (Luxury goods)	42,700	4,232
Technip-Coflexip S.A. (Construction)	30,600	1,686
Vinci S.A. (Construction)	25,000	2,571

		24,109

Germany—8.5%
Bijou Brigitte (Fashion jewelry accessories)	2,000	541
Celesio AG (Pharmaceuticals)	13,100	1,189
Continental AG (Diversified manufacturing)	22,450	2,291
E.ON AG (Energy)	34,600	3,977
*Qiagen, NV. (Biomedical)	78,000	1,051
SAP AG (Software)	22,000	4,625
Siemens AG (Manufacturing)	65,500	5,690
Solarworld AG (Alternate energy sources)	11,200	702

		20,066

Greece—2.2%
Coca-Cola Hellenic Bottling S.A. (Beverages)	59,100	1,760
EFG Eurobank (Banking)	39,960	1,113
National Bank of Greece (Banking)	57,460	2,217

		5,090

Ireland—1.2%
Anglo Irish Bank plc (Finance)	146,100	2,277
IAWS Group plc (Food products)	34,700	613

		2,890

Italy—3.1%
Azimut Holding SpA (Investment management services)	49,900	520
Luxottica Group SpA (Apparel and luxury goods)	147,300	3,992
Saipem SpA (Energy equipment and services)	127,700	2,898

		7,410

Netherlands—0.5%
*Tomtom NV (Computer software)	27,600	1,073

Norway—1.0%
Statoil ASA (Oil and gas)	82,900	2,363

Spain—2.6%
Grupo Ferrovial S.A. (Industrial services)	30,500	2,326
Industria De Textile (Retail trade)	93,800	3,954

		6,280

Sweden—0.6%
*Capio AB (Health care)	30,240	543
*Modern Times Group (Television)	27,600	772

		1,315

Issuer	Shares	Value

Common Stocks—Europe—41.3%—(continued)
Switzerland—10.1%
*EFG International (Commercial banking)	39,400	$1,092
Kuehne & Nagel International AG (Air freight and logistics)	27,500	2,006
Nobel Biocare Holding AG (Medical equipment and supplies)	4,840	1,147
Roche Holdings AG (Health care)	50,800	8,383
SGS S.A. (Industrials)	1,750	1,661
Synthes, Inc. (Health care)	28,000	3,372
UBS AG (Banking)	57,300	6,272

		23,933

Japan—15.3%
Aeon Credit Service Co., Ltd. (Consumer finance)	45,400	1,105
Aeon Mall Co., Ltd. (Real estate)	25,400	1,072
Chiyoda Corporation (Industrial construction)	53,000	1,084
Denso Corporation (Auto parts manufacturing)	115,100	3,768
Honeys Company, Ltd. (Retail)	15,200	652
Hoya Corporation (Electronic technology)	61,300	2,182
*K.K. DaVinci Advisors (Consulting services)	746	739
Keyence Corporation (Electronic technology)	10,280	2,623
Komatsu Ltd. (Machinery)	250,000	4,975
MISUMI Group, Inc. (Metal production)	35,300	661
Mitsubishi Tokyo Financial (Financial services)	494	6,925
Nitto Denko Corporation (Electronic technology)	16,900	1,204
Orix Corporation (Consumer finance)	24,500	5,978
Point Inc. Ltd. (Apparel and footwear retail)	11,000	623
Ryohin Keikaku Co. Ltd. (Retail stores)	10,100	831
Yamada Denki Co., Ltd. (Retail trade)	18,300	1,865

		36,287

United Kingdom—14.1%
BG Group plc (Industrial services)	542,200	7,237
*Cairn Energy plc (Petroleum refining)	43,100	1,745
Carphone Warehouse Group plc (Consumer electronics)	197,100	1,155
*CSR plc (Electronic technology)	46,600	1,084
HBOS plc (Commercial banking)	326,400	5,664
Northern Rock plc (Commercial banking)	144,600	2,674
Reckitt Benckiser plc (Household products)	137,100	5,116
Rolls-Royce Group plc (Aerospace)	599,400	4,584
Rotork plc (Control instruments)	55,200	700
Standard Chartered plc (Banking)	110,100	2,686
Tullow Oil plc (Oil, gas drilling, and exploration)	97,800	690

		33,335

Emerging Asia—6.7%
China—1.4%
China Life Insurance Co. (Life/Health insurance)	1,243,000	1,969
*Focus Media Holding Ltd.—ADR (Advertising)	13,700	893
Hopson Development Holding Ltd. (Real estate operations/development)	236,000	489

		3,351

See accompanying Notes to Financial Statements.

44 Semi-Annual Report	June 30, 2006

International Equity Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—6.7%—(continued)
India—3.5%
Bharat Heavy Electricals Ltd. (Supply equiptment)	36,400	$1,545
*Bharti Airtel Limited (Wireless telecommunication services)	138,373	1,114
HDFC Bank (Banking)	78,600	1,361
Infosys Technologies Ltd. (Consulting software and services)	29,700	1,987
Suzlon Energy Ltd. (Power conversion equipment)	30,100	686
Vedanta Resources Plc (Mining)	62,600	1,588

		8,281

Indonesia—0.3%
PT Bank Rakyat Indonesia (Banking)	1,732,000	768

Taiwan—1.5%
High Tech Computer Corp. (Computers)	49,000	1,347
*Himax Technologies, Inc.—ADR (Computers)	70,000	400
Hon Hai Precision Industry Corp. (Computers)	290,931	1,796

		3,543

Canada—4.9%
Cameco Corporation (Metals)	56,000	2,231
Canadian National Railway Co. (Railroads)	51,500	2,249
Manulife Financial Corporation (Life and health insurance)	119,000	3,771
Shoppers Drug Mart Corporation (Retail trade)	27,900	1,012
Suncor Energy, Inc. (Oil, gas drilling and exploration)	29,300	2,371

		11,634

Asia—4.2%
Australia—1.2%
Macquarie Bank Ltd. (Financial services)	57,500	2,943

Hong Kong—1.5%
Esprit Holdings Ltd. (Apparel, footwear and retail)	152,500	1,246
Li & Fung Ltd. (Distribution)	1,107,200	2,244

		3,490

Singapore—1.5%
Capitaland, Ltd. (Real estate operations)	1,264,000	3,607

Emerging Europe, Mid-East, Africa—1.7%
Isreal—0.9%
Teva Pharmaceutical Industries Ltd.—ADR (Health care)	69,500	2,196

South Africa—0.8%
MTN Group Limited (Wireless telecommunications)	55,100	405
Naspers Ltd. (Media)	25,800	439
Sasol ASA (Energy)	24,599	944

		1,788

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—3.9%
Brazil—1.1%
Companhia de Concessoes Rodoviarias (Public thoroughfares)	89,600	$724
Gol-Linhas Aereas Inteligentes S.A.—ADR (Airlines)	30,300	1,076
Localiza Rent a Car S.A. (Automobile rental)	18,900	358
Natura Cosmeticos S.A. (Cosmetics)	48,500	496

		2,654

Columbia—0.3%
Bancolumbia S.A.—ADR (Banking)	26,500	639

Mexico—2.5%
America Movil S.A. (Communications)	1,726,900	2,885
Walmart de Mexico (Retail trade)	1,058,000	2,957

		5,842

Total Common Stock — 92.1% (cost $198,425)		218,017

Preferred Stocks
Brazil—1.5%
Banco Itau S.A. (Banking)	51,900	1,506
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	110,600	2,198

		3,704

Total Preferred Stocks—1.5% (cost $2,927)		3,704

Investment in Affiliate
William Blair Ready Reserves Fund	13,028	13

Total Investment in Affiliate—0.0% (cost $13)		13

Short-Term Investments
American Express Demand Note, VRN, 5.200%, due 7/03/06	$7,823,000	7,823
Prudential Funding Demand Note, VRN, 5.055%, due 7/03/06	7,509,000	7,509

Total Short-Term Investments—6.5% (cost $15,332)		15,332

Total Investments—100.1% (cost $216,697)		237,066
Liabilities plus cash and other assets—(0.1%)		(283)

Net assets—100.0%		$236,783

*Non-income producing securities

ADR = American Depository Receipt

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 45

International Equity Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	29.6%
Industrials and Services	14.8%
Consumer Discretionary	13.3%
Energy	11.0%
Healthcare	9.2%
Consumer Staples	8.6%
Information Technology	8.4%
Telecommunication Services	2.0%
Utilities .	1.8%
Materials .	1.3%

100.0%

At June 30, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	31.6%
Japanese Yen	16.4%
British Pound Sterling	15.8%
Swiss Franc	10.8%
Canadian Dollar	5.2%
Indian Rupee	3.0%
Hong Kong Dollar	2.7%
Mexico Nuevo Peso	2.7%
Brazilian Real	2.4%
United States Dollar	2.3%
Singapore Dollar	1.6%
Taiwan Dollar	1.4%
Australian Dollar	1.3%
Norwegian Krone	1.1%
All other currencies	1.7%

100.0%

See accompanying Notes to Financial Statements.

46 Semi-Annual Report	June 30, 2006

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund posted an 8.51% increase (Class N Shares) for the six months ended June 30, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Small Cap ex-U.S. Index gained 7.06%.

What were the most significant factors impacting international markets during the first six months of the year?

Following first quarter’s strong equity market, when international equities were up 9.76%, as reflected by the Morgan Stanley (MSCI) All Country World ex-US (ACWI) Index, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. As a result, investors significantly reduced risk positions and emerging markets, which were up approximately 12% in the first quarter, fell sharply beginning in May through mid-June, while developed markets’ small cap stocks, up 10.8% during the first quarter, fell significantly as well. In addition, commodities and energy stocks, which were the strongest sectors globally through April, declined.

The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts. In addition, the US remained the safe haven for investors as its equity and bond markets outperformed other regions of the world. The increased uncertainty surrounding monetary policy, inflationary pressures, rumored intervention by the Chinese government to slow investment and housing in certain parts of its market, record profits by corporations, significant outperformance of “riskier” assets, coupled with higher valuations and concerns about a slower growth environment, created the perfect storm for a liquidity driven market correction. However, within this environment, unit labor costs remained constrained as productivity enhancements offset higher wages, company fundamentals and earnings prospects remained strong, and managements continued to be focused on enhancing shareholder value. At the same time, emerging markets governments significantly improved monetary and fiscal policies and current account positions, and are now more immune to economic downdrafts such as those that occurred in 1997 and 1998.

Markets began to stabilize in mid June and rebounded sharply near the end of the quarter, however, as the severity and broadness of the equity market downdraft appeared overdone, and investors began to believe that central banks would in fact engineer a “soft landing” to a more sustainable growth environment. During the second quarter, the MSCI ACWI ex-US Index was up 0.21%, led by the UK and Pacific ex-Japan, while emerging markets fell 4.27% and developed markets’ small cap companies fell 3.41%, as measured by the MSCI World ex-US Small Cap Index. For the first six months of 2006, the MSCI ACWI ex-US Index returned 9.99%, led by Europe ex-UK and the UK, while Japan was the largest developed

June 30, 2006	William Blair Funds 47

markets detractor. Emerging markets and developed small cap returned just over 7% each. From a global sector perspective, Materials, Energy and Utilities were the strongest sectors with double digit returns year to date, while Information Technology (IT) and Telecommunication Services trailed.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund returned 8.51% (Class N), outpacing the MSCI World ex-US Small Cap Index year to date, due to strong relative performance during the first quarter, which was somewhat mitigated by second quarter performance. Stock selection across most sectors augmented results year to date, in particular in Consumer and IT. Within Consumer, Pacific Free ex-Japan , UK and Emerging Markets stock selection added value, while UK and Emerging Asia stock selection augmented IT results. The Fund’s focus on Europe ex-UK Emerging Asia and Emerging Markets Europe, Mid-East and Africa (EMEA) at the expense of Japan was also additive to results. Conversely, sector positioning was a drag on results year to date, as the Fund’s focus on Consumer Cyclicals at the expense of Materials hurt performance. In addition, sector positioning in Japan was a drag on year to date performance, as the Fund’s focus on specialty retailing, and small capitalization asset management firms hurt performance as these areas underperformed the Japanese market as a whole. While there were no earnings disappointments in general regarding individual portfolio holdings, the specialty retailing and asset management firms suffered with the general decline in smaller capitalization stocks, coupled with investor concerns about ongoing consumer demand in Japan and the prospects of an increasing interest rate environment.

What is your current strategy? How is the Fund positioned?

We have used the second quarter market activity to add to positions in strong companies with good fundamentals, which now have significantly more compelling valuations. As of quarter end, the Fund maintained its higher Consumer, Industrials and Health Care weightings at the expense of Materials, Telecom Services, Energy, IT and Utilities. From a regional perspective, the Fund maintained its underweighting in developed Asia and the UK and overweighting in Europe ex-UK versus the Index. In addition, emerging markets were decreased during the first quarter on valuation by nearly 8% and then increased on weakness by approximately 8% during the second quarter, focused largely on Emerging Asia. These weightings are largely based upon the team’s bottom up, fundamental research efforts, which are also supported by the team’s top down view.

What is your outlook for the international markets?

The key cyclical drivers of the world economy are generally seen to be US household spending growth and China’s industrial and infrastructure investment boom. Both of these trends have been expected to decelerate for some time, but, ironically, a great deal of the increase in economic anxiety that unfolded in the first half of 2006 relates to the fact that both of the expected slowdowns have so far largely failed to materialize.

For the US consumer, the areas of concern are the sharp slowdown in housing activity and the negative fallout of house price weakness, and the hit to discretionary spending power from higher energy costs and interest payments. Coupled with the persistent upward pressure on reported inflation and its uncertain impact on monetary policy, these unknowns are increasingly tipping the odds in favor of a significant (1 percentage point or more) reduction in growth expectations for next year.

In China, the government has targeted a growth slowdown in selected industrial sectors as well as speculative segments of the housing market. But economists have very little confidence in the degree to which the government’s intentions can be translated into actual

48 Semi-Annual Report	June 30, 2006

changes in growth expectations. Similarly, there is no consensus about the effect of a potential export slowdown on the overall economy. Although there are obviously a great number of unknowns in both the numbers and the mechanisms of growth in China, aggregate GDP growth often seems only mildly affected by local and sector-specific cycles, and we would not anticipate more than a moderate downshift back to trend growth.

Japan and Europe, on the other hand, have been seeing steady improvement in growth indicators and economic news flow. Will this quickening expansion be sustained in the face of deceleration in the US and China, as well as some early-stage monetary tightening? Our view is that the cycles in Japan and Europe remain at a relatively early stage, and that growth may be sustained by continued strength in global capital spending, improving employment prospects, high savings balances, and pent-up demand in both the corporate and household sectors.

In the context of this reasonably balanced but still somewhat slower growth scenario, the key policy and market risk issue will be the degree of persistence of rising inflation and the potential broadening of price inflation into more core spending-related measures. This aspect of inflation makes itself known as a severely lagging indicator, and presents the US in particular with the policy problem of whether to prioritize visible growth trends or price trends in setting monetary conditions. This dilemma may well get worse before being resolved in favor of ending the tightening cycle.

In the first half of 2006, valuation and risk issues topped the equity market agenda—concerns about relative risk appetite and relative levels of real rates. To a degree, as growth and inflation issues come to the fore, the market’s principal concern will shift toward the outlook for sales and earnings growth.

Global corporate profitability is at or near record levels, spurred on by the strong secular forces of improved corporate performance and strong labor productivity growth. But while these forces remain in place, there are signs that cyclical pressures may push cost growth ahead of revenue growth—at least in some sectors—regardless of whether the global cycle is stronger or weaker than consensus expectations.

Our view is that changes in relative earnings growth and growth expectations will be an important factor governing market and sector leadership over the next several quarters. At the same time, it is likely that trends in profitability in place for the last year or two may be disrupted by shifts in global demand and relative pricing patterns.

We will be focusing particularly for signs of (negative) change in the commodity and industrial sectors, for changes in margins within the highly diverse financial sector, and for indications of the sustainability of profit growth on a regional basis, particularly with respect to the strong growth advantage enjoyed by emerging markets in the last several years.

In the near term, though, the market’s view of these prospective growth issues will be set by high frequency economic releases and especially by any visible trends that emerge from second and third (calendar) quarter earnings reports. Investment strategy, like economic policy, is at least cyclically becoming more and more ‘data-dependent’.

June 30, 2006	William Blair Funds 49

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

Since Inception(a)
International Small Cap Growth Fund Class N	21.10%
International Small Cap Growth Fund Class I	21.30
MSCI World Ex-US Small Cap Index	18.49
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-US Small Cap Index is an unmanaged index that is designated to measure equity performance of small cap stocks in developed and emerging markets.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

50 Semi-Annual Report	June 30, 2006

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—30.8%
France—2.9%
April Group S.A. (Insurance brokers)	43,600	$2,350
*Orpea (Hospital and nursing management)	16,800	1,159

		3,509

Germany—8.9%
Bijou Brigitte (Fashion jewelry accessories)	4,500	1,216
CTS Eventim (Leisure and recreation products)	39,500	1,212
GFK AG (Commercial services)	21,400	779
*Q-Cells AG (Alternative energy sources)	23,200	1,941
*Qiagen NV (Biomedical)	132,400	1,785
Rational AG (Business equipment)	3,500	572
Solarworld AG (Alternative energy sources)	26,300	1,647
Stada Arzneimittel AG (Pharmaceuticals)	43,700	1,742

		10,894

Ireland—5.2%
IAWS Group plc (Food distribution)	99,400	1,756
Kingspan Group plc (Construction)	174,400	3,046
United Drug plc (Pharmaceuticals)	383,400	1,642

		6,444

Italy—4.9%
Amplifon SpA (Retail)	132,300	1,125
Azimut Holdings SpA (Investment management services)	112,000	1,166
Credito Emiliano SpA (Banking)	97,200	1,198
Pirelli & C Real Estate SpA (Real estate development)	9,400	631
Tod’s SpA (Footwear apparel)	25,300	1,895

		6,015

Luxembourg—1.0%
*Transcom Worldwide S.A. (E-services and consulting)	109,200	1,206

Sweden—5.5%
*Capio AB (Health care)	97,240	1,745
HIQ International AB (Computer services)	116,000	631
*Modern Times Group (Television)	107,800	3,268
*Tradedoubler AB (E-services and consulting)	61,700	1,127

		6,771

Switzerland—2.4%
*EFG International (Banking)	62,750	1,740
Phonak Holdings AG (Hearing technology)	18,900	1,181

		2,921

Japan—24.0%
Aeon Credit Service Co., Ltd. (Consumer finance)	112,300	2,735
Aeon Mall Co., Ltd. (Real estate)	53,000	2,237
Chiyoda Corp. (Construction)	92,000	1,882
Honeys Company, Ltd. (Luxury goods)	25,800	1,107
ITO EN, Ltd. (Beverages)	34,500	1,261
Joint Corporation (Real estate operations/development)	65,100	2,124
*K.K. DaVinci Advisors (Consulting services)	2,230	2,208
MISUMI Group, Inc. (Metal production)	90,000	1,686

Issuer	Shares	Value

Common Stocks—Japan—24.0%—(continued)
Nakanishi Inc. (Medical specialties)	15,900	$1,494
Nitori Company Ltd. (Specialty stores)	35,000	1,703
Park 24 Co., Ltd. (Commercial services)	36,000	1,063
Point Inc. Ltd. (Apparel and footwear retail)	19,500	1,104
Ryohin Keikaku Co. Ltd. (Retail stores)	28,200	2,319
Shimamura Company Ltd. (Retail stores)	15,500	1,701
Sparx Asset Management Co. Ltd. (Financial)	2,890	3,042
Suruga Bank (Banking)	133,000	1,801

		29,467

United Kingdom—12.3%
Accident Exchange Group plc (Auto rental)	96,400	623
*Ceres Power Holdings plc (Alternative energy sources)	226,000	991
*CSR plc (Electronic technology)	93,100	2,165
Homeserve plc (Extended service contracts)	59,500	1,704
Mears Group plc (Building maintenace and services)	216,250	1,085
Michael Page International (Personnel services)	397,400	2,573
Rotork plc (Control insturments)	91,100	1,154
Serco Group plc (Consulting services)	403,200	2,383
Ultra Electronic Holdings plc (Electronic products)	64,300	1,150
VT Group plc (Shipbuilding)	143,000	1,286

		15,114

Emerging Asia—11.3%
China—5.6%
*Ctrip.com International, Ltd.—ADR (E-commerce/services)	36,700	$1,874
*Focus Media Holdings—ADR (Advertising sales)	28,100	1,831
Li Ning Co. Ltd. (Leisure equipment and products)	1,268,873	1,244
Ports Design Limited (Apparel and luxury goods)	355,000	572
*Suntech Power Holdings Co. Ltd—ADR (Alternative energy sources)	46,900	1,325

		6,846

India—2.3%
Bharat Forge Ltd. (Metal processors)	252,300	1,723
*Inox Leisure, Ltd. (Movie theaters)	226,400	621
Pantaloon Retail India, Ltd. (Department stores)	15,700	461

		2,805

Malaysia—0.4%
Transmile Group Bhd (Airport development and maintenance)	143,200	499

Taiwan—2.0%
Largan Precision Company, Ltd. (Photo equipment and supplies)	114,000	2,437

South Korea—1.0%
Hana Tour Service Inc. (Travel services)	16,400	1,237

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 51

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Emerging Latin America—5.9%
Brazil—4.0%
Cyrela Brazil Realty S.A. (Real estate operations/development)	79,500	$1,321
*Submarino S.A.(E-commerce)	96,100	1,930
*Totvs S.A. (Computer software)	109,700	1,633

		4,884

Chile—1.0%
Cencosud S.A.—ADR 144A (Retail stores)	32,900	1,207

Mexico—0.9%
*Urbi Desarrollos Urbanos S.A. (Household durables)	490,200	1,137

Asia—5.3%
Australia—3.0%
Seek Limited (Internet advertising)	512,300	2,037
Sigma Company, Ltd. (Medical distributors)	67,700	131
United Group, Ltd. (Building and construction)	27,600	296
WorleyParsons, Ltd. (Engineering)	80,800	1,208

		3,672

Singapore—2.3%
Goodpack Ltd. (Air freight and logistics)	884,000	912
Osim International Ltd. (Consumer sundries)	1,141,400	1,115
Raffles Education Corp. Ltd. (Schools)	558,000	857

		2,884

Emerging Europe, Mid-East, Africa—2.9%
Czech Republic—1.0%
*Central European Media Enterprises Ltd., Class “A” (Television)†	19,900	1,257

Russia—1.0%
*CTC Media, Inc. (Television)†	68,438	1,249

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—2.9%—(continued)
South Africa—0.9%
Aspen Pharmacare (Pharmaceuticals)	206,500	$1,049

Canada—1.5%
*Gildan Activewear, Inc. (Apparel and luxury goods)	28,100	1,329
Ritchie Brothers Auctioneers, Inc. (Business services)†	10,600	564

		1,893

Total Common Stock—94.0% (cost $109,778)		115,397

Investment in Affiliate
William Blair Ready Reserves Fund	221,938	222

Total Investment in Affiliate—0.2% (cost $222)		222

Short-Term Investments
American Express Demand Note, VRN 5.200% due 7/3/06	$540,000	540
Prudential Funding Demand Note, VRN 5.055% due 7/3/06	301,000	301

Total Short-Term Investments—0.7% (cost $841)		841

Total Investments—94.9% (cost $110,841)		116,460
Cash and other assets, less liabilities—5.1%		6,245

Net assets—100.0%		$122,705

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	38.8%
Industrials and Services	24.8%
Financials	16.6%
Healthcare	11.3%
Information Technology	4.8%
Consumer Staples	2.6%
Energy	1.1%

100.0%

At June 30, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Japanese Yen	25.5%
Euro	23.3%
British Pound Sterling	13.1%
United States Dollar	8.1%
Swedish Krona	6.9%
Brazilian Real	4.2%
Australian Dollar	3.2%
Swiss Franc	2.5%
Signapore Dollar	2.5%
Indian Rupee	2.4%
New Taiwan Dollar	2.1%
Hong Kong Dollar	1.6%
Canadian Dollar	1.2%
South Korean Won	1.1%
All other currencies	2.3%

100.0%

See accompanying Notes to Financial Statements.

52 Semi-Annual Report	June 30, 2006

W. George Greig

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund posted a 5.86% increase (Class N Shares) for the six months ended June 30, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, gained 7.33%.

What were the most significant factors impacting international markets during the first six months of the year?

Following first quarter’s strong equity market, when international equities were up 9.76%, as reflected by the Morgan Stanley Capital International (MSCI) all Country World (ACWI) ex-US Index, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. As a result, investors significantly reduced risk positions and emerging markets, which were up approximately 12% in the first quarter, fell sharply beginning in May through mid-June, while developed small cap stocks, up 10.8% during the first quarter, fell significantly as well. In addition, commodities and energy stocks, which were the strongest sectors globally through April, declined.

The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts. In addition, the US remained the safe haven for investors as its equity and bond markets outperformed other regions of the world. The increased uncertainty surrounding monetary policy, inflationary pressures, rumored intervention by the Chinese government to slow investment and housing in certain parts of its market, record profits by corporations, significant outperformance of “riskier” assets, coupled with higher valuations and concerns about a slower growth environment, created the perfect storm for a liquidity driven market correction. However, within this environment, unit labor costs remained constrained as productivity enhancements offset higher wages, company fundamentals and earnings prospects remained strong, and managements continued to be focused on enhancing shareholder value. At the same time, emerging markets governments significantly improved monetary and fiscal policies and current account positions, and are now more immune to economic downdrafts such as those that occurred in 1997 and 1998.

Markets began to stabilize in mid June and rebounded sharply near the end of the quarter, however, as the severity and broadness of the equity market downdraft appeared overdone, and investors began to believe that central banks would in fact engineer a “soft landing” to a more sustainable growth environment. During the second quarter, the MSCI ACWI ex-US Index was up 0.21%, led by the UK, Australia and Hong Kong, while emerging markets fell 4.27% and developed small cap companies fell 3.41%, as measured by the MSCI World ex-US Small Cap Index. Within emerging markets, Emerging Markets Europe, Mid-East and Africa (EMEA) was the weakest performer, due to Turkey and South Africa and concerns

June 30, 2006	William Blair Funds 53

about their current account deficits, while Emerging Asia was the strongest. As a result, over the first six months of 2006, the MSCI ACWI ex-US Index returned 9.99%, led by Europe ex-UK and the UK, while Japan was the largest developed markets detractor. Emerging markets and developed small cap returned just over 7% each. From a global sector perspective, Materials, Energy and Utilities were the strongest sectors with double digit returns year to date, while Information Technology (IT) and Telecommunication Services trailed.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund returned 5.86% (Class N), trailing the MSCI Emerging Markets Index year to date, due to underperformance during the second quarter, which more than offset first quarter 2006 outperformance. Lagging performance was due largely to the portfolio’s emphasis on a pro growth strategy, as evidenced by the portfolio’s higher weightings in Consumer Cyclicals at the expense of Materials, Energy and Utilities. In particular, the Fund underperformed during April due to its lack of Materials exposure and underweighted Energy holdings versus the Index, as commodities prices soared. The Fund’s pro growth sector positioning was also negative in the significant risk aversion environment during the remainder of the second quarter, favoring the more defensive sectors, as well as, the most defensive stocks within sectors. Mitigating this factor was the Fund’s higher weighting in Latin America at the expense of EMEA was also positive during the six month period, as Latin America was the strongest performing region and EMEA trailed. Moreover stock selection across most sectors was strong. In Energy, the Fund’s stock selection in EMEA was strong, while Materials benefited from Emerging Asia exposures. The Fund also benefited from higher weightings in and stock selection in Emerging Asia and Latin America.

What is your current strategy? How is the Fund positioned?

We have used the second quarter market activity to add to positions in strong companies with good fundamentals, which now have significantly more compelling valuations. As of quarter end, the portfolio maintained its higher Consumer and Industrials weightings at the expense of Materials, Telecom Services, Energy, and Utilities. From a regional perspective, the portfolio’s weighting in EMEA was reduced, on sales from South Africa in particular in favor of Emerging Asian companies, which now approximate the weighting of the Index. These weightings are largely based upon the team’s bottom up, fundamental research efforts, which are also supported by the team’s top down view.

What is your outlook for the international markets?

The key cyclical drivers of the world economy are generally seen to be US household spending growth and China’s industrial and infrastructure investment boom. Both of these trends have been expected to decelerate for some time, but, ironically, a great deal of the increase in economic anxiety that unfolded in the first half of 2006 relates to the fact that both of the expected slowdowns have so far largely failed to materialize.

For the US consumer, the areas of concern are the sharp slowdown in housing activity and the negative fallout of house price weakness, and the hit to discretionary spending power from higher energy costs and interest payments. Coupled with the persistent upward pressure on reported inflation and its uncertain impact on monetary policy, these unknowns are increasingly tipping the odds in favor of a significant (1 percentage point or more) reduction in growth expectations for next year.

In China, the government has targeted a growth slowdown in selected industrial sectors as well as speculative segments of the housing market. But economists have very little confidence in the degree to which the government’s intentions can be translated into actual changes in growth expectations. Similarly, there is no consensus about the effect of a

54 Semi-Annual Report	June 30, 2006

potential export slowdown on the overall economy. Although there are obviously a great number of unknowns in both the numbers and the mechanisms of growth in China, aggregate GDP growth often seems only mildly affected by local and sector-specific cycles, and we would not anticipate more than a moderate downshift back to trend growth.

Japan and Europe, on the other hand, have been seeing steady improvement in growth indicators and economic news flow. Will this quickening expansion be sustained in the face of deceleration in the US and China, as well as some early-stage monetary tightening? Our view is that the cycles in Japan and Europe remain at a relatively early stage, and that growth may be sustained by continued strength in global capital spending, improving employment prospects, high savings balances, and pent-up demand in both the corporate and household sectors.

In the context of this reasonably balanced but still somewhat slower growth scenario, the key policy and market risk issue will be the degree of persistence of rising inflation and the potential broadening of price inflation into more core spending-related measures. This aspect of inflation makes itself known as a severely lagging indicator, and presents the US in particular with the policy problem of whether to prioritize visible growth trends or price trends in setting monetary conditions. This dilemma may well get worse before being resolved in favor of ending the tightening cycle.

In the first half of 2006, valuation and risk issues topped the equity market agenda—concerns about relative risk appetite and relative levels of real rates. To a degree, as growth and inflation issues come to the fore, the market’s principal concern will shift toward the outlook for sales and earnings growth.

Global corporate profitability is at or near record levels, spurred on by the strong secular forces of improved corporate performance and strong labor productivity growth. But while these forces remain in place, there are signs that cyclical pressures may push cost growth ahead of revenue growth—at least in some sectors—regardless of whether the global cycle is stronger or weaker than consensus expectations.

Our view is that changes in relative earnings growth and growth expectations will be an important factor governing market and sector leadership over the next several quarters. At the same time, it is likely that trends in profitability in place for the last year or two may be disrupted by shifts in global demand and relative pricing patterns.

We will be focusing particularly for signs of (negative) change in the commodity and industrial sectors, for changes in margins within the highly diverse financial sector, and for indications of the sustainability of profit growth on a regional basis, particularly with respect to the strong growth advantage enjoyed by emerging markets in the last several years.

In the near term, though, the market’s view of these prospective growth issues will be set by high frequency economic releases and especially by any visible trends that emerge from second and third (calendar) quarter earnings reports. Investment strategy, like economic policy, is at least cyclically becoming more and more ‘data-dependent’.

June 30, 2006	William Blair Funds 55

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	Since Inception(a)
Emerging Markets Growth Fund Class N	47.05%	46.71%
Emerging Markets Growth Fund Class I	47.44	47.07
MSCI Emerging Markets Index	35.91	35.68
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an index that is designated to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

56 Semi-Annual Report	June 30, 2006

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—53.4%
China—16.6%
China Life Insurance Co. (Life/Health Insurance)	8,430,100	$13,354
China Mengniu Dairy Co. Ltd. (Food products)	5,340,000	6,704
China Vanke Company Ltd. (Real estate operations/development)	4,816,625	4,088
*Ctrip.com International Ltd.—ADR (E-commerce/services)	86,500	4,416
*Focus Media Holding Ltd.—ADR (Advertising sales)	66,800	4,353
*Foxconn International (Manufacturing services)	4,996,000	10,706
Fu Ji Food and Catering Services Holdings Ltd (Hotels, restaurants, and leisure)	1,243,000	2,054
Hopson Development Holdings Ltd. (Real estate operations/development)	930,000	1,926
Lee and Man Paper Manufacturing Ltd. (Paper and related products)	4,090,000	5,987
Li Ning Co. Ltd (Leisure equipment and products)	4,800,000	4,707
Parkson Retail Group Ltd. (Retail stores)	1,467,900	4,181
Ports Design Ltd. (Apparel and luxury goods)	1,367,000	2,204
*Suntech Power Holdings Co. Ltd—ADR (Alternate energy sources)	175,100	4,947
Wumart Stores, Inc., Class “H” (Retail stores)	2,005,000	6,918

		76,545

India—18.5%
Bharat Forge Ltd. (Metal processors)	1,245,300	8,506
Bharat Heavy Electricals, Ltd. (Power conversion equipment)	313,100	13,291
*Bharti Airtel Ltd. (Wireless telecommunication services)	1,359,200	10,943
Dabur India Ltd. (Cosmetics and toiletries)	729,000	2,257
HDFC Bank (Banking)	132,000	2,287
Hindustan Lever Ltd. (Soap and cleaning preparation)	120,900	601
Housing Development Finance Corp. (Financial services)	81,700	2,028
Infosys Technologies, Ltd. (Consulting and software services)	200,900	13,442
*Inox Leisure Ltd. (Movie theaters)	800,300	2,195
Maruti Udyog Ltd. (Automobiles)	411,400	7,126
Pantaloon Retail India Ltd. (Department stores)	61,300	1,801
*Shopper’s Stop Ltd. (Retail stores)	175,545	1,883
Suzlon Energy Ltd. (Power conversion equipment)	232,000	5,285
Vedanta Resources Plc (Mining)	542,400	13,756

		85,401

Indonesia—1.4%
PT Bank Rakyat Indonesia (Banking)	10,083,500	4,471
PT Kalbe Farma Tbk (Pharmaceuticals)	14,837,000	2,003

		6,474

Issuer	Shares	Value

Common Stocks—Emerging Asia—53.4%—(continued)
Malaysia—1.8%
Bumiputra Commerce Holding Bhd (Banking)	2,562,200	$4,142
Transmile Group Bhd (Airport development and maintenance)	1,189,700	4,145

		8,287

South Korea—6.3%
Hana Tour Service (Travel service)	61,200	4,618
Kookmin Bank (Banking)	52,800	4,350
Korea Investment Holdings Co. Ltd. (Diversified financial services)	49,300	1,605
*NHN Corporation (Internet software and services)	13,500	4,682
Samsung Electronics Co. (Semiconductors)	7,100	4,506
Shinsegae Co. Ltd. (Discount retail)	18,300	9,162

		28,923

Taiwan—8.8%
High Tech Computer Corporation (Computers)	294,000	8,081
Hon Hai Precision Industry (Computers)	1,984,107	12,250
*Himax Technologies, Inc.—ADR (Semiconductors)	1,174,400	6,718
Largan Precision Co. Ltd. (Photo equipment and supplies)	439,000	9,384
Mediatek Inc. (Semiconductors and equipment)	466,400	4,317

		40,750

Emerging Europe, Mid-East, Africa—13.9%
Czech Republic—1.1%
*Central European Media Enterprises Ltd., Class “A” (Television)†	77,100	4,872

Israel—0.7%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	108,000	3,412

Russia—4.3%
*CTC Media, Inc. (Television)	261,145	4,768
*Novatek OAO—GDR 144A (Oil, gas drilling, and exploration)	335,500	14,762

		19,530

South Africa—6.8%
Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	788,600	4,007
BHP Billiton Plc (Diversified minerals)	472,600	9,135
MTN Group Ltd. (Telecommunication services)	524,900	3,861
Naspers Ltd. (Media)	244,890	4,162
Sasol Ltd. (Oil company)	246,100	9,449
Truworths International Ltd. (Retail-apparel)	276,700	829

		31,443

Turkey—1.0%
*Bim Birlesik Magazalar A.S. (Retail stores)	161,600	4,723

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 57

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—24.1%
Brazil—9.0%
Companhia de Concessoes Rodoviarias (Public thoroughfares)	252,700	$2,042
Cyrela Brazil Realty S.A. (Real estate operations/development)	544,700	9,054
*Diagnosticos da America S.A. (Health care services)	102,300	1,969
Gol Linhas Aereas Int S.P—ADR (Air transport)	138,400	4,913
Localiza Rent a Car S.A. (Automobile rental)	401,600	7,602
Lojas Renner S.A. (Retail-apparel)	46,600	2,474
Natura Cosmeticos S.A. (Cosmetics)	430,400	4,402
*Submarino S.A. (Internet and catalog retail)	239,400	4,808
*Totvs S.A. (Computer software)	279,800	4,165

		41,429

Chile—4.9%
Cencosud S.A.—ADR 144A (Retail stores)	317,800	11,659
S.A.C.I. Falabella S.A. (Retail stores)	3,616,100	11,031

		22,690

Columbia—1.0%
Bancolombia S.A.—ADR (Banking)	189,200	4,559

Mexico—8.3%
America Movil S.A. (Communications)	5,862,800	9,796
*Corporacion Geo Sa De Cv (Real estate)	1,470,000	4,871
Grupo Aeropuertario Del ADR (Airport development and maintenance)	141,700	4,513
*Urbi Desarrollos Urbanos S.A. (Household durables)	1,903,300	4,414
Walmart de Mexico (Retail trade)	5,276,300	14,748

		38,342

Panama—0.9%
Copa Holdings S.A., Class “A” (Airlines)†	178,800	4,050

Total Common Stock—91.4% (cost $394,124)		421,430

Preferred Stock
Brazil—5.3%
Banco Itau Holding (Banking)	323,300	9,382
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	764,700	15,199

Total Preferred Stock—5.3% (cost $20,722)		24,581

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	5,762,120	$5,762

Total Investment in Affiliate—1.3% (cost $5,762)		5,762

Short-Term Investments
American Express Demand Note, VRN 5.200% due 7/3/06	$1,985,000	1,985
Prudential Funding Demand Note, VRN 5.055% due 7/3/06	732,000	732

Total Short-Term Investments—0.6% (cost $2,717)		2,717

Total Investments—98.6% (cost $423,325)		454,490
Cash and other assets, less liabilities—1.4%		6,352

Net assets—100.0%		$460,842

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	17.5%
Indian Rupee	16.1%
Hong Kong Dollar	14.1%
Brazilian Real	13.7%
Taiwan Dollar	7.6%
Mexico Nuevo Peso	7.6%
South African Rand	7.0%
South Korean Won	6.5%
British Pound Sterling	3.1%
Chilean Peso	2.5%
Malaysian Ringgit	1.9%
Indonesian Rupiah	1.4%
Turkish Lira	1.0%

100.0%

At June 30, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	24.4%
Information Technology	15.4%
Consumer Staples	13.7%
Finance	11.7%
Industrials	11.4%
Energy	8.8%
Materials	6.5%
Telecommunication Services	5.5%
Health Care	2.6%

100.0%

See accompanying Notes to Financial Statements.

58 Semi-Annual Report	June 30, 2006

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted an 8.56% increase on a total return basis (Class N shares) during the six months ended June 30, 2006. By comparison, the Russell 2000® Value Index, gained 10.44%, while the Russell 2000® Index rose 8.21%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Excellent performance in the Consumer Discretionary and Health Care sectors combined with disappointing results in Technology and Materials were the primary drivers of performance in the first half of 2006.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

As mentioned above, the Consumer Discretionary and Health Care sectors were the best performers during the first half. Casual Male Retail Group saw improved earnings and comparable store sales favorable to expectations. Navigant International announced it was being acquired by a private competitor. Both stocks were meaningful contributors to the Consumer Discretionary sector’s +145 basis points relative contribution. The Health Care sector, which provided a +58 basis points relative contribution, was driven by strong performances from Magellan Health and CNS, Inc.

Other significantly positive stocks included General Cable and Jones Lang LaSalle. Both stocks increased due to earnings that were meaningfully better than expectations.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

The Technology and Materials sectors were the most significant detractors from performance during the first six months of 2006. Plantronics experienced an abrupt turn in its fundamentals resulting from increased competition and a disadvantageous mix shift from wired to wireless head sets. This was particularly disappointing as the company was coming off a strong quarter during which they raised their financial guidance. Overall, the Technology sector detracted 133 basis points of return relative to the benchmark.

The Materials sector detracted 71 basis points of relative return during the first half. Metals & Mining stocks returned 46.5% during the period and lack of representation cost the fund 85 basis points as a result. Offsetting that to a certain extent was a strong showing by Arch Chemicals.

June 30, 2006	William Blair Funds 59

Our investment in Quanta Capital proved unrewarding. Despite a significant equity capital raise, the specialty reinsurer lost its A- rating from A.M. Best after further adverse developments from Hurricanes Katrina and Rita. Playtex declined as management chose to increase spending in support of current brands and new product launches.

What is your current strategy? How is the Fund positioned?

Our underweight position in Financials has and continues to be due to a combination of lofty valuations and mixed fundamentals. However, with the Russell rebalancing, the Financials sector is now over 35% of our primary benchmark and we have taken steps to selectively increase our representation in the sector. The most dramatic change in the benchmark was a 400-500 basis point reduction in the Industrial sector weight. This abrupt change caused us to enter the third quarter with a significant overweight position in Industrials. Early in the quarter we have opportunistically taken steps to narrow this overweight.

During the second quarter we added a third Co-Manager, Chad Kilmer, to the team. Like Mark Leslie before him, Chad was previously the Lead Manager of the First American Small Cap Value Fund at US Bancorp. Chad was originally hired by Mark at US Bancorp and subsequently replaced him as Lead Manager when Mark joined William Blair. With the addition of Mark in July 2005 and now Chad, the team is fully constituted and looking forward to proving ourselves to shareholders over the long term. We remain encouraged by our performance over the first three full quarters since Mark’s arrival and believe we have a put together a solid foundation for the future. We appreciate your confidence in us and thank you for investing in the Fund.

60 Semi-Annual Report	June 30, 2006

Value Discovery Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	3 Year	5 Year	Since Inception
Value Discovery Fund Class N	14.43%	15.23%	8.92%	12.28	%(a)
Value Discovery Fund Class I	14.72	15.45	9.16	13.78	(b)
Russell 2000® Index	14.58	18.70	8.50	9.11	(a)
				9.47	(b)
Russell 2000® Value Index	14.61	21.01	13.09	12.82	(a)
				15.15	(b)
(a)	For the period from December 23, 1996 (Commencement of the Class) to June 30, 2006.
(b)	For the period from October 1, 1999 (Commencement of the Class) to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Index is the Fund’s primary benchmark. The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2006	William Blair Funds 61

Value Discovery Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks
Financials—27.7%
AmericanWest Bancorporation	22,005	$499
*Argonaut Group, Inc.	26,645	801
Astoria Financial Corporation	21,390	651
Chittenden Corporation	28,050	725
Cogdell Spencer, Inc.	32,635	637
*Community Bancorp	15,700	488
*CompuCredit Corporation	12,720	489
Donegal Group, Inc., Class “A”	25,936	504
Equity Inns, Inc.	70,339	1,165
First Midwest Bancorp Incorporated	27,730	1,028
Horizon Financial Corp	24,075	660
Jones Lang LaSalle, Inc	8,765	767
Kite Realty Group Trust	31,775	495
Mid-American Apartment Communities, Inc.	8,670	483
Midwest Banc Holdings, Inc.	47,072	1,047
*RAM Holdings, Ltd.+	58,645	737
Scottish Re Group, Ltd.	28,050	468
*Trammell Crow Company	14,525	511
*Western Alliance Bancorp	15,035	523
Winston Hotels, Inc.	69,175	847

		13,525

Industrials—20.0%
Acuity Brands, Inc.	18,215	709
Clarcor, Inc.	22,925	683
*Coinstar, Inc.	21,145	506
*EMCOR Group, Inc.	17,855	869
*Esco Technologies, Inc.	25,000	1,336
G & K Services, Inc.	17,175	589
*General Cable Corporation	21,200	742
*Genlyte Group, Inc.	10,695	775
*Goodman Global, Inc.	32,880	499
*SCS Transportation, Inc.	20,415	562
*Tal International Group, Inc.	28,085	677
*Teletech Holdings, Inc.	48,265	611
Toro Company	14,565	680
Watsco, Inc.	7,735	463

		9,701

Consumer Discretionary—15.5%
*Aeropostale, Inc.	28,585	826
*AFC Enterprises, Inc.	37,190	474
BorgWarner, Inc.	9,085	591
*Casual Male Retail Group, Inc.	52,435	527
Christopher & Banks Corporation	21,485	623
Entercom Communications Corporation	17,490	458
*Interface Incorporated, Class “A”	118,640	1,359
Polaris Industries, Inc.	18,240	790
*Rent A Center, Inc.	19,840	493
Ruby Tuesday, Inc.	20,120	491
Wolverine World Wide, Inc.	41,445	967

		7,599

Information Technology—13.3%
*Anixter International, Inc.	15,040	714
*Bisys Group, Inc.	95,865	1,313
*Entegris, Inc.	85,560	816
*Mastec Incorporated	61,015	806
*MICROS Systems, Inc.	12,230	534
*Parametric Technology Corporation	55,330	703
*Semitool, Inc.	67,614	610
*Sybase, Inc.	51,555	1,000

		6,496

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—7.2%
CNS, Inc.	32,110	$787
*Encore Medical Corporation	178,053	856
*Magellan Health Services	14,960	678
*Pediatrix Medical Group	13,590	616
Vital Signs, Inc.	12,105	599

		3,536

Materials—5.7%
Arch Chemicals, Inc.	21,720	783
Silgan Holdings, Inc.	20,080	743
Spartech Corporation	33,340	753
Texas Industries, Inc.	9,750	518

		2,797

Energy—5.3%
*Forest Oil Corporation	16,155	536
*Goodrich Petroleum Corporation	9,300	264
*KCS Energy, Inc.	21,975	653
RPC, Inc.	23,010	559
St. Mary Land & Exploration Company	14,270	574

		2,586

Utilities—2.9%
Northwest Natural Gas Company	19,535	723
South Jersey Industries, Inc.	26,145	716

		1,439

Consumer Staples—2.8%
Longs Drug Stores Corporation	11,115	507
*Playtex Products, Inc.	80,650	841

		1,348

Total Common Stock—100.4% (cost $43,135)		49,027

Investment in Affiliate
William Blair Ready Reserves Fund	101,110	101

Total Investment in Affiliate—0.2% (cost $101)		101

Short-Term Investment
Prudential Funding Demand Note, VRN 5.055%, due 7/3/06	$94,000	94

Total Short-Term Investment—0.2% (cost $94)		94

Total Investments—100.8% (cost $43,330)		49,222
Liabilities, plus cash and other assets—(0.8)%		(381)

Net assets—100.0%		$48,841

*Non-income producing

VRN = Variable Rate Note

+ = U.S. listed foreign security

See accompanying Notes to Financial Statements.

62 Semi-Annual Report	June 30, 2006

James S. Kaplan

Christopher T. Vincent

INCOME FUND

The Income Fund invests in high-grade intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a 0.23% gain on a total return basis (Class N Shares) for the 6 months ended June 30, 2006. By comparison, the Fund’s benchmark, the Lehman Intermediate Government/Credit Bond Index, decreased 0.18%, while the Fund’s peer group, the Morningstar Short-Term Bond Category, increased 0.84%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

During the first half of the year, Federal Reserve Monetary Policy was the dominant factor impacting Fund performance.

The Federal Reserve Board raised short-term interest rates four times during the first half of the year, each time by 0.25%. The fourth rate hike on June 29th was the seventeenth consecutive meeting at which the Fed had raised rates. At the end of the quarter, the Fed Funds rate stood at 5.25%.

Interest rates across the yield curve rose by roughly 0.75%. For example, the yield on 2-year Treasury notes increased 0.42% to finish the quarter at 4.82%, while the yield on 10-year Treasury securities rose 0.46% to 4.85%. The interest rate yield curve flattened as the year began, steepened slightly in March, and then continued to flatten again in the second quarter.

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

In general, corporate bonds contributed positive excess returns in the first two months of the year, but gave back some of their gains during March. We believe much of the weakness during March was related to profit-taking, as well as ideas that corporate bonds had become somewhat overvalued.

The Mortgage- and Asset-backed sectors were strong performers during the first two months of the year, but then lagged in March. There has been a consistent demand on the part of investors for these instruments, which continue to provide a safe haven for those investors seeking excess returns versus U.S. Treasury securities. Some of this demand reflects the continued strong appetite for U.S. securities on the part of foreign investors.

The Mortgage- and Asset-backed sectors of the bond market provided positive excess returns in the second quarter, although not to the extent that they had during the first quarter. Corporate bonds were responsible for somewhat flat to slightly positive excess returns in the second quarter.

What were among the weakest performing investments for the Fund?

The first half of the year was a relatively uneventful period for the Fund, and one in which no one security stands out as particularly noteworthy for its performance—on the upside, or the downside for that matter.

June 30, 2006	William Blair Funds 63

What is your current strategy? How is the Fund positioned?

Within the Mortgage-, and Asset-backed sectors of the fixed-income markets, it has become a very security-specific trading environment.

Relying on an investment strategy of merely selecting bonds based on such criteria as type and ratings is not enough to ensure success. The current environment requires an analysis of each bond’s individual structure—because some lower-rated bonds look more attractive and creditworthy as investment candidates than higher-rated bonds.

We are being particularly judicious in monitoring the Asset-backed and Mortgage-backed positions in our portfolio, making sure the assumptions about each bond remain the same as when they were first purchased. The housing market is not as strong as it was, and some borrowers may experience stress, but we do not see the market collapsing. We sold some Asset-backed positions where the bond’s creditworthiness no longer met our original assumptions.

One trade that we executed within our Corporate holdings emphasizes our investment philosophy and process, and analysis of individual securities. We sold Altria (Phillip Morris), a bond we had held about two years, capturing excess return as the risk premium for this issue shrank as a result of recent positive legal decisions for cigarette manufacturers. Tobacco issues were tainted for a long period of time, with a great deal of risk priced into these securities because of the litigation threats hanging over companies. As those threats have been mitigated somewhat, the issues have been priced to reflect less risk.

We took the proceeds from our sale and purchased a new issue, SAB Miller, a company with a global brand that manufactures a product (beer) that is a consumer staple, demand for which should remain strong regardless of the economic environment. This new issue also reflects how many international companies have looked to the U.S. Corporate bond market—the most liquid in the world—to provide financing.

On an absolute basis, the Fund has held its own in spite of the fact that rates are up 0.75% since the beginning of the year. If interest rates stabilize over the second half of the year, as we expect them to, we believe the securities in the Fund’s portfolio should provide attractive returns.

The real issue facing the fixed-income markets is whether or not the Federal Reserve has completed its campaign to engineer a gradual slowing of economic growth that does not cause undue damage, triggering a recession, for example. We do not expect that to be the case.

It is fair to say that it has been quite a rocky honeymoon period for the new Fed Chairman, Ben Bernanke, with the fixed-income markets hanging on his every word, and the interpretation and communication of those words responsible for periods of sharp market volatility, something even the shortest-term bond funds are not able to overcome.

We will remain patient investors during this period, and do not expect the Fund’s sector allocations to change much. As we stated, we intend to focus on the structure and characteristics of individual issues, and evaluate opportunities as they arise on a security-by-security basis.

64 Semi-Annual Report	June 30, 2006

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	3 Year	5 Year	10 Year	Since Inception
Income Fund Class N	0.61%	1.74%	3.92%	5.16%	—%
Income Fund Class I	0.74	1.87	4.07	—	5.05	(a)
Lehman Intermediate Government Credit Bond Index	(0.19)	1.48	4.61	5.80	5.50	(a)
(a)	For the period from October 1, 1999 to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2006	William Blair Funds 65

Income Fund

Portfolio of Investments, June 30, 2006 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—49.1%
U.S. Treasury—5.7%
U.S. Treasury Note, 6.500%, due 2/15/10	$12,000	$12,538
U.S. Treasury Note, 4.750%, due 5/15/14	4,550	4,438

Total U.S. Treasury Obligations	16,550	16,976

Government National Mortgage Association (GNMA)—1.9%
#780405, 9.500%, due 11/15/17	694	741
#589335, 6.500%, due 10/15/22	2,174	2,203
#357322, 7.000%, due 9/15/23	185	191
#616250, 6.000%, due 2/15/24	1,740	1,734
#2002-48, Tranche 0B, 6.000%, due 5/16/30	891	891

Total Government National Mortage Association	5,684	5,760

Small Business Administration—0.0%
Receipt for Multiple Originator Fees, #3, 0.821%, due 11/01/08 (Interest Only) WAC*	—	28

Federal Home Loan Mortgage Corp. (FHLMC)—17.7%
#1417, Tranche SA, 12.695%, due 11/15/07, VRN	526	537
#G10067, 7.000%, due 1/1/08	272	274
#G10147, 8.500%, due 2/1/08	43	43
#1601, Tranche PJ, 6.000%, due 10/15/08, VRN	1,124	1,125
#1612, Tranche SE, 8.100%, due 11/15/08, VRN	558	568
#G90028, 7.000%, due 5/17/09	339	340
#E80050, 6.000%, due 10/1/09	580	580
#G90019, 7.500%, due 12/17/09	417	421
7.000%, due 3/15/10	5,950	6,250
#E65418, 7.000%, due 8/1/10	270	271
#G10457, 7.000%, due 2/1/11	467	474
#E00436, 7.000%, due 6/1/11	454	463
#G10708, 6.500%, due 8/1/12	273	277
#E91999, 5.000%, due 10/1/12	1,140	1,118
#G11218, 7.000%, due 10/1/12	125	127
#E96147, 5.000%, due 5/1/13	1,460	1,431
#E95846, 4.500%, due 5/1/13	1,294	1,249
#G10839, 5.500%, due 10/1/13	1,375	1,351
#E72924, 7.000%, due 10/1/13	1,172	1,199
#E00639, 5.000%, due 3/1/14	1,815	1,750
#J02572, 7.500%, due 6/1/14	2,123	2,197
#E81697, 8.000%, due 5/1/15	2,548	2,686
#E81908, 8.500%, due 12/1/15	123	129
#G11688, 7.000%, due 2/1/16	853	875
#J02184, 8.000%, due 4/1/16	1,935	2,032
#G90022, 8.000%, due 9/17/16	726	761
#G11702, 7.500%, due 12/1/16	826	858
#G11486, 7.500%, due 4/1/17	1,026	1,066
#E90398, 7.000%, due 5/1/17	1,346	1,380
#M30028, 5.500%, due 5/1/17	382	378
#G11549, 7.000%, due 7/1/17	897	920
#G90027, 6.000%, due 11/17/17	1,385	1,388
#G11756, 7.000%, due 12/1/17	1,584	1,615

Issuer	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#G30254, 6.500%, due 5/1/19	$2,734	$2,771
#G30255, 7.000%, due 7/1/21	1,012	1,040
#G30268, 7.000%, due 7/1/21	2,030	2,087
#G30239, 7.000%, due 8/1/21	1,767	1,815
#C67537, 9.500%, due 8/1/21	220	236
#G30243, 6.000%, due 12/1/21	1,963	1,958
#D95621, 6.500%, due 7/1/22	3,542	3,586
#G02183, 6.500%, due 3/1/30	2,176	2,198
#A45790, 7.500%, due 5/1/35	1,149	1,189

Total FHLMC Mortgage Obligations	52,001	53,013

Federal National Mortgage Association (FNMA)—23.8%
#545560, 8.000%, due 5/1/07	237	239
#1992-192, Tranche SC, 8.641%, due 11/25/07, VRN	230	230
#93-196, Tranche SA, 12.083%, due 10/25/08, VRN	405	423
#1993-221, Tranche SG, 3.624%, due 12/25/08, VRN	311	302
#765396, 5.500%, due 1/1/09	261	259
#695512, 8.000%, due 9/1/10	434	445
#725479, 8.500%, due 10/1/10	780	797
#255056, 5.000%, due 12/1/10	1,903	1,858
6.250%, due 2/1/11	6,775	6,939
#313816, 6.000%, due 4/1/11	549	550
#577393, 10.000%, due 6/1/11	253	269
#577395, 10.000%, due 8/1/11	896	954
#254705, 5.500%, due 2/1/13	1,839	1,823
#254788, 6.500%, due 4/1/13	660	668
#725315, 8.000%, due 5/1/13	818	852
#190539, 6.000%, due 1/1/14	490	488
#806463, 7.000%, due 3/1/14	834	852
#593561, 9.500%, due 8/1/14	406	435
#567027, 7.000%, due 9/1/14	1,895	1,945
#567026, 6.500%, due 10/1/14	1,760	1,784
#458124, 7.000%, due 12/15/14	491	502
#745459, 7.000%, due 2/1/15	1,084	1,108
#598453, 7.000%, due 6/1/15	586	593
#576554, 8.000%, due 1/1/16	1,794	1,888
#576553, 8.000%, due 2/1/16	2,757	2,925
#555747, 8.000%, due 5/1/16	591	615
#735569, 8.000%, due 10/1/16	2,978	3,101
#725410, 7.500%, due 4/1/17	1,311	1,352
#643217, 6.500%, due 6/1/17	390	396
#682075, 5.500%, due 11/1/17	1,228	1,207
#662925, 6.000%, due 12/1/17	1,638	1,647
#251960, 6.000%, due 9/1/18	683	681
#740847, 6.000%, due 10/1/18	1,434	1,439
#852864, 7.000%, due 7/1/20	3,824	3,911
#458147, 10.000%, due 8/15/20	1,084	1,188
#835563, 7.000%, due 10/1/20	1,461	1,513
#735367, 6.000%, due 3/1/22	2,758	2,749
#735574, 8.000%, due 3/1/22	1,062	1,123
#735104, 7.000%, due 5/1/22	2,816	2,896
#725927, 7.000%, due 8/1/22	2,271	2,335
#735137, 6.500%, due 11/1/22	1,453	1,472
#1993-19, Tranche SH, 11.234%, due 4/25/23, VRN	11	14
#254797, 5.000%, due 6/1/23	2,677	2,545
#745633, 6.500%, due 7/1/24	3,308	3,361

See accompanying Notes to Financial Statements.

66 Semi-Annual Report	June 30, 2006

Income Fund

Portfolio of Investments, June 30, 2006 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating		Principal Amount	Value
Federal National Mortgage Association (FNMA)—(continued)
#806458, 8.000%, due 6/1/28			$1,519	$1,605
#880155, 8.500%, due 7/1/29			2,309	2,481
#797846, 7.000%, due 3/1/32			2,295	2,349
#745519, 8.500%, due 5/1/32			1,246	1,338
#654674, 6.500%, due 9/1/32			349	352
#733897, 6.500%, due 12/1/32			548	555

Total FNMA Mortgage Obligations			69,692	71,353

Collateralized Mortgage Obligations—24.0%
Security National Mortgage Loan Trust, 2002-2, Tranche M2, 6.460%, due 8/25/08	A	+	197	197
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA	+	1,824	1,733
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA		1,062	1,057
RALI, 2004-QS16, Tranche 2M1, 5.000%, due 12/25/19	AA		1,720	1,628
RALI, 2004-QS16, Tranche 2M3, 5.000%, due 12/25/19	BBB		291	265
RALI, 2005-QS14, Tranche 1M1, 5.250%, due 9/25/20	AA		1,006	960
RALI, 2005-QS14, Tranche 1M2, 5.250%, due 9/25/20	A		316	297
RALI, 2006-QS2, Tranche 2M1, 5.500%, due 2/25/21	AA		1,109	1,070
RALI, 2006-QS2, Tranche 2M2, 5.500%, due 2/25/21	A		518	491
RALI, 2006-QS6, Tranche 2M1, 6.000%, due 6/25/21	AA		540	523
RALI, 2006-QS6, Tranche 2M2, 6.000%, due 6/25/21	A		427	408
First Plus, 1997-4, Tranche M1, 7.640%, due 9/11/23	AA		2,058	2,087
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23	A		434	438
First Plus, 1997-4, Tranche A8, 7.810%, due 9/11/23	AAA		271	278
First Plus, 1998-2, Tranche M2, 8.010%, due 5/10/24	A		260	262
First Plus, 1998-3, Tranche M2, 7.920%, due 5/10/24, VRN	A		729	736
Bear Stearns ABS, 2001-A, Tranche M1, 7.540%, due 2/15/31	AA		1,882	1,892
Delta Funding Home Equity Loan Trust, 2000-4, Tranche M1, 7.150%, due 2/15/31	AA		2,940	2,938
Structured Asset Securities Corp., 2005-SC1, Tranche 1A2, 9.843%, due 5/25/31, VRN*	AAA		2,729	2,862
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A		1,216	1,224
Conseco Finance, 2001-B, Tranche 1M1 7.272%, due 6/15/32	AA		961	966
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 06/25/32*	A		1,600	1,596

Issuer	NRSRO Rating		Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
Structured Assets Security Corporation, 2002-13, Tranche B1, 6.750%, due 7/25/32, VRN	AAA		$2,738	$2,738
Structured Assets Security Corporation, 2002-17, Tranche B3, 6.085%, due 9/25/32, VRN	A		1,881	1,859
LSSCO, 2004-2, Tranche M1, 6.179%, due 2/28/33, VRN*	AA		1,460	1,457
LSSCO, 2004-2, Tranche M2, 6.179%, due 2/28/33, VRN*	A		1,119	1,109
ABFS, 2002-2, Tranche A-7, 5.215%, due 7/15/33, VRN	AAA		148	147
ABFS, 2002-3, Tranche M1, 5.402%, due 9/15/33, VRN	AA		1,500	1,483
Residential Asset Mortgage Prouducts, 2003-RS9, Tranche MI1, 5.800%, due 10/25/33	AA		310	305
Residential Asset Mortgage Prouducts, 2003-RS9, Tranche MI2, 6.300%, due 10/25/33	A		2,200	2,177
ACE, 2004-SD1, Tranche M3, 8.073%, due 11/25/33, VRN	BBB		2,099	2,046
Residential Asset Mortgage Products, 2003-RS11, Tranche MI1, 5.597%, due 12/25/33	AA		2,400	2,374
Deutsche Mortgage Securites, Inc., 2004-2, Tranche M1, 5.090%, due 1/25/34	AA		2,055	2,006
GRP Real Estate Asset Trust, 2004-2, Tranche A, 4.207%, due 7/25/34*	A		501	499
FHASI, 2004-AR4, Tranche 3A1, 4.586%, due 8/25/34, VRN	AAA		1,618	1,568
RAAC, 2005-SP1, Tranche M1, 5.505%, due 9/25/34, VRN	AA		2,614	2,436
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A		2,200	2,113
GRP Real Estate Asset Trust, 2005-1 Tranche A, 4.850%, due 1/25/35*	A		814	808
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A		1,475	1,441
Security National Mortgage Loan Trust, 2005-1A, Tranche B1, 7.450%, due 2/25/35*	BBB		950	916
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2B, 6.500%, due 5/25/35	AAA		3,435	3,424
ACE, 2005-SL1, Tranche M6, 6.360%, due 6/25/35	BBB		1,843	1,796
SACO, 2005-WM2, Tranche B2, 6.500%, due 7/25/35	BBB		3,017	2,922
ACE, 2006-SL2, Tranche M6A, 6.530%, due 1/25/36	A	-	2,355	2,327
Security National Mortgage Loan Trust, 2005-2A, Tranche B1, 7.750%, due 2/25/36*	BBB		1,550	1,481
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A		2,075	2,004

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 67

Income Fund

Portfolio of Investments, June 30, 2006 (all amounts in thousands) (unaudited)

Issuer	NRSRO Rating		Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
Blackrock Capital Finance, 1997-R1 WAC, 1.809%, due 3/25/37, VRN*	AAA		$413	$394
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 7/25/37*	AAA		2,638	2,638
ACE, 2005-SN1, Tranche M1, 5.520%, due 11/25/39, VRN	AA	+	1,075	1,040
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A	+	625	607
ACE, 2005-SD3, Tranche M2, 7.073%, due 8/25/45, VRN	A	+	1,895	1,909

Total Collateralized Mortgage Obligations			73,093	71,932

Corporate Obligations—24.3%
Block Financial Corporation, 8.500%, due 4/15/07	A		2,724	2,773
Applied Materials, Inc., 6.750%, due 10/15/07	A	-	2,875	2,905
DaimlerChrysler, NA Holdings, 4.750%, due 1/15/08	A3		2,675	2,631
Philips Petroleum, 8.750%, due 5/25/10	A	-	3,600	3,979
Residential Capital Corporation, 6.375%, due 6/30/10	BBB	-	3,000	2,959
Household Finance Corporation, 8.000%, due 7/15/10	AA	-	2,450	2,641
Boeing Capital Corporation, 7.375%, due 9/27/10	A		2,549	2,708
Sprint Capital Corporation, 7.625%, due 1/30/11	A	-	2,000	2,129
Goldman Sachs Group, Inc., 6.600%, due 1/15/12	A	+	3,050	3,148
Lehman Brothers Holdings, Inc. 6.625%, due 1/18/12	A	+	2,650	2,743
National Rural Utility Cooperative, 7.250%, due 3/1/12	A		3,025	3,223
Valero Energy Corporation, 6.875%, due 4/15/12	BBB		2,065	2,141
General Electric Capital Corporation, 6.000%, due 6/15/12	AAA		2,650	2,680
Citigroup, Inc., 5.625%, due 8/27/12	A	+	2,675	2,643
SLM Corporation, 5.125%, due 8/27/12	A		2,050	1,969
Cox Communications,Inc., 7.125%, due 10/1/12	BBB	-	2,425	2,508
Kroger Company, 5.500%, due 2/1/13	BBB		3,000	2,880

Issuer	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
Ohio Power Company, 5.500%, due 2/15/13	A3		$1,900	$1,846
American Movil SA, 5.500%, due 3/1/14	A3		2,000	1,848
Bank of America Corporation, 5.375%, due 6/15/14	AA	-	2,325	2,251
SBC Communications, Inc., 5.100%, due 9/15/14	A		2,500	2,319
Codelco, Inc.—144A, 4.750%, due 10/15/14*	A		2,815	2,573
United Technologies Corporation, 4.875%, due 5/1/15	A	+	2,725	2,543
Telecom Italia Capital, 5.250%, due 10/1/15	BBB	+	3,000	2,715
Forutne Brands, Inc., 5.375%, due 1/15/16	BBB		2,060	1,906
Johnson Controls, Inc., 5.500%, due 1/15/16	A	-	1,975	1,874
Omnicom Group, Inc., 5.900%, due 4/15/16	A	-	3,000	2,873
Sabmiller PLC, 6.500%, due 7/1/16	BBB	+	2,100	2,117
Ras Laffan Lng II, 5.298%, due 9/30/20*	A	+	1,500	1,398

Total Corporate Obligations			73,363	72,923

Total Long Term Investments—97.4% (Cost $301,220)			290,383	291,985

Short-Term Investments
American Express Corporation, VRN 5.200%, due 7/3/06	A	+	3,319	3,319
Prudential Funding LLC, VRN 5.055%, due 7/3/06	A	+	4,450	4,450

Total Short-Term Investments—2.6% (Cost $7,769)			7,769	7,769

Total Investments—100.0% (Cost $308,989)			$298,152	299,754

Cash and other assets, less liabilities—0.0%				140

Net Assets—100%				$299,894

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 7.7% of the net assets at June 30, 2006.

See accompanying Notes to Financial Statements.

68 Semi-Annual Report	June 30, 2006

James S. Kaplan

Christopher T. Vincent

READY RESERVES FUND

The Ready Reserves Fund invests primarily in short-term U.S. dollar-denominated money market instruments, and exclusively in high quality securities that are rated in the top two categories of credit quality.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Federal Reserve Board Monetary policy continued to be the focus of the money markets during the first half of 2006.

The Federal Reserve raised the federal funds rate on overnight loans between banks by 0.25% four times during the first half of the year; on January 31—which was also Federal Reserve Board Chairman Alan Greenspan’s last day as chairman—and subsequently on March 28, May 10 and June 29. The last rate increase was the seventeenth consecutive rate hike by the Federal Reserve, and brought the federal funds rate to 5.25%.

For the first time since the Federal Reserve began raising rates two years ago, the Fed stopped short of signaling that additional interest rate increases were a foregone conclusion. In a statement that accompanied the announcement of its latest rate increase, the Federal Reserve Board stated that recent price trends had been “elevated” and that “inflation pressures remain,” but also said that economic growth appeared to be slowing, which in turn should ease inflation. “Recent indicators suggest that economic growth is moderating from its quite strong pace,” the Fed’s policy-making committee said.

The Fed said that slowing growth resulted from a “gradual cooling” of the housing market, the lagged effects of previous rate hikes and elevated energy prices.

However, investors were especially encouraged by a change in the Fed’s language that hinted at the possibility that further interest rate increases may no longer be needed. The Fed spoke hypothetically as to the course of action it would take if interest rate increases were necessary. “The extent and timing of any additional firming that may be needed to address risks will depend on the evolution of the outlook for inflation and economic growth,” the Fed said. By comparison, in May the Fed simply stated that “some additional firming may be necessary.”

It’s been a rough start for the new Fed Chairman, Ben Bernanke. Unfortunately, as market participants attempted to interpret the exact meaning of his early statements on the economy and Fed policy, market volatility ensued. The biggest concern on the part of investors is Mr. Bernanke’s ability to engineer a “soft landing”—like his predecessor before him—from a period of strong economic growth and rising inflation to one where underlying inflation slows, and without sparking a recession.

We presently intend to maintain our strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and also will continue to emphasize floating-rate obligations, which price off of LIBOR. (LIBOR is the London Interbank Offered Rate, which is the rate the creditworthiest international banks dealing in Eurodollars—U.S. currency held in banks outside of the U.S.—charge each other for large loans.)

At June 30, 2006, the Fund’s Average Maturity was 59.4 days, compared to 55.5 days at March 31, 2006, and 58.6 days at December 31, 2005.

The return for the six months ended June 30, 2006, of the Fund’s Class N Shares was 2.04%, versus the 1.95% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.16 billion, compared to $1.14 billion at March 31, 2006, and $1.09 billion at December 31, 2005.

June 30, 2006	William Blair Funds 69

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on June 30, 2006 was 4.47%.

Average Annual Total Returns—Class N Shares year ending June 30, 2006.

	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund	3.65%	1.90%	1.74%	3.39%
AAA Rated Money Market Funds	3.43	1.78	1.64	3.40

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial data.

This report identifies the Fund’s investment’s on June 30, 2006. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

70 Semi-Annual Report	June 30, 2006

Ready Reserves Fund

Portfolio of Investments, June 30, 2006 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
Mortage-Backed Securities—1.5%
Federal Home Loan Bank (FHLB), 2.600%, 3/30/07	$978	$980
Federal Home Loan Mortgage Corp. (FHLMC), 4.125%-5.375%, 2/20/07-6/18/07	15,990	15,991

Total Mortgage Backed Securities	16,968	16,971

Canadian Fixed Rate Notes—1.3%
Province of Manitoba, 4.250%, 11/20/06	10,940	10,958
Province of Ontario, 2.650%, 12/15/06	2,434	2,459
Province of Quebec, 7.000%, 1/30/07	2,058	2,045

Total Canadian Fixed Rate Notes	15,432	15,462

Fixed Rate Notes—24.8%
Abbott Laboratories, 5.625%-6.400%, 7/1/06-12/1/06	30,508	30,167
American General Finance Corp, 3.000%-5.875% , 7/14/06-11/15/06	21,260	21,216
Anheuser Busch Company, 5.600%, 7/06/06	5,060	5,001
B.P. Argentina 6.750%, 2/1/07	1,321	1,313
B.P. Capital PLC, 2.625%-6.950%, 11/08/06-3/15/07	24,337	24,484
Caterpillar Financial Services, 2.350%-2.625%, 7/15/06-1/30/07	19,080	19,207
Chevron Corporation, 7.090%-8.250%, 10/1/06-2/1/07	2,895	2,877
Coca-Cola Enterprises, Inc. 2.500%-5.375%, 8/15/06-9/15/06	16,913	16,918
Du Pont (E.I) De Numours 8.250%, 9/15/06	10,243	9,934
Eli Lilly & Company, 5.500%, 7/15/06	16,027	15,873
GE Capital Corp 2.750%-6.500%, 9/25/06-6/15/07	13,630	13,689
IBM Corporation, 2.375%-4.875%, 10/1/06-11/1/06	22,233	22,329
Merck & Company, 5.250%, 7/1/06	7,748	7,670
Paccar Financial, 2.500%, 8/1/06	1,311	1,328
Pfizer, Inc. 2.500%, 3/15/07	14,413	14,490
Procter and Gamble Corporation, 4.750%, 6/15/07	12,327	12,330
SLM Corporation, 3.500, 9/30/06	15,258	15,308
Toyota Motor Credit, 2.700%-5.650%, 1/15/07-1/30/07	10,398	10,394
US Bancorp, 2.400%-5.100%, 11/15/06-7/15/07	13,779	13,842
USAA Capital Corporation, 7.050%, 11/8/06	2,680	2,651
Wal-Mart Stores, 4.375%-8.000%, 8/1/06-7/12/07	15,435	15,330
Wells Fargo Financial, 5.125%-7.125%, 8/15/06-6/15/07	10,957	10,919

Total Fixed Rate Notes	287,813	287,270

Variable Rate Notes—12.8%
American General Finance Corp, 5.330% , 11/15/06	3,503	3,502
General Electric Capital Corporation, 5.080%-5.526%, 9/18/06-3/9/07	23,294	23,285

Issuer	Principal Amount	Amortized Cost
Variable Rate Notes—(continued)
Paccar Financial Corporation, 4.988%-5.334%, 9/20/06-1/16/07	$22,206	$22,211
SLM Corp, 5.220%-5.529%, 9/15/06-1/25/07	9,100	9,095
Toyota Motor Credit, 4.945%-5.274%, 8/25/06-7/2/07	24,992	24,991
US Bank, 5.060%-5.470%, 7/28/06-3/16/07	28,283	28,278
Wal-Mart Stores, 5.388%, 3/28/07	15,992	15,993
Wells Fargo Financial, 5.419%-5.009%, 9/15/06-3/23/07	24,191	24,178

Total Variable Rate Notes	151,561	151,533

Asset-Backed Commercial Paper—54.6%
Alpine Securitization Corporation, 5.020%%, 7/7/06	10,000	9,992
Amsterdam Funding Corporation, 5.110%-5.120%, 7/24/06-7/25/06	25,000	24,917
CAFCO, L.L.C., 5.030%-5.290%, 7/5/06-8/9/06	35,000	34,873
Ciesco, L.L.C., 5.090%-5.290%, 7/19/06-8/7/06	50,000	49,819
CRC Funding, L.L.C., 5.080%-5.340%, 7/19/06-8/17/06	25,000	24,870
Daimler Chrysler Revolving Auto, 5.030%-5.120%, 7/5/06-8/1/06	45,000	44,897
FCAR Owner Trust, 5.230-5.330%, 8/3/06-8/16/06	50,000	49,717
Govco, Inc., 5.110%-5.140%, 8/1/06-8/22/06	30,364	30,172
Mortgage Interest Networking Trust, 5.020%-5.250%, 7/6/06-7/31/06	35,000	34,891
New Center Asset Trust, 5.090%-5.280%, 7/18/06-8/4/06	40,000	39,849
Old Line Funding, 5.030%-5.250%, 7/6/06-8/2/06	50,000	49,896
Preferred Receivables Funding, 5.050%, 7/18/06	10,000	9,976
Ranger Funding, 5.140%-5.300%, 7/24/06-8/11/06	25,000	24,877
Sheffield Receivables, 5.060%-5.280%, 7/13/06-8/2/06	35,000	34,884
Thames Asset Global Securitization, 5.060%-5.090%, 7/13/06-8/18/06	49,220	49,007
Thunder Bay Funding, 5.030%-5.050%, 7/11/06-7/15/06	47,002	46,946
Variable Funding, 5.14%, 7/26/06-7/27/06	30,000	29,891
Wal-Mart Funding, 5.070%, 7/25/06	8,500	8,471
Windmill Funding Corporation, 5.070%-5.120%, 7/14/06-7/27/06	35,000	34,902

Total Asset Backed Commercial Paper	635,086	632,847

Commercial Paper—1.6%
National Rural Utility Coop, 5.300%, 8/10/06	15,000	14,912
Private Export Funding, 5.060%, 7/20/06	4,050	4,039

Total Commercial Paper	19,050	18,951

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 71

Ready Reserves Fund

Portfolio of Investments, June 30, 2006 (all amounts in thousands) (unaudited)

Issuer	Principal Amount	Amortized Cost
Demand Notes—5.4%
American Express Corporation, VRN, 5.200%, 7/3/06	$30,953	$30,953
Prudential Funding, VRN, 5.055%, 7/3/06	30,897	30,897

Total Demand Notes	61,850	61,850

Total Investments—102.0% (cost $1,184,884)	$1,187,760	1,184,884

Liabilities plus cash and other assets—(2.0)%		(25,835)

Net assets—100.0%		$1,159,049

Portfolio Weighted Average Maturity		59 Days

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

72 Semi-Annual Report	June 30, 2006

Statements of Assets and Liabilities

June 30, 2006 (all dollar amounts in thousands) (unaudited)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund
Assets
Investments in securities, at cost	$189,282	$6,630	$16,623
Investments in Affiliated Fund, at cost	122	145	74

Investments in securities, at value	$243,639	$8,234	$18,063
Investments in Affiliated Fund, at value	122	145	74
Cash	1	1	—
Receivable for fund shares sold	82	20	1
Receivable for investment securities sold	—	—	343
Receivable from Advisor	—	12	7
Dividend and interest receivable	345	12	32

Total assets	244,189	8,424	18,520
Liabilities
Payable for investment securities purchased	—	—	293
Payable for fund shares redeemed	139	65	2
Management fee payable	163	—	6
Distribution fee payable	9	—	2
Other accrued expenses	64	13	15

Total liabilities	375	78	318

Net Assets	$243,814	$8,346	$18,202

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$22	$1	$3
Capital paid in excess of par value	171,660	7,899	22,048
Accumulated net investment income (loss)	(268)	(8)	(9)
Accumulated realized gain (loss)	18,043	(1,150)	(5,280)
Net unrealized appreciation (depreciation) of investments and foreign currencies	54,357	1,604	1,440

Net Assets	$243,814	$8,346	$18,202

Class N Shares
Net Assets	$44,929	$283	$9,285
Shares Outstanding	3,871,821	27,633	1,449,392
Net Asset Value Per Share	$11.60	$10.26	$6.41
Class I Shares
Net Assets	$198,885	$8,063	$8,917
Shares Outstanding	16,840,883	772,542	1,372,090
Net Asset Value Per Share	$11.81	$10.44	$6.50

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 73

Statements of Operations

For the Period Ended June 30, 2006 (all dollar amounts in thousands) (unaudited)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund
Investment income
Dividends	$849	$32	$84
Less foreign tax withheld	(49)	(1)	(5)
Income from Affiliated Fund	17	5	6
Interest	116	9	7

Total income	933	45	92
Expenses
Investment advisory fees	960	33	71
Distribution fees	64	—	12
Custodian fees	40	19	23
Transfer agent fees	70	4	6
Professional fees	18	13	12
Registration fees	16	10	15
Other expenses	32	4	1

Total expenses before waiver	1,200	83	140
Less expenses waived or absorbed by the Advisor	—	(30)	(39)

Net expenses	1,200	53	101

Net investment income (loss)	(267)	(8)	(9)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	16,176	646	90

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(9,291)	(509)	(262)

Net increase (decrease) in net assets resulting from operations	$6,618	$129	$(181)

See accompanying Notes to Financial Statements.

74 Semi-Annual Report	June 30, 2006

Statements of Changes in Net Assets

For the Period Ended June 30, 2006 and the Year Ended December 31, 2005 (all amounts in thousands)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund
	2006	2005	2006	2005	2006	2005
	(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(267)	$(987)	$(8)	$(32)	$(9)	$(21)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	16,176	27,667	646	90	90	79
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(9,291)	(3,560)	(509)	703	(262)	593

Net increase (decrease) in net assets resulting from operations	6,618	23,120	129	761	(181)	651
Distributions to shareholders from
Net investment income	—	—	—	—	—	—
Net realized gain	—	(8,977)	—	—	—	—

	—	(8,977)	—	—	—	—
Capital stock transactions
Net proceeds from sale of shares	11,736	19,807	617	1,775	3,261	11,656
Shares issued in reinvestment of income dividends and capital gain distributions	—	8,262	—	—	—	—
Less cost of shares redeemed	(28,099)	(64,159)	(215)	(568)	(1,766)	(1,836)

Net increase (decrease) in net assets resulting from capital share transactions	(16,363)	(36,090)	402	1,207	1,495	9,820

Increase (decrease) in net assets	(9,745)	(21,947)	531	1,968	1,314	10,471
Net assets
Beginning of period	253,559	275,506	7,815	5,847	16,888	6,417

End of period	$243,814	$253,559	$8,346	$7,815	$18,202	$16,888

Undistributed net investment income (loss) at the end of the period	$(268)	$(1)	$(8)	$—	$(9)	$—

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 75

Statements of Assets and Liabilities

June 30, 2006 (all dollar amounts in thousands) (unaudited)

	Small Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Growth Fund
Assets
Investments in securities, at cost	$1,013,240	$11,741	$73,794
Investments in Affiliated Fund, at cost	7,233	100	640

Investments in securities, at value	$1,125,474	$11,688	$82,540
Investments in Affiliated Fund, at value	7,233	100	640
Cash	—	62	—
Receivable for fund shares sold	3,802	88	288
Receivable for investment securities sold	11,389	104	557
Receivable from Advisor	—	23	—
Dividend and interest receivable	293	3	21

Total assets	1,148,191	12,068	84,046
Liabilities
Payable for investment securities purchased	2,386	17	177
Payable for fund shares redeemed	1,407	—	40
Management fee payable	1,010	—	64
Distribution fee payable	132	1	2
Other accrued expenses	162	22	27

Total liabilities	5,097	40	310

Net Assets	$1,143,094	$12,028	$83,736

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$45	$1	$7
Capital paid in excess of par value	991,061	12,114	70,598
Accumulated net investment income (loss)	(5,352)	(18)	(244)
Accumulated realized gain (loss)	45,106	(16)	4,629
Net unrealized appreciation (depreciation) of investments and foreign currencies	112,234	(53)	8,746

Net Assets	$1,143,094	$12,028	$83,736

Class N Shares
Net Assets	$658,102	$5,862	$12,526
Shares Outstanding	26,169,507	587,849	961,380
Net Asset Value Per Share	$25.15	$9.97	$13.03
Class I Shares
Net Assets	$484,992	$6,166	$71,210
Shares Outstanding	18,946,258	617,704	5,434,339
Net Asset Value Per Share	$25.60	$9.98	$13.10

See accompanying Notes to Financial Statements.

76 Semi-Annual Report	June 30, 2006

Statements of Operations

For the Period Ended June 30, 2006 (all dollar amounts in thousands) (unaudited)

	Small Cap Growth Fund	Mid Cap Growth Fund(a)	Small-Mid Cap Growth Fund
Investment income
Dividends	$696	$24	$175
Income from Affiliated Fund	212	1	14
Interest	824	6	39

Total income	1,732	31	228
Expenses
Investment advisory fees	5,749	37	397
Distribution fees	772	4	16
Custodian fees	100	30	30
Transfer agent fees	346	8	16
Professional fees	29	11	14
Registration fees	37	12	16
Other expenses	51	6	5

Total expenses before waiver	7,084	108	494
Less expenses waived or absorbed by the Advisor	—	(59)	(22)

Net expenses	7,084	49	472

Net investment income (loss)	(5,352)	(18)	(244)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	55,222	(16)	3,761

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(8,211)	(53)	278

Net increase (decrease) in net assets resulting from operations	$41,659	$(87)	$3,795

(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2006.

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 77

Statements of Changes in Net Assets

For the Period Ended June 30, 2006 and the Year Ended December 31, 2005 (all amounts in thousands)

	Small Cap Growth Fund		Mid Cap Growth Fund(a)	Small-Mid Cap Growth Fund
	2006	2005	2006	2006	2005
	(unaudited)		(unaudited)	(unaudited)
Operations
Net investment income (loss)	$(5,352)	$(8,349)	$(18)	$(244)	$(382)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	55,222	48,921	(16)	3,761	1,453
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(8,211)	(35,365)	(53)	278	6,094

Net increase (decrease) in net assets resulting from operations	41,659	5,207	(87)	3,795	7,165
Distributions to shareholders from
Net investment income	—	—	—	—	—
Net realized gain	—	(71,631)	—	—	(495)

	—	(71,631)	—	—	(495)
Capital stock transactions
Net proceeds from sale of shares	401,442	345,073	12,307	14,256	43,370
Shares issued in reinvestment of income dividends and capital gain distributions	—	69,879	—	—	457
Less cost of shares redeemed	(131,745)	(287,999)	(192)	(4,526)	(6,260)

Net increase (decrease) in net assets resulting from capital stock transactions	269,697	126,953	12,115	9,730	37,567

Increase (decrease) in net assets	311,356	60,529	12,028	13,525	44,237
Net assets
Beginning of period	831,738	771,209	—	70,211	25,974

End of period	$1,143,094	$831,738	$12,028	$83,736	$70,211

Undistributed net investment income (loss) at the end of the period	$(5,352)	$—	$(18)	$(244)	$—

(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2006.

See accompanying Notes to Financial Statements.

78 Semi-Annual Report	June 30, 2006

Statements of Assets and Liabilities

June 30, 2006 (all dollar amounts in thousands) (unaudited)

	International Growth Fund	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Assets
Investments in securities, at cost	$4,184,663	$216,684	$110,619	$417,563
Investments in Affiliated Fund, at cost	27,814	13	222	5,762

Investments in securities, at value	$5,281,165	$237,053	$116,238	$448,728
Investments in Affiliated Fund, at value	27,814	13	222	5,762
Cash	328	43	74	—
Foreign currency, at value (cost $5,132, $17, $1,086, and $2,662, respectively)	5,173	15	1,096	2,684
Receivable for fund shares sold	12,676	3,562	24,530	4,428
Receivable for investment securities sold	41,289	1,283	3,015	6,612
Dividend and interest receivable	6,603	261	132	462

Total assets	5,375,048	242,230	145,307	468,676
Liabilities
Payable for investment securities purchased	59,292	5,064	22,386	7,430
Payable for fund shares redeemed	4,570	215	57	23
Management fee payable	4,255	157	117	306
Distribution and shareholder administration fee payable	775	6	7	22
Other accrued expenses	752	5	35	53

Total liabilities	69,644	5,447	22,602	7,834

Net Assets	$5,305,404	$236,783	$122,705	$460,842

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$198	$17	$10	$31
Capital paid in excess of par value	3,817,828	215,439	112,783	435,616
Accumulated net investment income (loss)	(18,430)	720	(24)	519
Accumulated realized gain (loss)	409,204	200	4,456	(6,489)
Net unrealized appreciation (depreciation) of investments and foreign currencies	1,096,604	20,407	5,480	31,165

Net Assets	$5,305,404	$236,783	$122,705	$460,842

Class N Shares
Net Assets	$3,669,407	$27,559	$13,524	$35,157
Shares Outstanding	137,353,465	2,047,483	1,116,318	2,343,541
Net Asset Value Per Share	$26.72	$13.46	$12.11	$15.00
Class I Shares
Net Assets	$1,635,997	$209,224	$25,757	$68,394
Shares Outstanding	60,376,078	15,431,738	2,123,129	4,548,879
Net Asset Value Per Share	$27.10	$13.56	$12.13	$15.04

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 79

Statements of Operations

For the Period Ended June 30, 2006 (all dollar amounts in thousands) (unaudited)

	International Growth Fund	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Investment income
Dividends	$57,955	$2,778	$502	$2,836
Less foreign tax withheld	(5,512)	(294)	(50)	(194)
Income from Affiliated Fund	636	26	14	44
Interest	2,847	201	92	373

Total income	55,926	2,711	558	3,059
Expenses
Investment advisory fees	25,963	1,224	361	1,859
Distribution fees	4,499	37	11	44
Shareholder administration fees	—	—	20	67
Custodian fees	1,386	126	77	290
Transfer agent fees	1,384	63	8	29
Professional fees	84	18	17	19
Registration fees	85	26	23	42
Other expenses	434	8	4	6

Total expenses before waiver	33,835	1,502	521	2,356
Less expenses waived or absorbed by the Advisor	—	(111)	(38)	(138)

Net expenses	33,835	1,391	483	2,218

Net investment income (loss)	22,091	1,320	75	841
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	386,801	2,962	4,125	(5,347)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(9,079)	(569)	(111)	(1,899)

Total net realized gain (loss)	377,722	2,393	4,014	(7,246)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(140,877)	3,185	1,201	1,479

Net increase (decrease) in net assets resulting from operations	$258,936	$6,898	$5,290	$(4,926)

See accompanying Notes to Financial Statements.

80 Semi-Annual Report	June 30, 2006

Statements of Changes in Net Assets

For the Period Ended June 30, 2006 and the Year Ended December 31, 2005 (all amounts in thousands) (unaudited)

	International Growth Fund		International Equity Fund			International Small Cap Growth Fund		Emerging Markets Growth Fund
	2006	2005	2006	2005	2006	2005(a)	2006	2005(b)
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$22,091	$8,479	$1,320	$(46)	$75	$(6)	$841	$69
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	377,722	286,812	2,393	(2,648)	4,014	355	(7,246)	1,535
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(140,877)	457,704	3,185	16,797	1,201	4,279	1,479	29,686

Net increase (decrease) in net assets resulting from operations	258,936	752,995	6,898	14,103	5,290	4,628	(4,926)	31,290
Distributions to shareholders from
Net investment income	—	(21,550)	—	—	—	(6)	—	—
Net realized gain	—	(254,334)	—	—	—	—	—	(1,169)

	—	(275,884)	—	—	—	(6)	—	(1,169)
Capital stock transactions
Net proceeds from sale of shares	1,040,842	1,424,671	88,133	196,067	68,746	46,006	245,273	224,893
Shares issued in reinvestment of income dividends and capital gain distributions	—	246,145	—	—	—	6	—	1,122
Less cost of shares redeemed	(545,451)	(598,284)	(35,958)	(42,149)	(1,865)	(100)	(28,853)	(6,788)

Net increase (decrease) in net assets resulting from capital stock transactions	495,391	1,072,532	52,175	153,918	66,881	45,912	216,420	219,227

Increase (decrease) in net assets	754,327	1,549,643	59,073	168,021	72,171	50,534	211,494	249,348
Net assets
Beginning of period	4,551,077	3,001,434	177,710	9,689	50,534	—	249,348	—

End of period	$5,305,404	$4,551,077	$236,783	$177,710	$122,705	$50,534	$460,842	$249,348

Undistributed net investment income (loss) at the end of the period	$(18,430)	$(40,521)	$720	$(600)	$(24)	$(99)	$519	$(322)

(a) For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.

(b)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 81

Statements of Assets and Liabilities

June 30, 2006 (all dollar amounts in thousands) (unaudited)

	Value Discovery Fund	Income Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$43,229	$308,989	$1,184,884
Investments in Affiliated Fund, at cost	101	—	—

Investments in securities, at value	$49,121	$299,754	$1,184,884
Investments in Affiliated Fund, at value	101	—	—
Cash	57	4	—
Receivable for fund shares sold	30	169	—
Receivable for investment securities sold	882	—	—
Receivable from Advisor	—	13	—
Dividend and interest receivable	63	2,873	4,932

Total assets	50,254	302,813	1,189,816
Liabilities
Payable for investment securities purchased	852	2,096	29,834
Payable for fund shares redeemed	474	734	—
Management fee payable	23	36	217
Distribution fee payable	30	11	—
Shareholder services fee payable	—	—	337
Dividend payable	—	—	286
Other accrued expenses	34	42	93

Total liabilities	1,413	2,919	30,767

Net Assets	$48,841	$299,894	$1,159,049

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$3	$31	$793
Capital paid in excess of par value	28,401	327,102	1,159,202
Accumulated net investment income (loss)	(56)	(513)	81
Accumulated realized gain (loss)	14,601	(17,491)	(1,027)
Net unrealized appreciation (depreciation) of investments and foreign currencies	5,892	(9,235)	—

Net Assets	$48,841	$299,894	$1,159,049

Class N Shares
Net Assets	$8,633	$92,310	$1,159,049
Shares Outstanding	531,995	9,598,288	1,159,103,311
Net Asset Value Per Share	$16.23	$9.62	$1.00
Class I Shares
Net Assets	$40,208	$207,584
Shares Outstanding	2,446,045	21,612,876
Net Asset Value Per Share	$16.44	$9.60

See accompanying Notes to Financial Statements.

82 Semi-Annual Report	June 30, 2006

Statements of Operations

For the Period Ended June 30, 2006 (all dollar amounts in thousands) (unaudited)

	Value Discovery Fund	Income Fund	Ready Reserves Fund
Investment income
Dividends	$230	$—	$—
Income from Affiliated Fund	3	—	—
Interest	11	7,943	26,909

Total income	244	7,943	26,909
Expenses
Investment advisory fees	302	717	1,380
Distribution fees	13	73	—
Shareholder services fees	—	—	2,003
Custodian fees	52	62	86
Transfer agent fees	16	53	17
Professional fees	19	19	36
Registration fees	15	18	15
Other expenses	16	12	74

Total expenses before waiver	433	954	3,611
Less expenses waived or absorbed by the Advisor	(130)	(13)	—

Net expenses	303	941	3,611

Net investment income (loss)	(59)	7,002	23,298
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	11,610	(741)	—

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(6,327)	(5,433)	—

Net increase (decrease) in net assets resulting from operations	$5,224	$828	$23,298

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 83

Statements of Changes in Net Assets

For the Period Ended June 30, 2006 and the Year Ended December 31, 2005 (all amounts in thousands)

	Value Discovery Fund		Income Fund		Ready Reserves Fund
	2006	2005	2006	2005	2006	2005
Operations	(unaudited )		(unaudited )		(unaudited )
Net investment income (loss)	$(59)	$(48)	$7,002	$12,852	$23,298	$27,823
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	11,610	39,004	(741)	(1,052)	—	—
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(6,327)	(49,149)	(5,433)	(6,151)	—	—

Net increase (decrease) in net assets resulting from operations	5,224	(10,193)	828	5,649	23,298	27,823
Distributions to shareholders from
Net investment income	—	—	(7,515)	(16,070)	(23,298)	(27,823)
Net realized gain	—	(24,647)	—	—	—	—

	—	(24,647)	(7,515)	(16,070)	(23,298)	(27,823)
Capital stock transactions
Net proceeds from sale of shares	4,991	19,288	33,182	95,102	531,027	1,131,031
Shares issued in reinvestment of income dividends and capital gain distributions	—	24,267	5,933	12,541	23,337	27,698
Less cost of shares redeemed	(31,813)	(184,452)	(43,030)	(80,810)	(487,169)	(1,159,815)

Net increase (decrease) in net assets resulting from capital stock transactions	(26,822)	(140,897)	(3,915)	26,833	67,195	(1,086)

Increase (decrease) in net assets	(21,598)	(175,737)	(10,602)	16,412	67,195	(1,086)
Net assets
Beginning of period	70,439	246,176	310,496	294,084	1,091,854	1,092,940

End of period	$48,841	$70,439	$299,894	$310,496	$1,159,049	$1,091,854

Undistributed net investment income (loss) at the end of the period	$(56)	$3	$(513)	$—	$81	$81

See accompanying Notes to Financial Statements.

84 Semi-Annual Report	June 30, 2006

Notes to Financial Statements (unaudited)

(1) Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following fifteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	International Small Cap Growth
Small Cap Growth	Institutional International Growth
Mid Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed Income Portfolio
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Class of the International Small Cap Growth Fund and Emerging Markets Growth Fund issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolio) or a service fee (0.35% for the Money Market Portfolio), and an annual shareholder administration fee (0.15% for the International Small Cap Growth Portfolio and Emerging Markets Growth Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes. Class I shares of the International Small Cap Growth Portfolio and Emerging Markets Growth Portfolio carry an annual shareholder administration fee of 0.15%.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

June 30, 2006	William Blair Funds 85

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Funds calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. In addition, quarterly the Board of Trustees receives a report which tracks the fair value prices used to calculate the net asset value to the next day’s opening local prices. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Valuation Committee, in accordance with the Fund’s valuation procedures approved by the Board of Trustees. As of June 30, 2006, there were securities held in Small Cap Growth, International Growth, International Equity, International Small Cap Growth and the Emerging Markets Growth Portfolios requiring fair valuation pursuant to the Fund’s valuation procedures. Short-term securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuations in the foreign currency rate versus the United States dollar are recorded in the Statement of Operations as a component of the net realized gain (loss) on foreign currency transactions and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on June 30, 2006. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2006, the Income Portfolio recognized a reduction of interest income and a reduction of net realized loss of $1,255 (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding

86 Semi-Annual Report	June 30, 2006

as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity funds assess a 1% redemption fees on shares sold or exchanged that have been owned 60 days or less and the William Blair international funds assess a 2% redemption fees on shares sold or exchanged that have been owned 60 days or less as disclosed within the Funds’ Prospectus. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

For the period ended June 30, 2006, the redemption fees collected by the Portfolios were as follows (in thousands):

Redemption Fees
Growth	$1
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	42
Mid Cap Growth Fund	—
Small Mid-Cap Growth	3
International Growth	92
International Equity	16
International Small Cap Growth	3
Emerging Markets Growth	19
Value Discovery	—

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Value Discovery Portfolios are declared at least annually. Dividends from the Income and the Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes these foreign currency gains and losses are treated as ordinary income.

(g) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is

June 30, 2006	William Blair Funds 87

also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at June 30, 2006.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2006, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$189,558	$58,333	$4,130	$54,203
Tax-Managed Growth	6,775	1,765	161	1,604
Large Cap Growth	16,757	1,754	374	1,380
Small Cap Growth	1,023,759	147,003	38,055	108,948
Mid Cap Growth	11,852	510	574	(64)
Small-Mid Cap Growth	74,708	10,947	2,475	8,472
International Growth	4,278,376	1,118,621	87,916	1,030,705
International Equity	220,270	20,720	3,886	16,834
International Small Cap Growth	111,107	7,731	2,517	5,214
Emerging Markets Growth	428,175	41,653	15,338	26,315
Value Discovery	43,612	6,778	1,168	5,610
Income	309,072	409	9,727	(9,318)
Ready Reserves	1,184,884	—	—	—

88 Semi-Annual Report	June 30, 2006

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications relate to net operating losses, Section 988 currency gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2005, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid In Excess of Par Value
Growth	$986	$1	$(987)
Tax-Managed Growth	32	—	(32)
Large Cap Growth	21	—	(21)
Small Cap Growth	8,349	(8,316)	(33)
Small-Mid Cap Growth	382	(20)	(362)
International Growth	(10,344)	10,344	—
International Equity	(475)	472	3
International Small Cap Growth	(87)	87	—
Emerging Markets Growth	(391)	391	—
Value Discovery	15	(16,587)	16,572
Income	3,045	(2,990)	(55)
Ready Reserves	—	1	(1)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2004 was as follows (in thousands):

	Distributions Paid In 2005		Distributions Paid In 2004
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth	$—	$8,977	$—	$—
Tax-Managed Growth	—	—	—	—
Large Cap Growth	—	—	—	—
Small Cap Growth	11,335	60,296	15,332	39,450
Small-Mid Cap Growth	—	495	—	—
International Growth	21,550	254,334	2,616	—
International Equity	—	—	—	—
International Small Cap Growth	6	—	—	—
Emerging Markets Growth	1,169	—	—	—
Value Discovery	—	24,647	—	26,037
Income	16,070	—	14,033	—
Ready Reserves	27,823	—	8,967	—

June 30, 2006	William Blair Funds 89

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ (Depreciation)
Growth	$—	$—	$2,034	$63,480
Tax-Managed Growth	—	1,796	—	2,113
Large Cap Growth	—	5,327	—	1,659
Small Cap Growth	—	7,540	—	117,869
Small-Mid Cap Growth	—	—	1,113	8,223
International Growth	24,244	—	34,770	1,169,428
International Equity	1,109	1,042	—	14,362
International Small Cap Growth	511	—	—	4,111
Emerging Markets Growth	404	—	1,158	28,559
Value Discovery	—	—	4,318	10,896
Income	—	16,667	—	(3,885)
Ready Reserves	81	1,027	—	—

At December 31, 2005, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2006	2007	2008	2009	2010	2011	2012	2013	Total
Growth	$—	$—	$—	$—	$—	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	273	1,037	468	—	—	1,778
Large Cap Growth	—	—	246	2,714	1,582	769	—	—	5,311
Small Cap Growth	—	—	—	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
International Growth	—	—	—	—	—	—	—	—	—
International Equity	—	—	—	—	—	—	—	1,042	1,042
International Small Cap Growth	—	—	—	—	—	—	—	—	—
Emerging Markets Growth	—	—	—	—	—	—	—	—	—
Value Discovery	—	—	—	—	—	—	—	—	—
Income	—	1,249	3,292	—	1,692	1,582	4,431	3,398	15,644
Ready Reserves	1	51	24	—	930	—	21	—	1,027

The International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Portfolios recognized net unrealized appreciation/(depreciation) of $51,869, $1,706, $117 and $726, respectively (in thousands) in 2005, all of which has been reclassified from unrealized gain/(loss) on investments to undistributed net investment income.

For the period November 1, 2005 through December 31, 2005, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolios intends to treat this loss as having occurred in fiscal year 2006 for Federal income tax purposes (in thousands):

Portfolio	Capital Loss
Growth	$—
Tax-Managed Growth	18
Large Cap Growth	16
Small Cap Growth	7,540
Small-Mid Cap Growth	—
International Growth	—
International Equity	—
International Small Cap Growth	—
Emerging Markets Growth	—
Value Discovery	—
Income	1,023
Ready Reserves	—

90 Semi-Annual Report	June 30, 2006

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		International Portfolios
Growth	0.75%	International Growth and International Equity
Tax-Managed Growth	0.80%	First $250 million	1.10%
Large Cap Growth	0.80%	In excess of $250 million	1.00%
Small Cap Growth	1.10%	International Small Cap Growth	1.00%
Mid Cap Growth	0.95%	Emerging Markets Growth	1.10%
Small-Mid Cap Growth	1.00%
Value Discovery	1.10%

Fixed Income Portfolio		Money Market Portfolio
Income*		Ready Reserves
First $250 million	0.25%	First $250 million	0.275%
In excess of $250 million	0.20%	Next $250 million	0.250%
		Next $2 billion	0.225%
*Management fee also includes a charge of 5% of gross income.		In excess of $2.5 billion	0.200%

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2007, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares		Class I Shares
	Through April 30, 2006	Effective May 1, 2006	Through April 30, 2006	Effective May 1, 2006
Tax-Managed Growth	1.53%	1.40%	1.28%	1.15%
Large Cap Growth	1.25%	1.23%	1.00%	0.98%
Small Cap Growth	1.50%	1.50%	1.25%	1.25%
Mid Cap Growth Fund	1.40%	1.40%	1.15%	1.15%
Small-Mid Cap Growth	1.40%	1.37%	1.15%	1.12%
International Growth	1.48%	1.45%	1.23%	1.20%
International Equity	1.48%	1.45%	1.23%	1.20%
International Small Cap Growth	1.65%	1.65%	1.40%	1.40%
Emerging Markets Growth	1.65%	1.65%	1.40%	1.40%
Value Discovery	1.34%	1.34%	1.09%	1.09%
Income Fund	0.75%	0.75%	N/A	N/A

For a period of three years subsequent to the Commencement of Operations of the Mid Cap Growth, Small-Mid Cap Growth, the International Equity, International Small Cap Growth and the Emerging Markets Growth Portfolios, the Company is entitled to reimbursement for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2006 is $59 (in thousands) for the Mid Cap Growth Portfolio, $153 for the Small-Mid Cap Growth Portfolio, $355 for the International Equity Portfolio, $92 for the International Small Cap Growth Portfolio and $299 for the Emerging Markets Growth Portfolio.

June 30, 2006	William Blair Funds 91

For the period ended June 30, 2006, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$960	$—	$960	$—
Tax-Managed Growth	33	30	3	—
Large Cap Growth	71	39	32	—
Small Cap Growth	5,749	—	5,749	—
Mid Cap Growth	37	37	—	22
Small-Mid Cap Growth	397	22	375	—
International Growth	25,963	—	25,963	—
International Equity	1,224	111	1,113	—
International Small Cap Growth	361	38	323	—
Emerging Markets Growth	1,859	138	1,721	—
Value Discovery	302	130	172	—
Income	717	—	717	—
Ready Reserves	1,380	—	1,380	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

Distribution fees incurred by the Portfolios to the Company, for the period ended June 30, 2006, were as follows (in thousands):

Portfolio	Gross Distribution Fees	Fee Waiver	Net Distribution Fee
Growth	$64	$—	$64
Tax-Managed Growth	—	—	—
Large Cap Growth	12	—	12
Small Cap Growth	772	—	772
Mid Cap Growth	4	—	4
Small-Mid Cap Growth	16	—	16
International Growth	4,499	—	4,499
International Equity	37	—	37
International Small Cap Growth	11	—	11
Emerging Markets Growth	44	—	44
Value Discovery	13	—	13
Income	73	13	60

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N. For the period ended June 30, 2006, the following fees were incurred (in thousands):

Ready Reserves	$2,003

The International Small Cap Growth and the Emerging Markets Growth Portfolios have a Shareholder Administration Agreement with the Company to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended June 30, 2006, the following fees were incurred (in thousands):

International Small Cap Growth	$20
Emerging Markets Growth	67

92 Semi-Annual Report	June 30, 2006

(c) Trustees Fees

The Portfolios incurred fees of $136 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2006. Interested trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios’ investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the period ended June 30, 2006 are listed below. Distributions received from Ready Reserves are reflected as dividend income from affiliated Fund in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the period ended June 30, 2006 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Growth	$2,955	$3,557	$2	$17	$122	0.1%
Tax-Managed Growth	978	1,196	1	5	145	1.7
Large Cap Growth	3,680	4,030	1	6	74	0.4
Small Cap Growth	1,352	5,121	30	212	7,233	0.7
Mid Cap Growth	619	519	—	1	100	0.8
Small-Mid Cap Growth	2,109	3,481	2	14	640	0.7
International Growth	58,136	59,000	90	636	27,814	0.5
International Equity	1,919	3,466	4	26	13	0.0
International Small Cap Growth	2,467	2,655	2	14	222	0.2
Emerging Markets Growth	6,458	4,517	6	44	5,762	1.3
Value Discovery	413	385	—	3	101	0.2

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2006 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$88,144	$100,473
Tax-Managed Growth	2,059	1,593
Large Cap Growth	6,508	4,875
Small Cap Growth	795,525	524,278
Mid Cap Growth	13,958	2,227
Small-Mid Cap Growth	38,100	26,933
International Growth	2,154,110	1,624,528
International Equity	152,901	107,205
International Small Cap Growth	107,921	45,697
Emerging Markets Growth	450,224	232,037
Value Discovery	39,511	63,361
Income	50,375	58,841

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at June 30, 2006.

June 30, 2006	William Blair Funds 93

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Period Ended June 30, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$6,828	$4,908	$11,736	$10,753	$9,054	$19,807
Tax-Managed Growth	7	610	617	113	1,662	1,775
Large Cap Growth	1,171	2,090	3,261	7,918	3,738	11,656
Small Cap Growth	229,046	172,396	401,442	236,433	108,640	345,073
Mid Cap Growth (a)	5,948	6,359	12,307	—	—	—
Small Mid-Cap Growth	1,769	12,487	14,256	5,104	38,266	43,370
International Growth	764,066	276,776	1,040,842	1,066,440	358,231	1,424,671
International Equity	16,729	71,404	88,133	18,044	178,024	196,068
International Small Cap Growth (b)	11,693	13,202	24,895	2,422	11,684	14,106
Emerging Markets Growth (c)	22,031	34,126	56,157	20,123	31,981	52,104
Value Discovery	1,135	3,856	4,991	1,656	17,632	19,288
Income (d)	17,879	15,303	33,182	57,943	37,159	95,102
Ready Reserves	531,027	—	531,027	1,131,031	—	1,131,031

	Reinvested Distributions (Dollars)
	Period Ended June 30, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$—	$—	$—	$1,778	$6,484	$8,262
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	—	—	—	42,338	27,541	69,879
Mid Cap Growth (a)	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	77	380	457
International Growth	—	—	—	170,874	75,271	246,145
International Equity	—	—	—	—	—	—
International Small Cap Growth (b)	—	—	—	—	—	—
Emerging Markets Growth (c)	—	—	—	104	160	264
Value Discovery	—	—	—	5,835	18,431	24,266
Income	2,089	3,844	5,933	4,620	7,921	12,541
Ready Reserves	23,337	—	23,337	27,698	—	27,698

	Redemptions (Dollars)
	Period Ended June 30, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$14,495	$13,604	$28,099	$14,242	$49,911	$64,153
Tax-Managed Growth	34	181	215	8	554	562
Large Cap Growth	105	1,661	1,766	185	1,647	1,832
Small Cap Growth	95,814	35,931	131,745	214,257	73,727	287,984
Mid Cap Growth (a)	42	150	192	—	—	—
Small Mid-Cap Growth	1,221	3,305	4,526	2,617	3,636	6,253
International Growth	416,179	129,272	545,451	477,866	120,404	598,270
International Equity	10,270	25,688	35,958	1,207	40,936	42,143
International Small Cap Growth (b)	871	994	1,865	—	100	100
Emerging Markets Growth (c)	8,879	5,491	14,370	1,024	605	1,629
Value Discovery	9,835	21,978	31,813	18,736	165,704	184,440
Income	26,401	16,629	43,030	40,325	40,480	80,805
Ready Reserves	487,169	—	487,169	1,159,815	—	1,159,815

(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2006.
(b)	For the period from November 1, 2005 (Commencement of Operation) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(d)	For 2005, the sales of Class I shares for Income Fund reflect two in-kind purchases totaling $4.2 million dollars.

94 Semi-Annual Report	June 30, 2006

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Period Ended June 30, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$(7,667)	$(8,696)	$(16,363)	$(1,711)	$(34,373)	$(36,084)
Tax-Managed Growth	(27)	429	402	105	1,108	1,213
Large Cap Growth	1,066	429	1,495	7,733	2,091	9,824
Small Cap Growth	133,232	136,465	269,697	64,514	62,454	126,968
Mid Cap Growth (a)	5,906	6,209	12,115	—	—	—
Small Mid-Cap Growth	548	9,182	9,730	2,564	35,010	37,574
International Growth	347,887	147,504	495,391	759,448	313,098	1,072,546
International Equity	6,459	45,716	52,175	16,837	137,088	153,925
International Small Cap Growth (b)	10,822	12,208	23,030	2,422	11,584	14,006
Emerging Markets Growth (c)	13,152	28,635	41,787	19,203	31,536	50,739
Value Discovery	(8,700)	(18,122)	(26,822)	(11,245)	(129,641)	(140,886)
Income	(6,433)	2,518	(3,915)	22,238	4,600	26,838
Ready Reserves	67,195	—	67,195	(1,086)	—	(1,086)

	Sales (Shares)
	Period Ended June 30, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	578	409	987	992	846	1,838
Tax-Managed Growth	1	58	59	11	168	179
Large Cap Growth	178	314	492	1,273	597	1,870
Small Cap Growth	8,922	6,592	15,514	9,448	4,272	13,720
Mid Cap Growth (a)	592	633	1,225	—	—	—
Small Mid-Cap Growth	134	955	1,089	450	3,393	3,843
International Growth	28,226	10,086	38,312	45,004	15,184	60,188
International Equity	1,227	5,210	6,437	1,550	14,844	16,394
International Small Cap Growth (b)	953	1,061	2,014	235	1,153	1,388
Emerging Markets Growth (c)	1,401	2,219	3,620	1,604	2,731	4,335
Value Discovery	70	234	304	78	829	907
Income	1,837	1,575	3,412	5,777	3,717	9,494
Ready Reserves	531,027	—	531,027	1,131,031	—	1,131,031

	Reinvested Distributions (Shares)
	Period Ended June 30, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	—	—	—	155	555	710
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	—	—	—	1,752	1,121	2,873
Mid Cap Growth (a)	—	—	—	—	—	—
Small Mid-Cap Growth	—	—	—	6	30	36
International Growth	—	—	—	6,912	3,007	9,919
International Equity	—	—	—	—	—	—
International Small Cap Growth (b)	—	—	—	—	—	—
Emerging Markets Growth (c)	—	—	—	7	12	19
Value Discovery	—	—	—	390	1,218	1,608
Income	215	397	612	464	796	1,260
Ready Reserves	23,337	—	23,337	27,698	—	27,698

(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2006.
(b)	For the period from November 1, 2005 (Commencement of Operation) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

June 30, 2006	William Blair Funds 95

	Redemptions (Shares)
	Period Ended June 30, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	1,223	1,134	2,357	1,313	4,632	5,945
Tax-Managed Growth	3	17	20	—	59	59
Large Cap Growth	16	248	264	30	264	294
Small Cap Growth	3,777	1,395	5,172	8,709	2,954	11,663
Mid Cap Growth (a)	4	15	19	—	—	—
Small Mid-Cap Growth	93	242	335	234	303	537
International Growth	15,521	4,785	20,306	20,661	5,142	25,803
International Equity	791	1,911	2,702	104	3,398	3,502
International Small Cap Growth (b)	72	81	153	—	10	10
Emerging Markets Growth (c)	587	366	953	81	47	128
Value Discovery	619	1,378	1,997	892	7,748	8,640
Income	2,714	1,713	4,427	4,028	4,056	8,084
Ready Reserves	487,169	—	487,169	1,159,815	—	1,159,815

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Period Ended June 30, 2006			Year Ended December 31, 2005
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	(645)	(725)	(1,370)	(166)	(3,231)	(3,397)
Tax-Managed Growth	(2)	41	39	11	109	120
Large Cap Growth	162	66	228	1,243	333	1,576
Small Cap Growth	5,145	5,197	10,342	2,491	2,439	4,930
Mid Cap Growth (a)	588	618	1,206	—	—	—
Small Mid-Cap Growth	41	713	754	222	3,120	3,342
International Growth	12,705	5,301	18,006	31,255	13,049	44,304
International Equity	436	3,299	3,735	1,446	11,446	12,892
International Small Cap Growth (b)	881	980	1,861	235	1,143	1,378
Emerging Markets Growth (c)	814	1,853	2,667	1,530	2,696	4,226
Value Discovery	(549)	(1,144)	(1,693)	(424)	(5,701)	(6,125)
Income	(662)	259	(403)	2,213	457	2,670
Ready Reserves	67,195	—	67,195	(1,086)	—	(1,086)

(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2006.
(b)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

96 Semi-Annual Report	June 30, 2006

Financial Highlights

Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$11.33		$10.70	$9.97	$8.06	$10.87	$12.73
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.06)	(0.06)	(0.06)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	0.30		1.11	0.79	1.97	(2.74)	(1.66)

Total from investment operations	0.27		1.05	0.73	1.91	(2.81)	(1.72)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		0.42	—	—	—	0.14

Total distributions	—		0.42	—	—	—	0.14

Net asset value, end of period	$11.60		$11.33	$10.70	$9.97	$8.06	$10.87

Total return (%)	2.38		9.75	7.32	23.70	(25.85)	(13.53)
Ratios to average daily net assets (%):
Expenses	1.15	(a)	1.15	1.17	1.19	1.19	1.18
Net investment income (loss)	(0.42	)(a)	(0.60)	(0.60)	(0.67)	(0.73)	(0.57)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$11.52		$10.84	$10.08	$8.12	$10.93	$12.77
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.04)	(0.04)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.30		1.14	0.80	2.00	(2.76)	(1.66)

Total from investment operations	0.29		1.10	0.76	1.96	(2.81)	(1.70)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		0.42	—	—	—	0.14

Total distributions	—		0.42	—	—	—	0.14

Net asset value, end of period	$11.81		$11.52	$10.84	$10.08	$8.12	$10.93

Total return (%)	2.52		10.08	7.54	24.14	(25.71)	(13.33)
Ratios to average daily net assets (%):
Expenses	0.89	(a)	0.90	0.92	0.94	0.94	0.93
Net investment income (loss)	(0.16	)(a)	(0.35)	(0.35)	(0.42)	(0.48)	(0.32)

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$243,814		$253,599	$275,506	$281,654	$255,625	$386,096
Portfolio turnover rate (%)	70	(a)	54	35	45	29	74

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2006	William Blair Funds 97

Financial Highlights

Tax-Managed Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$10.11		$8.99	$8.41	$6.86	$9.07	$10.08
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.07)	(0.08)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	0.17		1.19	0.66	1.62	(2.15)	(0.96)

Total from investment operations	0.15		1.12	0.58	1.55	(2.21)	(1.01)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of period	$10.26		$10.11	$8.99	$8.41	$6.86	$9.07

Total return (%)	1.48		12.46	6.90	22.59	(24.37)	(10.02)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.49	(a)	1.53	1.54	1.49	1.36	1.36
Expenses, before waivers and reimbursements	2.21	(a)	2.55	2.26	2.26	2.22	3.64
Net investment income (loss), net of waivers and reimbursements	(0.42	)(a)	(0.76)	(0.92)	(0.91)	(0.72)	(0.57)
Net investment income (loss), before waivers and reimbursements	(1.14	)(a)	(1.78)	(1.64)	(1.68)	(1.58)	(2.85)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$10.27		$9.10	$8.50	$6.92	$9.12	$10.11
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.05)	(0.06)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.18		1.22	0.66	1.63	(2.16)	(0.96)

Total from investment operations	0.17		1.17	0.60	1.58	(2.20)	(0.99)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of period	$10.44		$10.27	$9.10	$8.50	$6.92	$9.12

Total return (%)	1.66		12.86	7.06	22.83	(24.12)	(9.79)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.24	(a)	1.28	1.29	1.24	1.11	1.11
Expenses, before waivers and reimbursements	1.96	(a)	2.30	2.01	2.01	1.97	3.39
Net investment income (loss), net of waivers and reimbursements	(0.17	)(a)	(0.51)	(0.67)	(0.66)	(0.47)	(0.32)
Net investment income (loss), before waivers and reimbursements	(0.89	)(a)	(1.53)	(1.39)	(1.43)	(1.33)	(2.60)

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$8,346		$7,815	$5,847	$6,871	$5,303	$7,211
Portfolio turnover rate (%)	40	(a)	25	31	37	44	37

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

98 Semi-Annual Report	June 30, 2006

Financial Highlights

Large Cap Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$6.47		$6.24	$5.93	$4.80	$6.72	$8.45
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)	(0.04)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.05)		0.25	0.35	1.17	(1.88)	(1.68)

Total from investment operations	(0.06)		0.23	0.31	1.13	(1.92)	(1.73)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of period	$6.41		$6.47	$6.24	$5.93	$4.80	$6.72

Total return (%)	(0.93)		3.69	5.23	23.54	(28.57)	(20.47)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	(a)	1.28	1.38	1.42	1.36	1.36
Expenses, before waivers and reimbursements	1.68	(a)	2.08	2.29	2.39	2.45	3.01
Net investment income (loss), net of waivers and reimbursements	(0.23	)(a)	(0.37)	(0.63)	(0.76)	(0.71)	(0.79)
Net investment income (loss), before waivers and reimbursements	(0.66	)(a)	(1.17)	(1.54)	(1.73)	(1.80)	(2.44)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$6.56		$6.31	$5.99	$4.82	$6.74	$8.47
Income (loss) from investment operations:
Net investment income (loss)	—		(0.01)	(0.02)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.06)		0.26	0.34	1.20	(1.89)	(1.69)

Total from investment operations	(0.06)		0.25	0.32	1.17	(1.92)	(1.73)
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		—	—	—	—	—

Total distributions	—		—	—	—	—	—

Net asset value, end of period	$6.50		$6.56	$6.31	$5.99	$4.82	$6.74

Total return (%)	(0.91)		3.96	5.34	24.27	(28.49)	(20.43)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.00	(a)	1.03	1.13	1.17	1.11	1.11
Expenses, before waivers and reimbursements	1.43	(a)	1.83	2.04	2.14	2.20	2.76
Net investment income (loss), net of waivers and reimbursements	0.02	(a)	(0.12)	(0.38)	(0.51)	(0.46)	(0.54)
Net investment income (loss), before waivers and reimbursements	(0.41	)(a)	(0.92)	(1.29)	(1.48)	(1.55)	(2.19)

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	18,202		$16,888	$6,417	$5,519	$5,469	$5,991
Portfolio turnover rate (%)	55	(a)	53	39	33	52	87

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2006	William Blair Funds 99

Financial Highlights

Small Cap Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$23.76		$25.72	$21.83	$13.72	$16.58	$13.16
Income (loss) from investment operations:
Net investment income (loss)	(0.14)		(0.30)	(0.30)	(0.21)	(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	1.53		0.64	6.20	8.68	(2.67)	3.59

Total from investment operations	1.39		0.34	5.90	8.47	(2.86)	3.42
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		2.30	2.01	0.36	—	—

Total distributions	—		2.30	2.01	0.36	—	—

Net asset value, end of period	$25.15		$23.76	$25.72	$21.83	$13.72	$16.58

Total return (%)	5.85		1.18	27.24	61.88	(17.25)	25.99
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.47	(a)	1.49	1.49	1.55	1.56	1.59
Expenses, before waivers and reimbursements	1.47	(a)	1.49	1.46	1.52	1.62	1.95
Net investment income (loss), net of waivers and reimbursements	(1.14	)(a)	(1.23)	(1.27)	(1.22)	(1.31)	(1.15)
Net investment income (loss), before waivers and reimbursements	(1.14	)(a)	(1.23)	(1.24)	(1.19)	(1.37)	(1.51)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$24.16		$26.04	$22.03	$13.82	$16.65	$13.18
Income (loss) from investment operations:
Net investment income (loss)	(0.11)		(0.25)	(0.24)	(0.18)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on investments	1.55		0.67	6.26	8.75	(2.67)	3.60

Total from investment operations	1.44		0.42	6.02	8.57	(2.83)	3.47
Less distributions from:
Net investment income	—		—	—	—	—	—
Net realized gain	—		2.30	2.01	0.36	—	—

Total distributions	—		2.30	2.01	0.36	—	—

Net asset value, end of period	$25.60		$24.16	$26.04	$22.03	$13.82	$16.65

Total return (%)	5.96		1.48	27.54	62.15	(17.00)	26.33
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	(a)	1.24	1.24	1.35	1.31	1.34
Expenses, before waivers and reimbursements	1.20	(a)	1.24	1.21	1.28	1.37	1.70
Net investment income (loss), net of waivers and reimbursements	(0.87	)(a)	(0.98)	(1.02)	(1.02)	(1.06)	(0.90)
Net investment income (loss), before waivers and reimbursements	(0.87	)(a)	(0.98)	(0.99)	(0.95)	(1.12)	(1.26)

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$1,143,094		$831,738	$771,209	$518,824	$78,581	$54,658
Portfolio turnover rate (%)	104	(a)	80	109	103	133	147

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

100 Semi-Annual Report	June 30, 2006

Financial Highlights

Mid Cap Growth Fund

Class N
Period Ended
6/30/2006(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	(0.03)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$9.97

Total return (%)	(0.30)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.40
Expenses, before waivers and reimbursements	2.84
Net investment income (loss), net of waivers and reimbursements	(0.62)
Net investment income (loss), before waivers and reimbursements	2.06

Class I
Period Ended
6/30/2006(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	—

Total from investment operations	(0.02)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$9.98

Total return (%)	(0.20)
Ratios to average daily net assets (%) (b):
Expenses, net of waivers and reimbursements	1.15
Expenses, before waivers and reimbursements	2.59
Net investment income (loss), net of waivers and reimbursements	(0.37)
Net investment income (loss), before waivers and reimbursements	(1.81)

Period Ended
6/30/2006(a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$12,028
Portfolio turnover rate (%) (b)	66

(a)	For the period from February 1, 2006 (Commencement of Operations) to June 30, 2006.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2006	William Blair Funds 101

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003(a)
	(unaudited)
Net asset value, beginning of year	$12.40		$11.28	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)		(0.11)	(0.13)	—
Net realized and unrealized gain (loss) on investments	0.68		1.32	1.47	(0.06)

Total from investment operations	0.63		1.21	1.34	(0.06)
Less distributions from:
Net investment income	—		—	—	—
Net realized gain	—		0.09	—	—

Total distributions	—		0.09	—	—

Net asset value, end of period	$13.03		$12.40	$11.28	$9.94

Total return (%)	5.08		10.72	13.48	(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.39	(b)	1.45	1.54	1.54	(b)
Expenses, before waivers and reimbursements	1.45	(b)	1.54	2.14	1.54	(b)
Net investment income (loss), net of waivers and reimbursements	(0.82	)(b)	(0.97)	(1.26)	(1.54	)(b)
Net investment income (loss), before waivers and reimbursements	(0.88	)(b)	(1.06)	(1.86)	(1.54	)(b)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003(a)
	(unaudited)
Net asset value, beginning of year	$12.46		$11.30	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.08)	(0.11)	—
Net realized and unrealized gain (loss) on investments	0.68		1.33	1.47	(0.06)

Total from investment operations	0.64		1.25	1.36	(0.06)
Less distributions from:
Net investment income	—		—	—	—
Net realized gain	—		0.09	—	—

Total distributions	—		0.09	—	—

Net asset value, end of period	$13.10		$12.46	$11.30	$9.94

Total return (%)	5.14		11.05	13.68	(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.14	(b)	1.20	1.29	1.29	(b)
Expenses, before waivers and reimbursements	1.20	(b)	1.29	1.89	1.29	(b)
Net investment income (loss), net of waivers and reimbursements	(0.57	)(b)	(0.72)	(1.01)	(1.29	)(b)
Net investment income (loss), before waivers and reimbursements	(0.63	)(b)	(0.81)	(1.61)	(1.29	)(b)

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$83,736		$70,211	$25,974	$3,673
Portfolio turnover rate (%)	69	(b)	62	55	—	(b)

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

102 Semi-Annual Report	June 30, 2006

Financial Highlights

International Growth Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$25.22		$22.09	$18.65	$13.13	$15.48	$17.93
Income (loss) from investment operations:
Net investment income (loss) (a)	0.10		0.15	(0.02)	0.02	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.40		4.60	3.47	5.52	(2.30)	(2.43)

Total from investment operations	1.50		4.75	3.45	5.54	(2.35)	(2.45)
Less distributions from:
Net investment income	—		0.11	0.01	0.02	—	—
Net realized gain	—		1.51	—	—	—	—

Total distributions	—		1.62	0.01	0.02	—	—

Net asset value, end of period	$26.72		$25.22	$22.09	$18.65	$13.13	$15.48

Total return (%)	5.95		21.65	18.48	42.21	(15.18)	(13.66)
Ratios to average daily net assets (%):
Expenses	1.41	(b)	1.42	1.47	1.50	1.51	1.60
Net investment income (loss)	0.75	(b)	0.16	(0.16)	0.05	(0.36)	(0.11)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$25.55		$22.34	$18.85	$13.27	$15.60	$18.02
Income (loss) from investment operations:
Net investment income (loss) (a)	0.14		0.27	0.01	0.09	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.41		4.61	3.53	5.54	(2.32)	(2.44)

Total from investment operations	1.55		4.88	3.54	5.63	(2.33)	(2.42)
Less distributions from:
Net investment income	—		0.16	0.05	0.05	—	—
Net realized gain	—		1.51	—	—	—	—

Total distributions	—		1.67	0.05	0.05	—	—

Net asset value, end of period	$27.10		$25.55	$22.34	$18.85	$13.27	$15.60

Total return (%)	6.07		22.00	18.79	42.42	(14.94)	(13.43)
Ratios to average daily net assets (%):
Expenses	1.08	(b)	1.17	1.22	1.25	1.26	1.35
Net investment income (loss)	1.08	(b)	0.41	0.09	0.30	(0.11)	0.14

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$5,305,404		$4,551,077	$3,001,434	$1,899,699	$778,788	$454,055
Portfolio turnover rate (%)	65	(b)	70	79	57	73	112

(a)	Excludes $0.37, $0.12, $0.03, $0.00, and $0.00, of PFIC mark to market which are treated as ordinary income for Federal tax purposes for the years 2005, 2004, 2003, 2002, and 2001, respectively.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2006	William Blair Funds 103

Financial Highlights

International Equity Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$12.86		$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.07		(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	0.53		1.54	1.37

Total from investment operations	0.60		1.53	1.33
Less distributions from:
Net investment income	—		—	—
Net realized gain	—		—	—

Total distributions	—		—	—

Net asset value, end of period	$13.46		$12.86	$11.33

Total return (%)	4.67		13.50	13.30
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.47	(c)	1.48	1.50	(c)
Expenses, before waivers and reimbursements	1.57	(c)	1.81	2.96	(c)
Net investment income (loss), net of waivers and reimbursements	0.96	(c)	(0.33)	(0.77	)(c)
Net investment income (loss), before waivers and reimbursements	0.86	(c)	(0.66)	(2.23	)(c)

	Class I
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$12.94		$11.37	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.08		(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.54		1.58	1.38

Total from investment operations	0.62		1.57	1.37
Less distributions from:
Net investment income	—		—	—
Net realized gain	—		—	—

Total distributions	—		—	—

Net asset value, end of period	$13.56		$12.94	$11.37

Total return (%)	4.79		13.81	13.70
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.22	(c)	1.23	1.25	(c)
Expenses, before waivers and reimbursements	1.32	(c)	1.56	2.71	(c)
Net investment income (loss), net of waivers and reimbursements	1.21	(c)	(0.08)	(0.52	)(c)
Net investment income (loss), before waivers and reimbursements	1.11	(c)	(0.41)	(1.98	)(c)

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$236,783		$177,710	$9,689
Portfolio turnover rate (%)	101	(c)	127	108	(c)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.33 and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2005 and 2004, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

104 Semi-Annual Report	June 30, 2006

Financial Highlights

International Small Cap Growth Fund

	Class N
	Period Ended
	6/30/2006	12/31/2005(a)
	(unaudited)
Net asset value, beginning of period	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	—	(0.01)
Net realized and unrealized gain (loss) on investments	0.95	1.17

Total from investment operations	0.95	1.16
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$12.11	$11.16

Total return (%)	8.51	11.60
Ratios to average daily net assets (%) (c):
Expenses, net of waivers and reimbursements	1.65	1.65
Expenses, before waivers and reimbursements	1.78	2.57
Net investment income (loss), net of waivers and reimbursements	(0.10)	(0.40)
Net investment income (loss), before waivers and reimbursements	(0.23)	(1.32)

	Class I
	Period Ended
	6/30/2006	12/31/2005(a)
	(unaudited)
Net asset value, beginning of period	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01	—
Net realized and unrealized gain (loss) on investments	0.96	1.16

Total from investment operations	0.97	1.16
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$12.13	$11.16

Total return (%)	8.69	11.60
Ratios to average daily net assets (%) (c):
Expenses, net of waivers and reimbursements	1.40	1.40
Expenses, before waivers and reimbursements	1.53	2.32
Net investment income (loss), net of waivers and reimbursements	0.15	(0.15)
Net investment income (loss), before waivers and reimbursements	0.02	(1.07)

	Period Ended
	6/30/2006	12/31/2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$122,705	$50,534
Portfolio turnover rate (%) (c)	132	127

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2006	William Blair Funds 105

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Period Ended
	6/30/2006	12/31/2005(a)
	(unaudited)
Net asset value, beginning of period	$14.17	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.81	4.26

Total from investment operations	0.83	4.25
Less distributions from:
Net investment income	—	—
Net realized gain	—	0.08

Total distributions	—	0.08

Net asset value, end of period	$15.00	$14.17

Total return (%)	5.86	42.52
Ratios to average daily net assets (%) (c):
Expenses, net of waivers and reimbursements	1.65	1.55
Expenses, before waivers and reimbursements	1.74	1.91
Net investment income (loss), net of waivers and reimbursements	0.15	(0.11)
Net investment income (loss), before waivers and reimbursements	0.06	(0.47)

	Class I
	Period Ended
	6/30/2006	12/31/2005(a)
	(unaudited)
Net asset value, beginning of period	$14.19	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	0.01
Net realized and unrealized gain (loss) on investments	0.82	4.26

Total from investment operations	0.85	4.27
Less distributions from:
Net investment income	—	—
Net realized gain	—	0.08

Total distributions	—	0.08

Net asset value, end of period	$15.04	$14.19

Total return (%)	5.99	42.72
Ratios to average daily net assets (%) (c):
Expenses, net of waivers and reimbursements	1.40	1.40
Expenses, before waivers and reimbursements	1.49	1.76
Net investment income (loss), net of waivers and reimbursements	0.40	0.04
Net investment income (loss), before waivers and reimbursements	0.31	(0.32)

	Period Ended
	6/30/2006	12/31/2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$460,842	$249,348
Portfolio turnover rate (%) (c)	144	77

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

106 Semi-Annual Report	June 30, 2006

Financial Highlights

Value Discovery Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$14.95		$22.70	$22.68	$16.28	$18.23	$16.20
Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)	(0.01)	(0.06)	(0.03)	0.08
Net realized and unrealized gain (loss) on investments	1.31		0.14	2.68	6.46	(1.92)	2.74

Total from investment operations	1.28		0.12	2.67	6.40	(1.95)	2.82
Less distributions from:
Net investment income	—		—	—	—	—	0.03
Net realized gain	—		7.87	2.65	—	—	0.76

Total distributions	—		7.87	2.65	—	—	0.79

Net asset value, end of period	$16.23		$14.95	$22.70	$22.68	$16.28	$18.23

Total return (%)	8.56		0.49	12.05	39.31	(10.70)	17.39
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.34	(a)	1.34	1.34	1.49	1.53	1.61
Expenses, before waivers and reimbursements	1.83	(a)	1.64	1.48	1.58	1.53	1.66
Net investment income (loss), net of waivers and reimbursements	(0.42	)(a)	(0.22)	(0.06)	(0.30)	(0.16)	0.28
Net investment income (loss), before waivers and reimbursements	(0.91	)(a)	(0.52)	(0.20)	(0.39)	(0.16)	0.23

	Class I
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$15.12		$22.82	$22.76	$16.31	$18.19	$16.16
Income (loss) from investment operations:
Net investment income (loss)	(0.01)		—	0.01	(0.03)	0.01	0.17
Net realized and unrealized gain (loss) on investments	1.33		0.17	2.70	6.48	(1.89)	2.70

Total from investment operations	1.32		0.17	2.71	6.45	(1.88)	2.87
Less distributions from:
Net investment income	—		—	—	—	—	0.08
Net realized gain	—		7.87	2.65	—	—	0.76

Total distributions	—		7.87	2.65	—	—	0.84

Net asset value, end of period	$16.44		$15.12	$22.82	$22.76	$16.31	$18.19

Total return (%)	8.73		0.70	12.18	39.55	(10.34)	17.72
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	(a)	1.14	1.23	1.33	1.34	1.36
Expenses, before waivers and reimbursements	1.58	(a)	1.39	1.23	1.33	1.34	1.41
Net investment income (loss), net of waivers and reimbursements	(0.17	)(a)	(0.02)	0.05	(0.14)	0.03	0.53
Net investment income (loss), before waivers and reimbursements	(0.66	)(a)	(0.27)	0.05	(0.14)	0.03	0.48

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$48,841		$70,439	$246,176	$237,111	$190,802	$149,292
Portfolio turnover rate (%)	146	(a)	125	50	51	20	48

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2006	William Blair Funds 107

Financial Highlights

Income Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$9.83		$10.19	$10.43	$10.62	$10.34	$10.22
Income (loss) from investment operations:
Net investment income (loss) (a)	0.22		0.47	0.52	0.40	0.55	0.55
Net realized and unrealized gain (loss) on investments	(0.20)		(0.30)	(0.26)	(0.02)	0.25	0.17

Total from investment operations	0.02		0.17	0.26	0.38	0.80	0.72
Less distributions from:
Net investment income	0.23		0.53	0.50	0.57	0.52	0.60
Net realized gain	—		—	—	—	—	—

Total distributions	0.23		0.53	0.50	0.57	0.52	0.60

Net asset value, end of period	$9.62		$9.83	$10.19	$10.43	$10.62	$10.34

Total return (%)	0.23		1.71	2.61	3.68	7.91	7.18
Ratios to average daily net assets (%):
Expenses	0.73	(b)	0.73	0.78	0.77	0.81	0.94
Net investment income (loss)	4.51	(b)	4.09	4.12	4.09	5.23	5.38
	Class I
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$9.82		$10.15	$10.40	$10.62	$10.35	$10.24
Income (loss) from investment operations:
Net investment income (loss) (a)	0.23		0.52	0.59	0.43	0.57	0.58
Net realized and unrealized gain (loss) on investments	(0.21)		(0.33)	(0.31)	(0.04)	0.24	0.15

Total from investment operations	0.02		0.19	0.28	0.39	0.81	0.73
Less distributions from:
Net investment income	0.24		0.52	0.53	0.61	0.54	0.62
Net realized gain	—		—	—	—	—	—

Total distributions	0.24		0.52	0.53	0.61	0.54	0.62

Net asset value, end of period	$9.60		$9.82	$10.15	$10.40	$10.62	$10.35

Total return (%)	0.23		1.92	2.79	3.76	8.04	7.32
Ratios to average daily net assets (%):
Expenses	0.57	(b)	0.58	0.63	0.62	0.66	0.79
Net investment income (loss)	4.67	(b)	4.24	4.27	4.24	5.38	5.53

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$299,894		$310,496	$294,084	$265,062	$196,136	$176,264
Portfolio turnover rate (%)	33	(b)	41	43	36	66	82

(a)	As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.87% to 5.38% for Class N for 2001. It decreased the Ratio of Net Investment Income from 6.02% to 5.53% for Class I shares for 2001.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

108 Semi-Annual Report	June 30, 2006

Financial Highlights

Ready Reserves Fund

	Class N
	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002	2001
	(unaudited)
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.03	0.01	0.01	0.01	0.04

Total from investment operations	0.02		0.03	0.01	0.01	0.01	0.04
Less distributions from:
Net investment income	0.02		0.03	0.01	0.01	0.01	0.04

Total distributions	0.02		0.03	0.01	0.01	0.01	0.04

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	2.04		2.62	0.80	0.66	1.28	3.66
Ratios to average daily net assets (%)
Expenses	0.63	(a)	0.64	0.65	0.66	0.67	0.67
Net investment income (loss)	4.07	(a)	2.57	0.80	0.66	1.28	3.63
Supplemental data:
Net assets at end of period (in thousands)	$1,159,049		$1,091,854	$1,092,940	$1,153,932	$1,324,001	$1,403,740

(a)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

June 30, 2006	William Blair Funds 109

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	15	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus Kalamazoo College

Michelle Seitz, 1965*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	15	N/A
Non-Interested Trustees
Theodore A. Bosler, 1934	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	15	Desert Foothills Land Trust, Institute of Chartered Financial Analysts, and Thresholds.

Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	15	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 1946	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	15	American Student Assistance Corp.; Amica Mutual Insurance Company; NACUBO (National Association of College and University Business Officers)

John B. Schwemm, 1934	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	15	USG Corp., building material manufacturer, and Walgreen Co.

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	15	Warnaco Group, Inc. intimate apparel, sportswear, and swimwear manufacturer.

Robert E. Wood II, 1938	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	15	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC

110 Semi-Annual Report	June 30, 2006

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Officers
Marco Hanig, 1958	President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	Chicago Scores

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	N/A

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	N/A	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 Since 2000	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

James S. Kaplan, 1960	Senior Vice President Vice President	Since 2004 Since 1995	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	Chairman, AG. Med, Inc.

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 Since 2005	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A	N/A N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A	N/A

Norbert W. Truderung, 1952	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A	N/A

June 30, 2006	William Blair Funds 111

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 Since 2002	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	N/A	Uhlich Children’s Home

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company,; former Portfolio Manager, TIAA-CREF	N/A	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company,; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners.	N/A	N/A

Mark T. Leslie, 1967	Vice President	Since 2005	Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A	N/A

Colin J. Williams, 1975	Vice President	Since 2006	Associate William Blair & Company, L.L.C.; formerly, Andersen Consulting; Allegiance Healthcare	N/A	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

112 Semi-Annual Report	June 30, 2006

Board Approval of Fund’s Advisory Agreement (unaudited)

During the six months ended June 30, 2006, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”) approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each series of the Trust, (except the Mid Cap Growth Fund, the International Small Cap Growth Fund and the Emerging Markets Growth Fund which are effective until April, 30, 2007).

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative fees and expense ratios as prepared by an independent provider (Lipper Inc.); the profits to be realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

As required by the Investment Company Act of 1940, the renewal was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve the renewal of the Management Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Management Agreement pursuant to a extensive process that concluded at the Board’s February 16, 2006 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel several months prior to February 16, 2006 and discussed the type and nature of information to be requested and directed independent legal counsel to send a formal request for information to Trust management. The Advisor provided extensive information in response to the request. Among other information, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Fund to other mutual funds and relevant indices; (iii) information comparing the advisory fees and expense ratios of each Fund to other mutual funds; (iv) information comparing advisory fees of each Fund to fees charged by the Advisor to other funds and its similar client accounts; (v) the costs of services provided and estimated profits realized by the Advisor; (vi) information about economies of scale; and (vii) information describing other benefits to the Advisor resulting from its relationship with the Funds. The Independent Trustees reviewed comparative performance of peer groups of funds selected by Lipper, comparative advisory fees and expense ratios of peer groups of funds selected by Lipper and the average performance of an applicable Morningstar style category. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement.

On February 15 and 16, 2006, the Independent Trustees met independently of Trust management and of the interested Trustees, to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that the Board has also taken into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Funds. Based upon their review, the Independent Trustees concluded on February 16, 2006 that it was in the best interest of each Fund to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. At its meeting on February 16, 2006, the Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Funds, since the inception of the Funds. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Advisor managed the Funds and knowing the investment advisory fee. The Board considered biographical information about each Fund’s portfolio manager(s), the administrative services performed by the Advisor, financial information regarding the Advisor, brokerage allocation practices, soft dollars and execution, the compliance regime overseen by the Advisor, including the fact that the Advisor has engaged an independent third party for additional Fund compliance monitoring, and the financial support of certain Funds. The Board also noted that the Advisor voluntarily reduces the advisory fees of the Funds by an amount equal to the advisory fee charged by the Ready Reserves Fund on the cash of the Funds invested in the Ready Reserves Fund. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Fund were satisfactory.

June 30, 2006	William Blair Funds 113

The Board reviewed information on the performance of each Fund for one, three, five and ten year periods (or since inception), as applicable, along with performance information of a relevant securities index or indexes and a peer universe of funds from the Lipper database. For all Funds, except the Ready Reserves Fund, the Board also reviewed performance information of the average of the applicable Morningstar style category. There is no applicable Morningstar category for the Ready Reserves Fund. Based upon the review of the performance information, the Board concluded that the performance for the Small-Mid Cap Growth Fund, the International Growth Fund, the Ready Reserves Fund, the Tax-Managed Growth Fund, the Income Fund, the Growth Fund and the Small Cap Growth Fund was satisfactory. Although the Small Cap Growth Fund underperformed over the most recent one year period, it has outperformed for all other periods and as a result the Board concluded that the Small Cap Growth Fund’s overall performance was satisfactory. For the International Equity Fund, while the Fund had underperformed relative to its Lipper peer universe, Morningstar style category average and benchmark index, the Board concluded that the International Equity Fund’s performance was acceptable. The Board noted the actions that have been taken or are being considered to address the investment performance of the Large Cap Growth Fund and the Value Discovery Fund.

Fees and Expenses. The Board reviewed each Fund’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper peer group and a Lipper peer universe. The Lipper peer group for each Fund consists of a group of funds with a similar investment style and asset size as the Fund. The Lipper peer universe for each Fund includes all funds with a similar investment style regardless of asset size. The Board considered that the Advisor has proposed to cap total expenses, including waiving advisory fees, if necessary, for any Fund whose total expense ratio may not be within an appropriate range of the peer universe without expense caps. For each Fund, the Board also reviewed amounts paid to the Advisor by other registered funds, including other Funds in the Trust and funds for which the Advisor acts as a subadvisor and the Advisor’s fee schedule for separate accounts.

In considering the information, the Board noted that the advisory fees for the Growth Fund, the Tax-Managed Growth Fund, the Large Cap Growth Fund, the Income Fund and the Ready Reserves Fund were below their peer group and peer universe. The Board also noted that the advisory fees for the Small-Mid Cap Growth Fund, the International Equity Fund, the Institutional International Equity Fund and the Value Discovery Fund were within an acceptable range of their peer group and peer universe after giving effect to fee waivers. For the Value Discovery Fund, the Board further considered that the Advisor voluntarily had agreed to lower its contractual advisory fee. Finally, the Board noted that the advisory fees for the Small Cap Growth Fund, International Growth Fund and Institutional International Growth Fund were above their peer group and peer universe. On the basis of the information provided, the Board concluded that each Fund’s advisory fee, coupled with any applicable existing or proposed advisory fee waiver and expense cap, was reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although advisory fees for the International Small Cap Growth Fund were above the median of their peer group and peer universe, such advisory fees were within an acceptable range of the peer group and peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the costs of the services provided and the profits realized by the Advisor from its relationship with the Funds. The Board concluded that the profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. The Board considered whether the advisory fees are reasonable in relation to the asset size of the Funds. The Board noted the Advisor’s representation that certain Fund expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Fund’s assets grow. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the advisory fee schedule, the Fund’s total and net expense ratios and the expense caps in place and/or proposed. The Board concluded with respect to each of the Funds, that the expense ratios, after giving effect to the expense caps proposed by the Advisor, as applicable, were reasonable.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Funds, including soft dollars, which pertain primarily to the Funds investing in equity securities, and favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board of Trustees, including all of the Independent Trustees, determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

114 Semi-Annual Report	June 30, 2006

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 30, 2006	William Blair Funds 115

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for Ready Reserves Fund), service fees (for Class N of Ready Reserves Fund), shareholder administration fees (for Class N and Class I shares of International Small Cap Growth Fund and Emerging Markets Growth Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

116 Semi-Annual Report	June 30, 2006

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2006	Ending Account Value 6/30/2006	Expenses Paid during Period(a)		Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,023.80	$5.77		1.15%
Class N—hypothetical 5% return	1,000.00	1,019.09	5.76		1.15
Class I—actual return	1,000.00	1,025.20	4.47		0.89
Class I—hypothetical 5% return	1,000.00	1,020.38	4.46		0.89
Tax-Managed Growth Fund
Class N—actual return	1,000.00	1,014.80	7.44		1.49
Class N—hypothetical 5% return	1,000.00	1,017.41	7.45		1.49
Class I—actual return	1,000.00	1,016.60	6.20		1.24
Class I—hypothetical 5% return	1,000.00	1,018.65	6.21		1.24
Large Cap Growth Fund
Class N—actual return	1,000.00	990.70	6.17		1.25
Class N—hypothetical 5% return	1,000.00	1,018.60	6.26		1.25
Class I—actual return	1,000.00	990.90	4.94		1.00
Class I—hypothetical 5% return	1,000.00	1,019.84	5.01		1.00
Small Cap Growth Fund
Class N—actual return	1,000.00	1,058.50	7.50		1.47
Class N—hypothetical 5% return	1,000.00	1,017.50	7.35		1.47
Class I—actual return	1,000.00	1,059.60	6.13		1.20
Class I—hypothetical 5% return	1,000.00	1,018.84	6.01		1.20
Mid Cap Growth Fund
Class N—actual return (since inception period) (b)	1,000.00	997.00	5.67	(b)	1.40
Class N—hypothetical 5% return (6 month period)	1,000.00	1014.60	6.99		1.40
Class I—actual return (since inception period) (b)	1,000.00	998.00	4.66	(b)	1.15
Class I—hypothetical 5% return (6 month period)	1,000.00	1015.61	5.75		1.15
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	1,050.80	7.07		1.39
Class N—hypothetical 5% return	1,000.00	1,017.90	6.95		1.39
Class I—actual return	1,000.00	1,051.40	5.80		1.14
Class I—hypothetical 5% return	1,000.00	1,019.14	5.71		1.14
International Growth Fund
Class N—actual return	1,000.00	1,059.50	7.20		1.41
Class N—hypothetical 5% return	1,000.00	1,017.80	7.05		1.41
Class I—actual return	1,000.00	1,060.70	5.52		1.08
Class I—hypothetical 5% return	1,000.00	1,019.44	5.41		1.08
International Equity Fund
Class N—actual return	1,000.00	1,046.40	7.46		1.47
Class N—hypothetical 5% return	1,000.00	1,017.50	7.35		1.47
Class I—actual return	1,000.00	1,047.90	6.19		1.22
Class I—hypothetical 5% return	1,000.00	1,018.74	6.11		1.22
International Small Cap Growth Fund
Class N—actual return	1,000.00	1,085.10	8.53		1.65
Class N—hypothetical 5% return	1,000.00	1,016.89	8.25		1.65
Class I—actual return	1,000.00	1,086.90	7.24		1.40
Class I—hypothetical 5% return	1,000.00	1,018.15	7.01		1.40

June 30, 2006	William Blair Funds 117

	Beginning Account Value 1/1/2006	Ending Account Value 6/30/2006	Expenses Paid during Period(a)	Annualized Expense Ratio
Emerging Markets Growth Fund
Class N—actual return	$1,000.00	$1,058.60	$8.42	1.65%
Class N—hypothetical 5% return	1,000.00	1,016.61	8.25	1.65
Class I—actual return	1,000.00	1,059.90	7.15	1.40
Class I—hypothetical 5% return	1,000.00	1,017.85	7.00	1.40
Value Discovery Fund
Class N—actual return	1,000.00	1,085.60	6.93	1.34
Class N—hypothetical 5% return	1,000.00	1,018.15	6.71	1.34
Class I—actual return	1,000.00	1,087.30	5.64	1.09
Class I—hypothetical 5% return	1,000.00	1,019.39	5.46	1.09
Income Fund
Class N—actual return	1,000.00	1,002.30	3.62	0.73
Class N—hypothetical 5% return	1,000.00	1,021.17	3.66	0.73
Class I—actual return	1,000.00	1,002.30	2.83	0.57
Class I—hypothetical 5% return	1,000.00	1,021.97	2.86	0.57
Ready Reserves Fund
Class N—actual return	1,000.00	1,020.40	3.16	0.63
Class N—hypothetical 5% return	1,000.00	1,021.67	3.16	0.63

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half-year period.)
(b)	For the period February 1, 2006 (Commencement of Operations) until June 30, 2006.

118 Semi-Annual Report	June 30, 2006

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.,

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Todd M. McClone, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Mark T. Leslie, Vice President

Colin J. Williams, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

Date of First Use August, 2006    119

WILLIAM BLAIR FUNDS

GROWTH FUNDS

Growth Fund

Tax-Managed Growth Fund

Large Cap Growth Fund

Small Cap Growth Fund

Mid Cap Growth Fund

Small-Mid Cap Growth Fund

International Growth Fund

International Equity Fund

International Small Cap Growth Fund

Emerging Markets Growth Fund

OTHER FUNDS

Value Discovery Fund

Income Fund

Ready Reserves Fund

222 West Adams Street ▪ Chicago, Illinois 60606 ▪ 800.742.7272 ▪ www.williamblairfunds.com

William Blair & Company, L.L.C., Distributors

WILLIAM BLAIR FUNDS

INSTITUTIONAL INTERNATIONAL FUNDS
SEMI-ANNUAL REPORT

JUNE 30, 2006

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

June 30, 2006	William Blair Funds 1

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Institutional International Growth Fund posted a 6.02% gain (Class N Shares) for the six months ended June 30, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 9.99%.

What were the most significant factors impacting international markets during the first six months of the year?

Following first quarter’s strong equity market, when international equities were up 9.76%, as reflected by the MSCI ACWI ex-US Index, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. As a result, investors significantly reduced risk positions and emerging markets, which were up approximately 12% in the first quarter, fell sharply beginning in May through mid-June, while developed small cap stocks, up 10.8% during the first quarter, fell significantly as well. In addition, commodities and energy stocks, which were the strongest sectors globally through April, declined.

The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts. In addition, the US remained the safe haven for investors as its equity and bond markets outperformed other regions of the world. The increased uncertainty surrounding monetary policy, inflationary pressures, rumored intervention by the Chinese government to slow investment and housing in certain parts of its market, record profits by corporations, significant outperformance of “riskier” assets, coupled with higher valuations and concerns about a slower growth environment, created the perfect storm for a liquidity driven market correction. However, within this environment, unit labor costs remained constrained as productivity enhancements offset higher wages, company fundamentals and earnings prospects remained strong, and managements continued to be focused on enhancing shareholder value. At the same time, emerging markets governments significantly improved monetary and fiscal policies and current account positions, and are now more immune to economic downdrafts such as those that occurred in 1997 and 1998.

Markets began to stabilize in mid June and rebounded sharply near the end of the quarter, however, as the severity and broadness of the equity market downdraft appeared overdone, and investors began to believe that central banks would in fact engineer a “soft landing” to a more sustainable growth environment. During the second quarter, the MSCI ACWI ex-US Index was up 0.21%, led by the UK and Pacific ex-Japan, while emerging markets fell 4.27% and developed small cap companies fell 3.41%, as measured by the MSCI World ex-US Small Cap Index. As a result, over the first six months of 2006, the MSCI ACWI ex-US Index returned 9.99%, led by Europe ex-UK and the UK, while Japan was the largest developed

2 Semi-Annual Report	June 30, 2006

markets detractor. Emerging markets and developed small cap returned just over 7% each. From a global sector perspective, Materials, Energy and Utilities were the strongest sectors with double digit returns year to date, while Information Technology (IT) and Telecommunication Services trailed.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund returned 6.02%, underperforming the MSCI ACWI ex-US Index year to date, due solely to second quarter underperformance, as it led the Index benchmark during the first quarter. While stock selection was strong across most regions and sectors during the first quarter, during the second quarter the Fund’s pro growth strategy as evidenced by higher weightings in Consumer Cyclical and IT holdings at the expense of Materials, Energy and Utilities was the primary detractor from results. In addition, sector positioning in Japan was a drag on year to date performance, as the Fund’s focus on specialty retailing and smaller asset management firms, hurt performance as these areas underperformed the Japanese market as a whole. While there were no particular earnings disappointments or negative news regarding individual portfolio holdings, these companies suffered with the general decline in smaller capitalization stocks, coupled with investor concerns about ongoing consumer demand in Japan and the prospects of an increasing interest rate environment. Offsetting these negative results on a year to date basis was the Fund’s Europe ex-UK and Latin America weightings at the expense of Developed Asia and Emerging Markets Europe, Mid-East and Africa (EMEA). In addition, Consumer Staples, Energy and IT stock selection was strong. Within Consumer Staples, the Fund added value due to regional positioning and stock selection in Japan, Emerging Asia and Latin America, while Energy stock selection was bolstered by stock selection in Continental Europe and the UK. Within IT the Fund’s stock selection in Canada, as well as the higher weighting and stock selection in Emerging Asia added value during the first half of the year.

What is your current strategy? How is the Fund positioned?

We have used the second quarter market activity to add to positions in strong companies with good fundamentals, which now have significantly more compelling valuations. As of quarter end, the Fund maintained its higher Consumer and Health Care weightings at the expense of Materials, Telecom Services, Energy and Utilities. At the margin, IT was decreased, while Industrials weightings were increased. Financials, while the largest sector in the portfolio from an absolute perspective, remained underweighted versus the Index. From a regional perspective, the Fund maintained its underweighting in developed Asia and the UK, and overweightings in Europe ex-UK and emerging markets versus the Index. These weightings are largely based upon the team’s bottom up, fundamental research efforts, which are also supported by the team’s top down view.

What is your outlook for the international markets?

The key cyclical drivers of the world economy are generally seen to be US household spending growth and China’s industrial and infrastructure investment boom. Both of these trends have been expected to decelerate for some time, but, ironically, a great deal of the increase in economic anxiety that unfolded in the first half of 2006 relates to the fact that both of the expected slowdowns have so far largely failed to materialize.

For the US consumer, the areas of concern are the sharp slowdown in housing activity and the negative fallout of house price weakness, and the hit to discretionary spending power from higher energy costs and interest payments. Coupled with the persistent upward pressure on reported inflation and its uncertain impact on monetary policy, these unknowns are increasingly tipping the odds in favor of a significant (1 percentage point or more) reduction in growth expectations for next year.

June 30, 2006	William Blair Funds 3

In China, the government has targeted a growth slowdown in selected industrial sectors as well as speculative segments of the housing market. But economists have very little confidence in the degree to which the government’s intentions can be translated into actual changes in growth expectations. Similarly, there is no consensus about the effect of a potential export slowdown on the overall economy. Although there are obviously a great number of unknowns in both the numbers and the mechanisms of growth in China, aggregate GDP growth often seems only mildly affected by local and sector-specific cycles, and we would not anticipate more than a moderate downshift back to trend growth.

Japan and Europe, on the other hand, have been seeing steady improvement in growth indicators and economic news flow. Will this quickening expansion be sustained in the face of deceleration in the US and China, as well as some early-stage monetary tightening? Our view is that the cycles in Japan and Europe remain at a relatively early stage, and that growth may be sustained by continued strength in global capital spending, improving employment prospects, high savings balances, and pent-up demand in both the corporate and household sectors.

In the context of this reasonably balanced but still somewhat slower growth scenario, the key policy and market risk issue will be the degree of persistence of rising inflation and the potential broadening of price inflation into more core spending-related measures. This aspect of inflation makes itself known as a severely lagging indicator, and presents the US in particular with the policy problem of whether to prioritize visible growth trends or price trends in setting monetary conditions. This dilemma may well get worse before being resolved in favor of ending the tightening cycle.

In the first half of 2006, valuation and risk issues topped the equity market agenda—concerns about relative risk appetite and relative levels of real rates. To a degree, as growth and inflation issues come to the fore, the market’s principal concern will shift toward the outlook for sales and earnings growth.

Global corporate profitability is at or near record levels, spurred on by the strong secular forces of improved corporate performance and strong labor productivity growth. But while these forces remain in place, there are signs that cyclical pressures may push cost growth ahead of revenue growth—at least in some sectors—regardless of whether the global cycle is stronger or weaker than consensus expectations.

Our view is that changes in relative earnings growth and growth expectations will be an important factor governing market and sector leadership over the next several quarters. At the same time, it is likely that trends in profitability in place for the last year or two may be disrupted by shifts in global demand and relative pricing patterns.

We will be focusing particularly for signs of (negative) change in the commodity and industrial sectors, for changes in margins within the highly diverse financial sector, and for indications of the sustainability of profit growth on a regional basis, particularly with respect to the strong growth advantage enjoyed by emerging markets in the last several years.

In the near term, though, the market’s view of these prospective growth issues will be set by high frequency economic releases and especially by any visible trends that emerge from second and third (calendar) quarter earnings reports. Investment strategy, like economic policy, is at least cyclically becoming more and more ‘data-dependent’.

4 Semi-Annual Report	June 30, 2006

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	3 Year	Since Inception(a)
Institutional International Growth Fund	28.00%	25.25%	20.67%
MSCI All Country World Ex-US Index	28.40	25.78	22.02
(a)	For the period from July 26, 2002 (Commencement of Operations) to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2006	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—36.3%
Austria—1.3%
Erste Bank (Banking)	232,704	$13,082
Raiffeisen Interantional Bank (Banking)	91,400	7,920

		21,002

France—8.6%
April Group S.A. (Insurance brokers)	51,300	2,765
BNP Paribas (Banking)	205,260	19,628
Essilor International (Health care supplies)	141,600	14,243
Eurazeo (Diversified financial services)	71,725	7,097
Iliad S.A. (Internet software and services)	83,500	6,979
Klepierre (Real estate)	42,670	4,941
L'Oreal S.A. (Cosmetics)	424,100	40,033
LVMH Moet Hennessey Louis Vuitton SA (Luxury goods)	172,600	17,107
Nexity (Real estate management)	4,800	278
*Orpea (Hospital and nursing management)	57,933	3,998
Technip-Coflexip S.A. (Construction)	221,880	12,226
Vinci S.A.(Construction)	134,900	13,872

		143,167

Germany—8.4%
AWD Holdings AG (Financial services)	126,900	4,248
Bijou Brigitte (Fashion jewelry accessories)	21,150	5,717
Celesio AG (Pharmaceuticals)	95,450	8,662
Continental AG (Diversified manufacturing)	153,600	15,674
CTS Eventim (Leisure and recreation products)	55,700	1,708
E.ON AG (Energy)	148,180	17,033
GFK AG (Commercial services)	82,400	3,001
Q-Cells AG (Alternative energy sources)	61,660	5,158
*Qiagen NV (Biomedical)	381,200	5,139
Rational AG (Business equipment)	17,590	2,875
SAP AG (Software)	155,850	32,767
Siemens AG (Manufacturing)	327,400	28,441
Solarworld AG (Alternative energy sources)	68,200	4,271
Stada Arzneimittel AG (Pharmaceuticals)	154,600	6,162

		140,856

Greece—1.5%
Coca-Cola Hellenic Bottling S.A. (Beverages)	262,200	7,807
EFG Eurobank (Banking)	311,160	8,664
National Bank of Greece (Banking)	243,726	9,407

		25,878

Ireland—1.9%
Anglo Irish Bank plc (Finance)	927,500	14,453
Kingspan Group plc (Construction)	466,000	8,137
*Ryanair Holdings plc—ADR (Airlines)	126,400	6,664
United Drug plc (Pharmaceuticals)	736,700	3,155

		32,409

Italy—2.4%
Azimut Holding SpA (Investment management services)	449,700	4,683
Credito Emiliano SpA (Banking)	285,400	3,518
Luxottica Group SpA (Apparel and luxury goods)	563,400	15,271
Pirelli & C Real Estate SpA (Real estate development)	74,200	4,979
Saipem SpA (Energy equipment and services)	518,400	11,767

		40,218

Issuer	Shares	Value

Common Stocks—Europe—36.3%—(continued)
Luxembourg—0.1%
*Transcom Worldwide S.A. (E-services/consulting)	145,600	$1,608

Netherlands—0.6%
*Tomtom NV (Computer software)	243,600	9,469

Norway—0.7%
Statoil Asa (Oil and gas)	418,800	11,938

Spain—1.6%
Grupo Ferrovial S.A. (Industrial services)	110,900	8,457
Industria De Textile (Retail trade)	430,000	18,128

		26,585

Sweden—1.3%
*Capio AB (Health care)	222,960	4,001
*Ericsson (LM) (Wireless equipment)	2,558,000	8,442
*Modern Times Group (Television)	235,900	6,603
*Tradedoubler AB (E-services and consulting)	121,500	2,218

		21,264

Switzerland—7.9%
*EFG International (Commercial banking)	243,500	6,752
Kuehne & Nagel International AG (Air freight and logistics)	203,600	14,850
Nobel Biocare Holdings AG (Medical equipment and supplies)	32,310	7,659
Phonak Holdings AG (Hearing technology)	56,400	3,523
Roche Holdings AG (Health care)	207,500	34,240
SGS S.A. (Industrials)	12,740	12,092
Synthes, Inc. (Health care)	197,800	23,817
UBS AG (Banking)	270,400	29,599

		132,532

Japan—17.2%
Aeon Credit Service Co., Ltd. (Consumer finance)	249,500	6,075
Aeon Mall Co., Ltd. (Real estate)	146,100	6,166
Chiyoda Corp. (Construction)	341,800	6,993
Denso Corporation (Auto parts manufacturing)	827,900	27,103
Honeys Company, Ltd. (Luxury goods)	115,000	4,934
Hoya Corporation (Electronic technology)	228,400	8,131
ITO EN, Ltd. (Beverages)	158,900	5,809
Joint Corporation (Real estate operations/development)	170,400	5,560
*K.K. DaVinci Advisors (Consulting services)	4,904	4,855
Keyence Corporation (Electronic technology)	62,589	15,970
Komatsu Ltd. (Machinery)	1,152,000	22,924
MISUMI Group, Inc. (Metal production)	261,200	4,894
Mitsubishi Tokyo Financial (Financial services)	2,513	35,227
Nakanishi Inc. (Medical specialties)	42,500	3,994
Nitori Company Ltd. (Specialty stores)	122,880	5,980
Nitto Denko Corporation (Electronic technology)	115,000	8,193
Orix Corporation (Consumer finance)	124,400	30,355
Park 24 Co., Ltd. (Commercial services)	109,200	3,225
Point Inc. Ltd. (Apparel and footwear retail)	86,190	4,880

See accompanying Notes to Financial Statements.

6 Semi-Annual Report	June 30, 2006

Institutional International Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Japan—17.2%—(continued)
Japan—(continued)
Ryohin Keikaku Co. Ltd. (Retail stores)	100,600	$8,272
Sharp Corp. (Electronics)	525,100	8,301
Shimamura Company Ltd. (Retail stores)	69,800	7,658
Sparx Asset Management Co. (Financial services)	3,728	3,924
Suruga Bank (Banking)	600,000	8,124
Toyota Motor Corporation (Automobiles)	478,200	24,993
Yamada Denki Company (Retail trade)	133,600	13,612

		286,152

United Kingdom—13.9%
BG Group plc (Industrial services)	3,056,720	40,800
*Cairn Energy plc (Petroleum refining)	253,200	10,254
Carphone Warehouse Group plc (Consumer electronics)	1,365,600	8,000
*CSR plc (Electronic technology)	270,200	6,283
HBOS plc (Commercial banking)	1,780,100	30,892
Homeserve plc (Extended service contracts)	85,000	2,434
Michael Page International (Personnel services)	1,388,300	8,990
Northern Rock plc (Commercial banking)	1,034,100	19,120
Reckitt Benckiser plc (Household products)	728,350	27,177
Rolls-Royce Group plc (Aerospace)	4,222,500	32,295
Rotork plc (Control instruments)	404,100	5,121
Serco Group (Consulting services)	1,505,100	8,894
Standard Chartered plc (Banking)	597,900	14,589
Tullow Oil plc (Oil, gas drilling, and exploration)	903,080	6,371
Ultra Electronic Holdings plc (Electronic products)	304,200	5,442
VT Group plc (Shipbuilding)	620,300	5,580

		232,242

Emerging Asia—12.6%
China—4.2%
China Life Insurance Co. (Life/Health insurance)	9,386,000	14,869
China Mengniu Dairy Co. (Food products)	4,495,000	5,643
China Vanke Company Ltd. (Real estate operations/development)	4,090,200	3,472
*Ctrip.com International Ltd.—ADR (E-commerce/services)	134,900	6,887
*Focus Media Holding Ltd.—ADR (Advertising)	116,100	7,565
*Foxconn International (Manufacturing services)	3,019,800	6,471
Fu Ji Food & Catering (Hotels, restaurants and leisure)	1,819,000	3,006
Hopson Development Holdings (Real estate operations/development)	1,237,000	2,562
Lee and Man Paper Manufacturing Ltd. (Paper and related products)	1,542,000	2,257
Li Ning Co. Ltd. (Leisure equipment and products)	5,440,000	5,334
Parkson Retail Group Ltd. (Retail stores)	554,000	1,578
Ports Design Limited (Apparel and luxury goods)	1,890,500	3,048

Issuer	Shares	Value

Common Stocks—Emerging Asia—12.6%—(continued)
China—(continued)
*Suntech Power Holdings Co. Ltd—ADR (Alternative energy sources)	136,600	$3,859
Wumart Stores, Inc., Class “H” (Retail)	1,050,000	3,623

		70,174

India—3.3%
Bharat Forge Ltd. (Metal processors)	642,100	4,386
Bharat Heavy Electricals Ltd. (Supply equipment)	202,100	8,579
*Bharti Airtel Ltd. (Wireless telecommunication services)	585,900	4,717
Dabur India Ltd. (Cosmetics and toiletries)	1,276,900	3,953
HDFC Bank (Banking)	347,700	6,023
Hindustan Lever Ltd. (Soap and cleaning preparation)	266,000	1,323
Housing Development Finance Corp. (Financial services)	213,500	5,299
Infosys Technologies, Ltd. (Consulting and software services)	156,128	10,447
Maruti Udyog Ltd. (Automobiles)	295,200	5,113
Pantaloon Retail India Ltd. (Department stores)	16,000	470
Suzlon Energy Ltd. (Power conversion equipment)	218,400	4,975

		55,285

Indonesia—0.2%
PT Kalbe Farma Tbk (Pharmaceuticals)	21,475,400	2,900

Malaysia—0.6%
Bumiputra Commerce Holdings Bhd (Banking)	4,412,100	7,133
Transmile Group Bhd (Airport development and maintenance)	796,300	2,774

		9,907

South Korea—2.5%
Kookmin Bank (Banking)	104,750	8,631
Korea Investment Holdings Co. Ltd. (Diversified financial services)	96,800	3,152
*NHN Corp. (Internet software and services)	32,940	11,424
Samsung Electronics Co. (Semiconductors)	18,710	11,875
Shinsegae Co. Ltd. (Discount retail)	13,110	6,563

		41,645

Taiwan—1.8%
High Tech Computer Corporation (Computers)	238,000	6,542
*Himax Technologies, Inc.—ADR (Computers)	386,000	2,208
Hon Hai Precision Industry (Computers)	1,972,589	12,179
Largan Precision Co. Ltd. (Photo equipment and supplies)	242,000	5,173
Mediatek Inc. (Semiconductors and equipment)	519,200	4,806

		30,908

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)
Asia—6.8%
Australia—3.2%
BHP Billiton Ltd. (Diversified resources)	934,100	$20,203
Macquarie Bank, Ltd. (Financial services)	309,400	15,838
Seek Ltd. (Internet advertising)	1,119,100	4,451
Sigma Company, Ltd. (Medical distributors)	1,989,873	3,845
United Group Ltd. (Building and construction)	176,000	1,884
WorleyParsons, Ltd. (Engineering)	465,300	6,957

		53,178

Hong Kong—1.7%
*China Insurance International (Insurance)	7,087,160	4,564
Esprit Holdings Ltd. (Apparel, footwear and retail)	1,251,000	10,225
Li & Fung Ltd. (Distribution)	6,675,800	13,530

		28,319

Singapore—1.9%
Capitaland, Ltd. (Real estate operations)	8,142,800	23,235
Goodpack Ltd. (Air freight and logistics)	2,168,000	2,238
Osim International Ltd. (Consumer sundries)	4,334,640	4,233
Raffles Education Corporation Ltd. (Schools)	1,157,000	1,776

		31,482

Emerging Latin America—5.7%
Brazil—1.9%
Companhia de Concessoes Rodoviarias (Public thoroughfares)	598,200	4,833
Cyrela Brazil Realty S.A. (Real estate operations/development)	234,100	3,891
Gol Linhas Aereas Int S.P—ADR (Air transport)	252,600	8,967
Localiza Rent a Car S.A. (Automobile rental)	142,400	2,696
Natura Cosmeticos S.A. (Cosmetics)	389,500	3,983
*Submarino S.A.(E-commerce)	198,300	3,983
*Totvs S.A. (Computer software)	178,500	2,657

		31,010

Chile—1.0%
Cencosud S.A.—ADR 144A (Retail stores)	253,200	9,289
S.A.C.I. Falabella (Department stores)	2,310,500	7,048

		16,337

Columbia—0.3%
Bancolombia S.A.—ADR (Banking)	210,500	5,073

Mexico—2.2%
America Movil S.A. (Communications)	6,393,400	10,683
Consorcio Ara Sa De Cv (Construction)	717,700	2,955
*Corporacion Geo Sa De Cv (Real estate)	947,900	3,141
*Desarrolladora Homex S.A.—ADR (Household durables)	103,900	3,409
Grupo Aeropuertario Del ADR (Airport development and maintenance)	81,900	2,608
*Urbi Desarrollos Urbanos S.A. (Household durables)	1,314,000	3,047

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.7%—(continued)
Mexico—(continued)
Walmart de Mexico (Retail trade)	3,844,800	$10,747

		36,590

Panama—0.3%
Copa Holdings S.A. Class “A” (Airlines)†	191,400	4,335

Canada—3.1%
Canadian National Railway Company (Railroads)	372,200	16,258
*Gildan Activewear, Inc. (Apparel and luxury goods)	119,100	5,632
Manulife Financial Corporation (Life/health insurance)	669,800	21,223
Ritchie Brothers Auctioneers, Inc. (Business services) †	90,700	4,823
Shoppers Drug Mart Corp. (Retail trade)	123,400	4,477

		52,413

Emerging Europe, Mid-East, Africa—1.8%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Television)†	55,400	3,501

Israel—0.6%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	294,400	9,300

Russia—0.3%
*CTC Media, Inc. (Television)†	243,102	4,439

South Africa—0.7%
Aspen Pharmacare (Pharmaceuticals)	444,200	2,257
*MTN Group Ltd. (Telecommunication services)	200,000	1,471
Naspers (Media)	233,700	3,972
Sasol ASA (Energy)	89,400	3,433
Truworths International Ltd. (Retail-apparel)	234,300	702

		11,835

Total Common Stock — 97.4% (cost $1,259,522)		1,623,951

Preferred Stocks
Brazil—1.1%
Banco Itau Holding (Banking)	251,700	7,304
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	584,400	11,616

		18,920

Total Preferred Stocks—1.1% (cost $9,992)		18,920

Investment in Affiliate
William Blair Ready Reserves Fund	3,385,737	3,386

Total Investment in Affiliate—0.2% (cost $3,386)		3,386

See accompanying Notes to Financial Statements.

8 Semi-Annual Report	June 30, 2006

Institutional International Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Short-Term Investments
American Express Demand Note, VRN 5.200% due 7/3/06	$11,718,000	$11,718
Prudential Funding Demand Note, VRN 5.055% due 7/3/06	12,106,000	12,106

Total Short-Term Investments—1.4% (cost $23,824)		23,824

Total Investments—100.1% (cost $1,296,724)		1,670,081

Liabilities, plus cash and other assets—(0.1)%		(2,846)

Net assets—100.0%		$1,667,235

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	23.8%
Consumer Discretionary	19.0%
Industrials	18.4%
Health Care	10.4%
Information Technology	10.1%
Consumer Staples	7.4%
Energy	7.0%
Materials	1.9%
Telecommunication Services	1.0%
Utilities	1.0%

100.0%

At June 30, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	26.4%
Japanese Yen	17.4%
British Pound Sterling	14.1%
Swiss Franc	8.1%
United States Dollar	5.0%
Hong Kong Dollar	4.9%
Indian Rupee	3.4%
Australian Dollar	3.2%
Canadian Dollar	2.9%
South Korean Won	2.5%
Brazilian Real	2.5%
Singapore Dollar	1.9%
Mexico Nuevo Peso	1.8%
Taiwan Dollar	1.7%
Swedish Krone	1.4%
All other currencies	2.8%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 9

W. George Greig

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Institutional International Equity Fund posted a 4.65% increase for the six months ended June 30, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 9.99%.

What were the most significant factors impacting international markets during the first six months of the year?

Following first quarter’s strong equity market, when international equities were up 9.76%, as reflected by the MSCI ACWI ex-US Index, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. As a result, investors significantly reduced risk positions and emerging markets, which were up approximately 12% in the first quarter, fell sharply beginning in May through mid-June, while developed small cap stocks, up 10.8% during the first quarter, fell significantly as well. In addition, commodities and energy stocks, which were the strongest sectors globally through April, declined.

The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts. In addition, the US remained the safe haven for investors as its equity and bond markets outperformed other regions of the world. The increased uncertainty surrounding monetary policy, inflationary pressures, rumored intervention by the Chinese government to slow investment and housing in certain parts of its market, record profits by corporations, significant outperformance of “riskier” assets, coupled with higher valuations and concerns about a slower growth environment, created the perfect storm for a liquidity driven market correction. However, within this environment, unit labor costs remained constrained as productivity enhancements offset higher wages, company fundamentals and earnings prospects remained strong, and managements continued to be focused on enhancing shareholder value. At the same time, emerging markets governments significantly improved monetary and fiscal policies and current account positions, and are now more immune to economic downdrafts such as those that occurred in 1997 and 1998.

Markets began to stabilize in mid June and rebounded sharply near the end of the quarter, however, as the severity and broadness of the equity market downdraft appeared overdone, and investors began to believe that central banks would in fact engineer a “soft landing” to a more sustainable growth environment. During the second quarter, the MSCI ACWI ex-US Index was up 0.21%, led by the UK and Pacific ex-Japan, while emerging markets fell 4.27% and developed small cap companies fell 3.41%, as measured by the MSCI World ex-US Small Cap Index. As a result, over the first six months of 2006, the MSCI ACWI ex-US Index returned 9.99%, led by Europe ex-UK and the UK, while Japan was the largest developed

10 Semi-Annual Report	June 30, 2006

markets detractor. Emerging markets and developed small cap returned just over 7% each. From a global sector perspective, Materials, Energy and Utilities were the strongest sectors with double digit returns year to date, while Information Technology (IT) and Telecommunication Services trailed.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund returned 4.65%, underperforming the MSCI ACWI ex-US Index year to date. While stock selection was strong across several regions and sectors during the first quarter, the Fund’s pro growth strategy as evidenced by higher weightings in Consumer Cyclical and IT holdings at the expense of Materials, Energy and Utilities was the primary detractor from results year to date. In addition, sector positioning in Japan was a drag on year to date performance, as the Fund’s focus on specialty retailing, asset management firms, and large financial institutions hurt performance as these areas underperformed the Japanese market as a whole. While there were no particular earnings disappointments in general regarding individual portfolio holdings, the specialty retailing and asset management firms suffered with the general decline in smaller capitalization stocks, coupled with investor concerns about ongoing consumer demand in Japan, while the large financial institutions were hurt by the prospects of an increasing interest rate environment. Offsetting these negative results on a year to date basis was the Fund’s Europe ex-UK and Latin America weightings at the expense of Developed Asia and Emerging Markets Europe, Mid-East and Africa (EMEA). In addition, Energy , IT and Utilities stock selection was strong. Energy stock selection was bolstered by stock selection in Continental Europe and the UK, coupled with a higher weighting in Latin America. Within IT the Fund’s weighting and stock selection in Continental Europe and Canada, as well as the higher weighting and stock selection in Emerging Asia added value during the first half of the year. The Fund’s only Utilities holding, E.ON, located in Germany, outperformed the Utilities sector as a whole.

What is your current strategy? How is the Fund positioned?

We have used the second quarter market activity to add to positions in strong companies with good fundamentals, which now have significantly more compelling valuations. As of quarter end, the Fund maintained its higher Consumer and Health Care weightings at the expense of Materials, Telecom Services, Energy and Utilities. At the margin, IT was decreased, while Industrials and Energy weightings were increased since year end. Financials, while the largest sector in the portfolio from an absolute perspective, approximated the Index weighting. From a regional perspective, the Fund maintained its underweighting in developed Asia and the UK and overweighting in Europe ex-UK versus the Index. These weightings are largely based upon the team’s bottom up, fundamental research efforts, which are also supported by the team’s top down view.

What is your outlook for the international markets?

The key cyclical drivers of the world economy are generally seen to be US household spending growth and China’s industrial and infrastructure investment boom. Both of these trends have been expected to decelerate for some time, but, ironically, a great deal of the increase in economic anxiety that unfolded in the first half of 2006 relates to the fact that both of the expected slowdowns have so far largely failed to materialize.

For the US consumer, the areas of concern are the sharp slowdown in housing activity and the negative fallout of house price weakness, and the hit to discretionary spending power from higher energy costs and interest payments. Coupled with the persistent upward pressure on reported inflation and its uncertain impact on monetary policy, these unknowns are increasingly tipping the odds in favor of a significant (1 percentage point or more) reduction in growth expectations for next year.

June 30, 2006	William Blair Funds 11

In China, the government has targeted a growth slowdown in selected industrial sectors as well as speculative segments of the housing market. But economists have very little confidence in the degree to which the government’s intentions can be translated into actual changes in growth expectations. Similarly, there is no consensus about the effect of a potential export slowdown on the overall economy. Although there are obviously a great number of unknowns in both the numbers and the mechanisms of growth in China, aggregate GDP growth often seems only mildly affected by local and sector-specific cycles, and we would not anticipate more than a moderate downshift back to trend growth.

Japan and Europe, on the other hand, have been seeing steady improvement in growth indicators and economic news flow. Will this quickening expansion be sustained in the face of deceleration in the US and China, as well as some early-stage monetary tightening? Our view is that the cycles in Japan and Europe remain at a relatively early stage, and that growth may be sustained by continued strength in global capital spending, improving employment prospects, high savings balances, and pent-up demand in both the corporate and household sectors.

In the context of this reasonably balanced but still somewhat slower growth scenario, the key policy and market risk issue will be the degree of persistence of rising inflation and the potential broadening of price inflation into more core spending-related measures. This aspect of inflation makes itself known as a severely lagging indicator, and presents the US in particular with the policy problem of whether to prioritize visible growth trends or price trends in setting monetary conditions. This dilemma may well get worse before being resolved in favor of ending the tightening cycle.

In the first half of 2006, valuation and risk issues topped the equity market agenda—concerns about relative risk appetite and relative levels of real rates. To a degree, as growth and inflation issues come to the fore, the market’s principal concern will shift toward the outlook for sales and earnings growth.

Global corporate profitability is at or near record levels, spurred on by the strong secular forces of improved corporate performance and strong labor productivity growth. But while these forces remain in place, there are signs that cyclical pressures may push cost growth ahead of revenue growth—at least in some sectors—regardless of whether the global cycle is stronger or weaker than consensus expectations.

Our view is that changes in relative earnings growth and growth expectations will be an important factor governing market and sector leadership over the next several quarters. At the same time, it is likely that trends in profitability in place for the last year or two may be disrupted by shifts in global demand and relative pricing patterns.

We will be focusing particularly for signs of (negative) change in the commodity and industrial sectors, for changes in margins within the highly diverse financial sector, and for indications of the sustainability of profit growth on a regional basis, particularly with respect to the strong growth advantage enjoyed by emerging markets in the last several years.

In the near term, though, the market’s view of these prospective growth issues will be set by high frequency economic releases and especially by any visible trends that emerge from second and third (calendar) quarter earnings reports. Investment strategy, like economic policy, is at least cyclically becoming more and more ‘data-dependent’.

12 Semi-Annual Report	June 30, 2006

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	Since Inception(a)
Institutional International Equity Fund	23.52%	15.84%
MSCI All Country World Ex-US Index	28.40	20.05
(a)	For the period from December 1, 2004 (Commencement of Operations) to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Equity Fund in terms of investment approach.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2006	William Blair Funds 13

Institutional International Equity Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—40.4%
Austria—1.3%
Erste Bank (Banking)	52,866	$2,972
Raiffeisen International Bank (Banking)	18,600	1,612

		4,584

France—9.9%
BNP Paribas (Banking)	61,360	5,867
Essilor International (Health care supplies)	36,900	3,711
Eurazeo (Diversified financial services)	15,015	1,486
Iliad S.A. (Internet software and services)	16,000	1,337
L’Oreal S.A. (Cosmetics)	111,600	10,535
LVMH Moet Hennessey Louis Vuitton S.A. (Luxury goods)	62,800	6,225
Technip-Coflexip S.A. (Construction)	44,500	2,452
Vinci S.A. (Construction)	37,700	3,877

		35,490

Germany—8.3%
Bijou Brigitte (Fashion jewelry accessories)	3,000	811
Celesio AG (Pharmaceuticals)	19,000	1,724
Continental AG (Diversified manufacturing)	33,870	3,456
E.ON AG (Energy)	50,900	5,851
*Qiagen, NV (Biomedical)	114,700	1,546
SAP AG (Software)	32,350	6,802
Siemens AG (Manufacturing)	96,300	8,365
Solarworld AG (Alternative energy sources)	16,000	1,002

		29,557

Greece—2.1%
Coca-Cola Hellenic Bottling S.A. (Beverages)	85,940	2,559
EFG Eurobank (Banking)	59,792	1,665
National Bank of Greece (Banking)	86,630	3,343

		7,567

Ireland—1.2%
Anglo Irish Bank plc (Finance)	220,200	3,431
IAWS Group plc (Food products)	50,000	884

		4,315

Italy—3.1%
Azimut Holding SpA (Investment management services)	71,900	749
Luxottica Group SpA (Apparel and luxury goods)	216,400	5,865
Saipem SpA (Energy equipment and services)	187,700	4,261

		10,875

Netherlands—0.4%
*Tomtom NV (Computer software)	38,400	1,492

Norway—1.0%
Statoil ASA (Oil and gas)	124,910	3,561

Spain—2.6.%
Grupo Ferrovial S.A. (Industrial services)	45,900	3,500
Industria De Textile (Retail trade)	137,900	5,814

		9,314

Issuer	Shares	Value

Common Stocks—Europe—40.4%—(continued)
Sweden—0.6%
*Capio AB (Health care)	45,360	$814
*Modern Times Group (Television)	41,200	1,153

		1,967

Switzerland—9.9%
*EFG International (Commercial banking)	59,600	1,653
Kuehne & Nagel International AG (Air freight and logistics)	41,500	3,027
Nobel Biocare Holding AG (Medical equipment and supplies)	6,700	1,588
Roche Holdings AG (Health care)	74,600	12,310
SGS S.A. (Industrials)	2,650	2,515
Synthes, Inc. (Health care)	41,100	4,949
UBS AG (Banking)	84,255	9,223

		35,265

Japan—15.1%
Aeon Credit Service Co., Ltd. (Consumer finance)	64,400	1,568
Aeon Mall Co., Ltd. (Real estate)	37,700	1,591
Chiyoda Corporation (Construction)	74,000	1,514
Denso Corporation (Auto parts manufacturing)	173,400	5,677
Honeys Co., Ltd. (Retail)	22,700	974
Hoya Corporation (Electronic technology)	89,700	3,193
*K.K. DaVinci Advisors (Consulting services)	1,060	1,049
Keyence Corporation (Electronic technology)	15,510	3,957
Komatsu Ltd. (Machinery)	376,000	7,482
MISUMI Group, Inc. (Metal production)	48,200	903
Mitsubishi Tokyo Financial (Financial services)	735	10,303
Nitto Denko Corporation (Electronic technology)	24,000	1,710
Orix Corporation (Consumer finance)	36,900	9,004
Point Inc. Ltd. (Apparel and footwear retail)	14,300	810
Ryohin Keikaku Co. Ltd. (Retail stores)	13,900	1,143
Yamada Denki Co., Ltd. (Retail trade)	27,600	2,812

		53,690

United Kingdom—13.8%
BG Group plc (Industrial services)	796,700	10,634
*Cairn Energy plc (Petroleum refining)	62,300	2,523
Carphone Warehouse Group plc (Consumer electronics)	285,500	1,672
*CSR plc (Electronic technology)	70,100	1,630
HBOS plc (Commercial banking)	479,600	8,323
Northern Rock plc (Commercial banking)	217,900	4,029
Reckitt Benckiser plc (Household products)	201,400	7,515
Rolls-Royce Group plc (Aerospace)	880,800	6,737
Rotork plc (Control instruments)	79,300	1,005
Standard Chartered plc (Banking)	165,900	4,048
Tullow Oil plc (Oil, gas drilling, and exploration)	140,800	993

		49,109

See accompanying Notes to Financial Statements.

14 Semi-Annual Report	June 30, 2006

Institutional International Equity Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—6.6%
China—1.4%
China Life Insurance Co. (Life/Health insurance)	1,871,000	$2,964
*Focus Media Holding Ltd.—ADR (Advertising)	19,500	1,270
Hopson Development Holding Ltd. (Real estate operations/development)	336,000	696

		4,930

India—3.4%
Bharat Heavy Electricals Ltd. (Supply equipment)	54,800	2,326
*Bharti Airtel Limited (Wireless telecommunication services)	208,331	1,677
HDFC Bank (Banking)	113,310	1,963
Infosys Technologies Ltd. (Consulting software and services)	44,600	2,984
Suzlon Energy Ltd. (Power conversion equipment)	43,300	987
Vedanta Resources Plc (Mining)	94,200	2,389

		12,326

Indonesia—0.3%
PT Bank Rakyat Indonesia (Banking)	2,460,000	1,091

Taiwan—1.5%
High Tech Computer Corp. (Computers)	71,000	1,951
*Himax Technologies, Inc.—ADR (Computers)	101,400	580
Hon Hai Precision Industry (Computers)	438,234	2,706

		5,237

Canada—4.8%
Cameco Corporation (Metals)	84,300	3,358
Canadian National Railway Co. (Railroads)	77,600	3,390
Manulife Financial Corporation (Life and health insurance)	174,900	5,542
Shoppers Drug Mart Corporation (Retail trade)	37,500	1,360
Suncor Energy, Inc. (Oil, gas drilling and exploration)	43,800	3,545

		17,195

Asia—4.2%
Australia—1.2%
Macquarie Bank Ltd. (Financial services)	86,600	4,433

Hong Kong—1.5%
Esprit Holdings Ltd. (Apparel, footwear and retail)	226,000	1,847
Li & Fung Ltd. (Distribution)	1,667,100	3,379

		5,226

Singapore—1.5%
Capitaland, Ltd. (Real estate operations)	1,903,900	5,433

Emerging Latin America—3.8%
Brazil—1.1%
Companhia de Concessoes Rodoviarias (Public thoroughfares)	126,400	1,021

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—3.8%—(continued)
Brazil—(continued)
Gol-Linhas Aereas Inteligentes S.A.—ADR (Airlines)	43,000	$1,526
Localiza Rent a Car S.A. (Automobile rental)	27,500	521
Natura Cosmeticos S.A. (Cosmetics)	73,500	752

		3,820

Columbia—0.3%
Bancolumbia S.A.—ADR (Banking)	39,100	942

Mexico—2.4%
America Movil S.A. (Communications)	2,568,900	4,292
Walmart de Mexico (Retail trade)	1,576,400	4,406

		8,698

Emerging Europe, Mid-East, Africa—1.7%
Israel—0.9%
Teva Pharmaceutical Industries Ltd.—ADR (Health care)	104,800	3,311

South Africa—0.8%
MTN Group Limited (Wireless telecommunications)	78,300	576
Naspers Ltd. (Media)	36,590	622
Sasol ASA (Energy)	35,000	1,344

		2,542

Total Common Stock—90.4% (cost $293,617)		321,970

Preferred Stocks
Brazil—1.5%
Banco Itau S.A. (Banking)	75,400	2,188
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	166,600	3,311

		5,499

Total Preferred Stocks—1.5% (cost $4,449)		5,499

Investment in Affiliate
William Blair Ready Reserves Fund	1,370,534	1,371

Total Investment in Affiliate—0.4% (cost $1,371)		1,371

Short-Term Investments
American Express Demand Note, VRN, 5.200%, due 7/03/06	$9,155,000	9,155
Prudential Funding Demand Note, VRN, 5.055%, due 7/03/06	10,754,000	10,754

Total Short-Term Investments—5.6% (cost $19,909)		19,909

Total Investments—97.9% (cost $319,346)		348,749
Cash plus other assets, less liabilities—2.1%		7,602

Net assets—100.0%		$356,351

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 15

Institutional International Equity Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

* Non-income producing securities

ADR = American Depository Receipt

VRN = Variable Rate Note

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	29.6%
Industrials and Services	14.9%
Consumer Discretionary	13.3%
Energy	11.0%
Healthcare	9.2%
Consumer Staples	8.5%
Information Technology	8.4%
Telecommunication Services	2.0%
Utilities	1.8%
Materials	1.3%

100.0%

At June 30, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	31.5%
Japanese Yen	16.4%
British Pound Sterling	15.7%
Swiss Franc	10.8%
Canadian Dollar	5.3%
Indian Rupee	3.0%
Hong Kong Dollar	2.7%
Mexico Nuevo Peso	2.7%
Brazilian Real	2.4%
United States Dollar	2.3%
Singapore Dollar	1.7%
Taiwan Dollar	1.4%
Australian Dollar	1.3%
Norwegian Krone	1.1%
All other currencies	1.7%

100.0%

See accompanying Notes to Financial Statements.

16 Semi-Annual Report June 30, 2006	--

Jeffery A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund posted an 8.78% increase (Institutional Class Shares) for the six months ended June 30, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Small Cap ex-U.S. Index gained 7.06%.

What were the most significant factors impacting international markets during the first six months of the year?

Following first quarter’s strong equity market, when international equities were up 9.76%, as reflected by the Morgan Stanley (MSCI) All Country World ex-US (ACWI) Index, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. As a result, investors significantly reduced risk positions and emerging markets, which were up approximately 12% in the first quarter, fell sharply beginning in May through mid-June, while developed small cap stocks, up 10.8% during the first quarter, fell significantly as well. In addition, commodities and energy stocks, which were the strongest sectors globally through April, declined.

The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts. In addition, the US remained the safe haven for investors as its equity and bond markets outperformed other regions of the world. The increased uncertainty surrounding monetary policy, inflationary pressures, rumored intervention by the Chinese government to slow investment and housing in certain parts of its market, record profits by corporations, significant outperformance of “riskier” assets, coupled with higher valuations and concerns about a slower growth environment, created the perfect storm for a liquidity driven market correction. However, within this environment, unit labor costs remained constrained as productivity enhancements offset higher wages, company fundamentals and earnings prospects remained strong, and managements continued to be focused on enhancing shareholder value. At the same time, emerging markets governments significantly improved monetary and fiscal policies and current account positions, and are now more immune to economic downdrafts such as those that occurred in 1997 and 1998.

Markets began to stabilize in mid June and rebounded sharply near the end of the quarter, however, as the severity and broadness of the equity market downdraft appeared overdone, and investors began to believe that central banks would in fact engineer a “soft landing” to a more sustainable growth environment. During the second quarter, the MSCI ACWI ex-US Index was up 0.21%, led by the UK and Pacific ex-Japan, while emerging markets fell 4.27% and developed small cap companies fell 3.41%, as measured by the MSCI World ex-US Small Cap Index. As a result, over the first six months of 2006, the MSCI ACWI ex-US Index returned 9.99%, led by Europe ex-UK and the UK, while Japan was the largest developed

June 30, 2006	William Blair Funds 17

markets detractor. Emerging markets and developed small cap returned just over 7% each. From a global sector perspective, Materials, Energy and Utilities were the strongest sectors with double digit returns year to date, while Information Technology (IT) and Telecommunication Services trailed.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund returned 8.78% (Institutional Class Shares), outpacing the MSCI World ex-US Small Cap Index year to date, due to strong relative performance during the first quarter, which was somewhat mitigated by second quarter performance. Stock selection across most sectors augmented results year to date, in particular in Consumer and IT. Within Consumer, Pacific Free ex-Japan , UK and Emerging Markets stock selection added value, while UK and Emerging Asia stock selection augmented IT results. The Fund’s focus on Europe ex-UK, Emerging Asia and Emerging Markets Europe, Mid-East and Africa (EMEA). at the expense of Japan was also additive to results. Conversely, sector positioning was a drag on results year to date, as the Fund’s focus on Consumer Cyclicals at the expense of Materials hurt performance. In addition, sector positioning in Japan was a drag on year to date performance, as the Fund’s focus on specialty retailing, and small capitalization asset management firms hurt performance as these areas underperformed the Japanese market as a whole. While there were no earnings disappointments in general regarding individual portfolio holdings, the specialty retailing and asset management firms suffered with the general decline in smaller capitalization stocks, coupled with investor concerns about ongoing consumer demand in Japan and the prospects of an increasing interest rate environment.

What is your current strategy? How is the Fund positioned?

We have used the second quarter market activity to add to positions in strong companies with good fundamentals, which now have significantly more compelling valuations. As of quarter end, the Fund maintained its higher Consumer, Industrials and Health Care weightings at the expense of Materials, Telecom Services, Energy, IT and Utilities. From a regional perspective, the Fund maintained its underweighting in developed Asia and the UK and overweighting in Europe ex-UK versus the Index. In addition, emerging markets were decreased during the first quarter on valuation by nearly 8% and then increased on weakness by approximately 8% during the second quarter, focused largely on Emerging Asia. These weightings are largely based upon the team’s bottom up, fundamental research efforts, which are also supported by the team’s top down view.

What is your outlook for the international markets?

The key cyclical drivers of the world economy are generally seen to be US household spending growth and China’s industrial and infrastructure investment boom. Both of these trends have been expected to decelerate for some time, but, ironically, a great deal of the increase in economic anxiety that unfolded in the first half of 2006 relates to the fact that both of the expected slowdowns have so far largely failed to materialize.

For the US consumer, the areas of concern are the sharp slowdown in housing activity and the negative fallout of house price weakness, and the hit to discretionary spending power from higher energy costs and interest payments. Coupled with the persistent upward pressure on reported inflation and its uncertain impact on monetary policy, these unknowns are increasingly tipping the odds in favor of a significant (1 percentage point or more) reduction in growth expectations for next year.

In China, the government has targeted a growth slowdown in selected industrial sectors as well as speculative segments of the housing market. But economists have very little confidence in the degree to which the government’s intentions can be translated into actual

18 Semi-Annual Report	June 30, 2006

changes in growth expectations. Similarly, there is no consensus about the effect of a potential export slowdown on the overall economy. Although there are obviously a great number of unknowns in both the numbers and the mechanisms of growth in China, aggregate GDP growth often seems only mildly affected by local and sector-specific cycles, and we would not anticipate more than a moderate downshift back to trend growth.

Japan and Europe, on the other hand, have been seeing steady improvement in growth indicators and economic news flow. Will this quickening expansion be sustained in the face of deceleration in the US and China, as well as some early-stage monetary tightening? Our view is that the cycles in Japan and Europe remain at a relatively early stage, and that growth may be sustained by continued strength in global capital spending, improving employment prospects, high savings balances, and pent-up demand in both the corporate and household sectors.

In the context of this reasonably balanced but still somewhat slower growth scenario, the key policy and market risk issue will be the degree of persistence of rising inflation and the potential broadening of price inflation into more core spending-related measures. This aspect of inflation makes itself known as a severely lagging indicator, and presents the US in particular with the policy problem of whether to prioritize visible growth trends or price trends in setting monetary conditions. This dilemma may well get worse before being resolved in favor of ending the tightening cycle.

In the first half of 2006, valuation and risk issues topped the equity market agenda—concerns about relative risk appetite and relative levels of real rates. To a degree, as growth and inflation issues come to the fore, the market’s principal concern will shift toward the outlook for sales and earnings growth.

Global corporate profitability is at or near record levels, spurred on by the strong secular forces of improved corporate performance and strong labor productivity growth. But while these forces remain in place, there are signs that cyclical pressures may push cost growth ahead of revenue growth—at least in some sectors—regardless of whether the global cycle is stronger or weaker than consensus expectations.

Our view is that changes in relative earnings growth and growth expectations will be an important factor governing market and sector leadership over the next several quarters. At the same time, it is likely that trends in profitability in place for the last year or two may be disrupted by shifts in global demand and relative pricing patterns.

We will be focusing particularly for signs of (negative) change in the commodity and industrial sectors, for changes in margins within the highly diverse financial sector, and for indications of the sustainability of profit growth on a regional basis, particularly with respect to the strong growth advantage enjoyed by emerging markets in the last several years.

In the near term, though, the market’s view of these prospective growth issues will be set by high frequency economic releases and especially by any visible trends that emerge from second and third (calendar) quarter earnings reports. Investment strategy, like economic policy, is at least cyclically becoming more and more ‘data-dependent’.

June 30, 2006	William Blair Funds 19

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

Since Inception(a)
International Small Cap Growth Fund Institutional Class	21.42%
MSCI WLD EX-US Small Cap Index	18.49
(a)	For the period from November 1, 2005 (Commencement of Operations) to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-US Small Cap Index is an unmanaged index that is designated to measure equity performance of small cap stocks in developed and emerging markets.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

20 Semi-Annual Report	June 30, 2006

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Europe—30.8%
France—2.9%
April Group S.A. (Insurance brokers)	43,600	$2,350
*Orpea (Hospital and nursing management)	16,800	1,159

		3,509

Germany—8.9%
Bijou Brigitte (Fashion jewelry accessories)	4,500	1,216
CTS Eventim (Leisure and recreation products)	39,500	1,212
GFK AG (Commercial services)	21,400	779
*Q-Cells AG (Alternative energy sources)	23,200	1,941
*Qiagen NV (Biomedical)	132,400	1,785
Rational AG (Business equipment)	3,500	572
Solarworld AG (Alternative energy sources)	26,300	1,647
Stada Arzneimittel AG (Pharmaceuticals)	43,700	1,742

		10,894

Ireland—5.2%
IAWS Group plc (Food distribution)	99,400	1,756
Kingspan Group plc (Construction)	174,400	3,046
United Drug plc (Pharmaceuticals)	383,400	1,642

		6,444

Italy—4.9%
Amplifon SpA (Retail)	132,300	1,125
Azimut Holdings SpA (Investment management services)	112,000	1,166
Credito Emiliano SpA (Banking)	97,200	1,198
Pirelli & C Real Estate SpA (Real estate development)	9,400	631
Tod’s SpA (Footwear apparel)	25,300	1,895

		6,015

Luxembourg—1.0%
*Transcom Worldwide S.A. (E-services and consulting)	109,200	1,206

Sweden—5.5%
*Capio AB (Health care)	97,240	1,745
HIQ International AB (Computer services)	116,000	631
*Modern Times Group (Television)	107,800	3,268
*Tradedoubler AB (E-services and consulting)	61,700	1,127

		6,771

Switzerland—2.4%
*EFG International (Banking)	62,750	1,740
Phonak Holdings AG (Hearing technology)	18,900	1,181

		2,921

Japan—24.0%
Aeon Credit Service Co., Ltd. (Consumer finance)	112,300	2,735
Aeon Mall Co., Ltd. (Real estate)	53,000	2,237
Chiyoda Corp. (Construction)	92,000	1,882
Honeys Company, Ltd. (Luxury goods)	25,800	1,107
ITO EN, Ltd. (Beverages)	34,500	1,261
Joint Corporation (Real estate operations/development)	65,100	2,124
*K.K. DaVinci Advisors (Consulting services)	2,230	2,208
MISUMI Group, Inc. (Metal production)	90,000	1,686
Nakanishi Inc. (Medical specialties)	15,900	1,494
Nitori Company Ltd. (Specialty stores)	35,000	1,703

Issuer	Shares	Value

Common Stocks—Japan—24.0%—(continued)
Park 24 Co., Ltd. (Commercial services)	36,000	$1,063
Point Inc. Ltd. (Apparel and footwear retail)	19,500	1,104
Ryohin Keikaku Co. Ltd. (Retail stores)	28,200	2,319
Shimamura Company Ltd. (Retail stores)	15,500	1,701
Sparx Asset Management Co. Ltd. (Financial)	2,890	3,042
Suruga Bank (Banking)	133,000	1,801

		29,467

United Kingdom—12.3%
Accident Exchange Group plc (Auto rental)	96,400	623
*Ceres Power Holdings plc (Alternative energy sources)	226,000	991
*CSR plc (Electronic technology)	93,100	2,165
Homeserve plc (Extended service contracts)	59,500	1,704
Mears Group plc (Building maintenace and services)	216,250	1,085
Michael Page International (Personnel services)	397,400	2,573
Rotork plc (Control insturments)	91,100	1,154
Serco Group plc (Consulting services)	403,200	2,383
Ultra Electronic Holdings plc (Electronic products)	64,300	1,150
VT Group plc (Shipbuilding)	143,000	1,286

		15,114

Emerging Asia—11.3%
China—5.6%
*Ctrip.com International, Ltd.—ADR (E-commerce/services)	36,700	1,874
*Focus Media Holdings—ADR (Advertising sales)	28,100	1,831
Li Ning Co. Ltd. (Leisure equipment and products)	1,268,873	1,244
Ports Design Limited (Apparel and luxury goods)	355,000	572
*Suntech Power Holdings Co. Ltd—ADR (Alternative energy sources)	46,900	1,325

		6,846

India—2.3%
Bharat Forge Ltd. (Metal processors)	252,300	1,723
*Inox Leisure, Ltd. (Movie theaters)	226,400	621
Pantaloon Retail India, Ltd. (Department stores)	15,700	461

		2,805

Malaysia—0.4%
Transmile Group Bhd (Airport development and maintenance)	143,200	499

Taiwan—2.0%
Largan Precision Company, Ltd. (Photo equipment and supplies)	114,000	2,437

South Korea—1.0%
Hana Tour Service Inc. (Travel services)	16,400	1,237

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 21

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.9%
Brazil—4.0%
Cyrela Brazil Realty S.A. (Real estate operations/development)	79,500	$1,321
*Submarino S.A.(E-commerce)	96,100	1,930
*Totvs S.A. (Computer software)	109,700	1,633

		4,884

Chile—1.0%
Cencosud S.A.—ADR 144A (Retail stores)	32,900	1,207

Mexico—0.9%
*Urbi Desarrollos Urbanos S.A. (Household durables)	490,200	1,137

Asia—5.3%
Australia—3.0%
Seek Limited (Internet advertising)	512,300	2,037
Sigma Company, Ltd. (Medical distributors)	67,700	131
United Group, Ltd. (Building and construction)	27,600	296
WorleyParsons, Ltd. (Engineering)	80,800	1,208

		3,672

Singapore—2.3%
Goodpack Ltd. (Air freight and logistics)	884,000	912
Osim International Ltd. (Consumer sundries)	1,141,400	1,115
Raffles Education Corp. Ltd. (Schools)	558,000	857

		2,884

Emerging Europe, Mid-East, Africa—2.9%
Czech Republic—1.0%
*Central European Media Enterprises Ltd., Class “A” (Television)†	19,900	1,257

Russia—1.0%
*CTC Media, Inc. (Television)†	68,438	1,249

South Africa—0.9%
Aspen Pharmacare (Pharmaceuticals)	206,500	1,049

Issuer	Shares or Principal Amount	Value

Common Stocks—Canada—1.5%
*Gildan Activewear, Inc. (Apparel and luxury goods)	28,100	$1,329
Ritchie Brothers Auctioneers, Inc. (Business services)†	10,600	564

		1,893

Total Common Stock—94.0% (cost $109,778)		115,397

Investment in Affiliate
William Blair Ready Reserves Fund	221,938	222

Total Investment in Affiliate—0.2% (cost $222)		222

Short-Term Investments
American Express Demand Note, VRN 5.200% due 7/3/06	$540,000	540
Prudential Funding Demand Note, VRN 5.055% due 7/3/06	301,000	301

Total Short-Term Investments—0.7% (cost $841)		841

Total Investments—94.9% (cost $110,841)		116,460
Cash and other assets, less liabilities—5.1%		6,245

Net assets—100.0%		$122,705

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.

22 Semi-Annual Report	June 30, 2006

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

At June 30, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	38.8%
Industrials and Services	24.8%
Financials	16.6%
Healthcare	11.3%
Information Technology	4.8%
Consumer Staples	2.6%
Energy	1.1%

100.0%

At June 30, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

Japanese Yen	25.5%
Euro	23.3%
British Pound Sterling	13.1%
United States Dollar	8.1%
Swedish Krona	6.9%
Brazilian Real	4.2%
Australian Dollar	3.2%
Swiss Franc	2.5%
Singapore Dollar	2.5%
Indian Rupee	2.4%
New Taiwan Dollar	2.1%
Hong Kong Dollar	1.6%
Canadian Dollar	1.2%
South Korean Won	1.1%
All other currencies	2.3%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 23

W. George Greig

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund posted a 6.13% increase (Institutional Class Shares) for the six months ended June 30, 2006. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, gained 7.33%.

What were the most significant factors impacting international markets during the first six months of the year?

Following first quarter’s strong equity market, when international equities were up 9.76%, as reflected by the Morgan Stanley Capital International (MSCI) all Country World (ACWI) ex-US Index, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. As a result, investors significantly reduced risk positions and emerging markets, which were up approximately 12% in the first quarter, fell sharply beginning in May through mid-June, while developed small cap stocks, up 10.8% during the first quarter, fell significantly as well. In addition, commodities and energy stocks, which were the strongest sectors globally through April, declined.

The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts. In addition, the US remained the safe haven for investors as its equity and bond markets outperformed other regions of the world. The increased uncertainty surrounding monetary policy, inflationary pressures, rumored intervention by the Chinese government to slow investment and housing in certain parts of its market, record profits by corporations, significant outperformance of “riskier” assets, coupled with higher valuations and concerns about a slower growth environment, created the perfect storm for a liquidity driven market correction. However, within this environment, unit labor costs remained constrained as productivity enhancements offset higher wages, company fundamentals and earnings prospects remained strong, and managements continued to be focused on enhancing shareholder value. At the same time, emerging markets governments significantly improved monetary and fiscal policies and current account positions, and are now more immune to economic downdrafts such as those that occurred in 1997 and 1998.

Markets began to stabilize in mid June and rebounded sharply near the end of the quarter, however, as the severity and broadness of the equity market downdraft appeared overdone, and investors began to believe that central banks would in fact engineer a “soft landing” to a more sustainable growth environment. During the second quarter, the MSCI ACWI ex-US Index was up 0.21%, led by the UK, Australia and Hong Kong, while emerging markets fell 4.27% and developed small cap companies fell 3.41%, as measured by the MSCI World ex-US Small Cap Index. Within emerging markets, Emerging Markets Europe, Mid-East and Africa (EMEA) was the weakest performer, due to Turkey and South Africa and concerns about their current account deficits, while Emerging Asia was the strongest. As a result, over

24 Semi-Annual Report	June 30, 2006

the first six months of 2006, the MSCI ACWI ex-US Index returned 9.99%, led by Europe ex-UK and the UK, while Japan was the largest developed markets detractor. Emerging markets and developed small cap returned just over 7% each. From a global sector perspective, Materials, Energy and Utilities were the strongest sectors with double digit returns year to date, while Information Technology (IT) and Telecommunication Services trailed.

What factors were behind the Fund’s performance versus the benchmark?

Within this environment, the Fund returned 6.13% (Institutional Share Class), trailing the MSCI Emerging Markets Index year to date, due to underperformance during the second quarter, which more than offset first quarter 2006 outperformance. Lagging performance was due largely to the portfolio’s emphasis on a pro growth strategy, as evidenced by the portfolio’s higher weightings in Consumer Cyclicals at the expense of Materials, Energy and Utilities. In particular, the Fund underperformed during April due to its lack of Materials exposure and underweighted Energy holdings versus the Index, as commodities prices soared. The Fund’s pro growth sector positioning was also negative in the significant risk aversion environment during the remainder of the second quarter, favoring the more defensive sectors, as well as, the most defensive stocks within sectors. Mitigating this factor was the Fund’s higher weighting in Latin America at the expense of EMEA was also positive during the six month period, as Latin America was the strongest performing region and EMEA trailed. Moreover stock selection across most sectors was strong. In Energy, the Fund’s stock selection in EMEA was strong, while Materials benefited from Emerging Asia exposures. The Fund also benefited from higher weightings in and stock selection in Emerging Asia and Latin America.

What is your current strategy? How is the Fund positioned?

We have used the second quarter market activity to add to positions in strong companies with good fundamentals, which now have significantly more compelling valuations. As of quarter end, the portfolio maintained its higher Consumer and Industrials weightings at the expense of Materials, Telecom Services, Energy, and Utilities. From a regional perspective, the portfolio’s weighting in EMEA was reduced, on sales from South Africa in particular in favor of Emerging Asian companies, which now approximate the weighting of the Index. These weightings are largely based upon the team’s bottom up, fundamental research efforts, which are also supported by the team’s top down view.

What is your outlook for the international markets?

The key cyclical drivers of the world economy are generally seen to be US household spending growth and China’s industrial and infrastructure investment boom. Both of these trends have been expected to decelerate for some time, but, ironically, a great deal of the increase in economic anxiety that unfolded in the first half of 2006 relates to the fact that both of the expected slowdowns have so far largely failed to materialize.

For the US consumer, the areas of concern are the sharp slowdown in housing activity and the negative fallout of house price weakness, and the hit to discretionary spending power from higher energy costs and interest payments. Coupled with the persistent upward pressure on reported inflation and its uncertain impact on monetary policy, these unknowns are increasingly tipping the odds in favor of a significant (1 percentage point or more) reduction in growth expectations for next year.

In China, the government has targeted a growth slowdown in selected industrial sectors as well as speculative segments of the housing market. But economists have very little confidence in the degree to which the government’s intentions can be translated into actual changes in growth expectations. Similarly, there is no consensus about the effect of a potential export slowdown on the overall economy. Although there are obviously a great number of unknowns in both the numbers and the mechanisms of growth in China, aggregate

June 30, 2006	William Blair Funds 25

GDP growth often seems only mildly affected by local and sector-specific cycles, and we would not anticipate more than a moderate downshift back to trend growth.

Japan and Europe, on the other hand, have been seeing steady improvement in growth indicators and economic news flow. Will this quickening expansion be sustained in the face of deceleration in the US and China, as well as some early-stage monetary tightening? Our view is that the cycles in Japan and Europe remain at a relatively early stage, and that growth may be sustained by continued strength in global capital spending, improving employment prospects, high savings balances, and pent-up demand in both the corporate and household sectors.

In the context of this reasonably balanced but still somewhat slower growth scenario, the key policy and market risk issue will be the degree of persistence of rising inflation and the potential broadening of price inflation into more core spending-related measures. This aspect of inflation makes itself known as a severely lagging indicator, and presents the US in particular with the policy problem of whether to prioritize visible growth trends or price trends in setting monetary conditions. This dilemma may well get worse before being resolved in favor of ending the tightening cycle.

In the first half of 2006, valuation and risk issues topped the equity market agenda—concerns about relative risk appetite and relative levels of real rates. To a degree, as growth and inflation issues come to the fore, the market’s principal concern will shift toward the outlook for sales and earnings growth.

Global corporate profitability is at or near record levels, spurred on by the strong secular forces of improved corporate performance and strong labor productivity growth. But while these forces remain in place, there are signs that cyclical pressures may push cost growth ahead of revenue growth—at least in some sectors—regardless of whether the global cycle is stronger or weaker than consensus expectations.

Our view is that changes in relative earnings growth and growth expectations will be an important factor governing market and sector leadership over the next several quarters. At the same time, it is likely that trends in profitability in place for the last year or two may be disrupted by shifts in global demand and relative pricing patterns.

We will be focusing particularly for signs of (negative) change in the commodity and industrial sectors, for changes in margins within the highly diverse financial sector, and for indications of the sustainability of profit growth on a regional basis, particularly with respect to the strong growth advantage enjoyed by emerging markets in the last several years.

In the near term, though, the market’s view of these prospective growth issues will be set by high frequency economic releases and especially by any visible trends that emerge from second and third (calendar) quarter earnings reports. Investment strategy, like economic policy, is at least cyclically becoming more and more ‘data-dependent’.

26 Semi-Annual Report	June 30, 2006

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 6/30/2006

	1 Year	Since Inception(a)
Emerging Markets Growth Fund Institutional Class	47.59%	47.34%
MSCI Emerging Markets Index	35.91	35.68
(a)	For the period from June 6, 2005 (Commencement of Operations) to June 30, 2006.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an index that is designated to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on June 30, 2006. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

June 30, 2006	William Blair Funds 27

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Asia—53.4%
China—16.6%
China Life Insurance Co. (Life/Health Insurance)	8,430,100	$13,354
China Mengniu Dairy Co. Ltd. (Food products)	5,340,000	6,704
China Vanke Company Ltd. (Real estate operations/development)	4,816,625	4,088
*Ctrip.com International Ltd.—ADR (E-commerce/services)	86,500	4,416
*Focus Media Holding Ltd.—ADR (Advertising sales)	66,800	4,353
*Foxconn International (Manufacturing services)	4,996,000	10,706
Fu Ji Food and Catering Services Holdings Ltd (Hotels, restaurants, and leisure)	1,243,000	2,054
Hopson Development Holdings Ltd. (Real estate operations/development)	930,000	1,926
Lee and Man Paper Manufacturing Ltd. (Paper and related products)	4,090,000	5,987
Li Ning Co. Ltd (Leisure equipment and products)	4,800,000	4,707
Parkson Retail Group Ltd. (Retail stores)	1,467,900	4,181
Ports Design Ltd. (Apparel and luxury goods)	1,367,000	2,204
*Suntech Power Holdings Co. Ltd—ADR (Alternate energy sources)	175,100	4,947
Wumart Stores, Inc., Class “H” (Retail stores)	2,005,000	6,918

		76,545

India—18.5%
Bharat Forge Ltd. (Metal processors)	1,245,300	8,506
Bharat Heavy Electricals, Ltd. (Power conversion equipment)	313,100	13,291
*Bharti Airtel Ltd. (Wireless telecommunication services)	1,359,200	10,943
Dabur India Ltd. (Cosmetics and toiletries)	729,000	2,257
HDFC Bank (Banking)	132,000	2,287
Hindustan Lever Ltd. (Soap and cleaning preparation)	120,900	601
Housing Development Finance Corp. (Financial services)	81,700	2,028
Infosys Technologies, Ltd. (Consulting and software services)	200,900	13,442
*Inox Leisure Ltd. (Movie theaters)	800,300	2,195
Maruti Udyog Ltd. (Automobiles)	411,400	7,126
Pantaloon Retail India Ltd. (Department stores)	61,300	1,801
*Shopper’s Stop Ltd. (Retail stores)	175,545	1,883
Suzlon Energy Ltd. (Power conversion equipment)	232,000	5,285
Vedanta Resources Plc (Mining)	542,400	13,756

		85,401

Indonesia—1.4%
PT Bank Rakyat Indonesia (Banking)	10,083,500	4,471
PT Kalbe Farma Tbk (Pharmaceuticals)	14,837,000	2,003

		6,474

Issuer	Shares	Value

Common Stocks—Emerging Asia—53.4%—(continued)
Malaysia—1.8%
Bumiputra Commerce Holding Bhd (Banking)	2,562,200	$4,142
Transmile Group Bhd (Airport development and maintenance)	1,189,700	4,145

		8,287

South Korea—6.3%
Hana Tour Service (Travel service)	61,200	4,618
Kookmin Bank (Banking)	52,800	4,350
Korea Investment Holdings Co. Ltd. (Diversified financial services)	49,300	1,605
*NHN Corporation (Internet software and services)	13,500	4,682
Samsung Electronics Co. (Semiconductors)	7,100	4,506
Shinsegae Co. Ltd. (Discount retail)	18,300	9,162

		28,923

Taiwan—8.8%
High Tech Computer Corporation (Computers)	294,000	8,081
Hon Hai Precision Industry (Computers)	1,984,107	12,250
*Himax Technologies, Inc.—ADR (Semiconductors)	1,174,400	6,718
Largan Precision Co. Ltd. (Photo equipment and supplies)	439,000	9,384
Mediatek Inc. (Semiconductors and equipment)	466,400	4,317

		40,750

Emerging Europe, Mid-East, Africa—13.9%
Czech Republic—1.1%
*Central European Media Enterprises Ltd., Class “A” (Television)+	77,100	4,872

Israel—0.7%
Teva Pharmaceutical Industries, Ltd.—ADR (Pharmaceuticals)	108,000	3,412

Russia—4.3%
*CTC Media, Inc. (Television)	261,145	4,768
*Novatek OAO—GDR 144A (Oil, gas drilling, and exploration)	335,500	14,762

		19,530

South Africa—6.8%
Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	788,600	4,007
BHP Billiton Plc (Diversified minerals)	472,600	9,135
MTN Group Ltd. (Telecommunication services)	524,900	3,861
Naspers Ltd. (Media)	244,890	4,162
Sasol Ltd. (Oil company)	246,100	9,449
Truworths International Ltd. (Retail-apparel)	276,700	829

		31,443

Turkey—1.0%
*Bim Birlesik Magazalar A.S. (Retail stores)	161,600	4,723

See accompanying Notes to Financial Statements.

28 Semi-Annual Report	June 30, 2006

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2006 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—24.1%
Brazil—9.0%
Companhia de Concessoes Rodoviarias (Public thoroughfares)	252,700	$2,042
Cyrela Brazil Realty S.A. (Real estate operations/development)	544,700	9,054
*Diagnosticos da America S.A. (Health care services)	102,300	1,969
Gol Linhas Aereas Int S.P—ADR (Air transport)	138,400	4,913
Localiza Rent a Car S.A. (Automobile rental)	401,600	7,602
Lojas Renner S.A. (Retail-apparel)	46,600	2,474
Natura Cosmeticos S.A. (Cosmetics)	430,400	4,402
*Submarino S.A. (Internet and catalog retail)	239,400	4,808
*Totvs S.A. (Computer software)	279,800	4,165

		41,429

Chile—4.9%
Cencosud S.A.—ADR 144A (Retail stores)	317,800	11,659
S.A.C.I. Falabella S.A. (Retail stores)	3,616,100	11,031

		22,690

Columbia—1.0%
Bancolombia S.A.—ADR (Banking)	189,200	4,559

Mexico—8.3%
America Movil S.A. (Communications)	5,862,800	9,796
*Corporacion Geo Sa De Cv (Real estate)	1,470,000	4,871
Grupo Aeropuertario Del ADR (Airport development and maintenance)	141,700	4,513
*Urbi Desarrollos Urbanos S.A. (Household durables)	1,903,300	4,414
Walmart de Mexico (Retail trade)	5,276,300	14,748

		38,342

Panama—0.9%
Copa Holdings S.A., Class “A” (Airlines)+	178,800	4,050

Total Common Stock—91.4% (cost $394,124)		421,430

Preferred Stock
Brazil—5.3%
Banco Itau Holding (Banking)	323,300	9,382
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	764,700	15,199

Total Preferred Stock—5.3% (cost $20,722)		24,581

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	5,762,120	$5,762

Total Investment in Affiliate—1.3% (cost $5,762)		5,762

Short-Term Investments
American Express Demand Note, VRN 5.200% due 7/3/06	$1,985,000	1,985
Prudential Funding Demand Note, VRN 5.055% due 7/3/06	732,000	732

Total Short-Term Investments—0.6% (cost $2,717)		2,717

Total Investments—98.6% (cost $423,325)		454,490
Cash and other assets, less liabilities—1.4%		6,352

Net assets—100.0%		$460,842

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursant to Valuation Procedures adopted by the Board of Trustees.

At June 30, 2006 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	17.5%
Indian Rupee	16.1%
Hong Kong Dollar	14.1%
Brazilian Real	13.7%
Taiwan Dollar	7.6%
Mexico Nuevo Peso	7.6%
South African Rand	7.0%
South Korean Won	6.5%
British Pound Sterling	3.1%
Chilean Peso	2.5%
Malaysian Ringgit	1.9%
Indonesian Rupiah	1.4%
Turkish Lira	1.0%

100.0%

At June 30, 2006 the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	24.4%
Information Technology	15.4%
Consumer Staples	13.7%
Finance	11.7%
Industrials	11.4%
Energy	8.8%
Materials	6.5%
Telecommunication Services	5.5%
Health Care	2.6%

100.0%

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 29

Statements of Assets and Liabilities

June 30, 2006 (all dollar amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Assets
Investments in securities, at cost	$1,293,338	$317,975	$110,619	$417,563
Investments in Affiliated Fund, at cost	3,386	1,371	222	5,762

Investments in securities, at value	$1,666,695	$347,378	$116,238	$448,728
Investments in Affiliated Fund, at value	3,386	1,371	222	5,762
Cash	172	60	74	—
Foreign currency, at value (cost $—, $536, $1,086, and $2,662, respectively)	—	538	1,096	2,684
Receivable for fund shares sold	381	9,203	24,530	4,428
Receivable for investment securities sold	13,530	1,922	3,015	6,612
Dividend and interest receivable	2,168	398	132	462

Total assets	1,686,332	360,870	145,307	468,676
Liabilities
Payable for investment securities purchased	17,674	4,170	22,386	7,430
Payable for fund shares redeemed	—	41	57	23
Management fee payable	1,275	235	117	306
Distribution and shareholder administration fee payable	—	—	7	22
Other accrued expenses	148	73	35	53

Total liabilities	19,097	4,519	22,602	7,834

Net Assets	$1,667,235	$356,351	$122,705	$460,842

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$87	$28	$10	$31
Capital paid in excess of par value	1,141,757	320,949	112,783	435,616
Accumulated net investment income (loss)	(5,258)	1,585	(24)	519
Accumulated realized gain (loss)	157,262	4,321	4,456	(6,489)
Net unrealized appreciation (depreciation) of investments and foreign currencies	373,387	29,468	5,480	31,165

Net Assets	$1,667,235	$356,351	$122,705	$460,842

Net Assets	$1,667,235	$356,351	$—	$—
Shares Outstanding	86,841,746	28,288,096	—	—
Net Asset Value Per Share	$19.20	$12.60	$—	$—
Institutional Share Class
Net Assets	$—	$—	$83,424	$357,291
Shares Outstanding	—	—	6,871,339	23,715,858
Net Asset Value Per Share	$—	$—	$12.14	$15.07

See accompanying Notes to Financial Statements.

30 Semi-Annual Report	June 30, 2006

Statements of Operations

For the Period Ended June 30, 2006 (all dollar amounts in thousands) (unaudited)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Investment income
Dividends	$19,100	$4,047	$502	$2,836
Less foreign tax withheld	(1,818)	(430)	(50)	(194)
Income from Affiliated Fund	94	17	14	44
Interest	609	317	92	373

Total income	17,985	3,951	558	3,059
Expenses
Investment advisory fees	8,032	1,628	361	1,859
Distribution fees	—	—	11	44
Shareholder administration fees	—	—	20	67
Custodian fees	556	158	77	290
Transfer agent fees	22	5	8	29
Professional fees	39	21	17	19
Registration fees	16	28	23	42
Other expenses	29	5	4	6

Total expenses before waiver	8,694	1,845	521	2,356
Less expenses waived or absorbed by the Advisor	—	(60)	(38)	(138)

Net expenses	8,694	1,785	483	2,218

Net investment income (loss)	9,291	2,166	75	841
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	148,659	6,224	4,125	(5,347)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(3,074)	(725)	(111)	(1,899)

Total net realized gain (loss)	145,585	5,499	4,014	(7,246)
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(58,032)	3,440	1,201	1,479

Net increase (decrease) in net assets resulting from operations	$96,844	$11,105	$5,290	$(4,926)

See accompanying Notes to Financial Statements.

June 30, 2006	William Blair Funds 31

Statements of Changes in Net Assets

For the Periods Ended June 30, 2006 and December 31, 2005 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund		Emerging Markets Growth Fund
	2006	2005	2006	2005	2006	2005(a)	2006	2005(b)
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
Operations
Net investment income (loss)	$9,291	$6,765	$2,166	$257	$75	$(6)	$841	$69
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	145,585	110,297	5,499	(1,426)	4,014	355	(7,246)	1,535
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(58,032)	167,187	3,440	25,499	1,201	4,279	1,479	29,686

Net increase (decrease) in net assets resulting from operations	96,844	284,249	11,105	24,330	5,290	4,628	(4,926)	31,290
Distributions to shareholders from
Net investment income	—	(11,444)	—	(442)	—	(6)	—	—
Net realized gain	—	(112,356)	—	(3)	—	—	—	(1,169)

	—	(123,800)	—	(445)	—	(6)	—	(1,169)
Capital stock transactions
Net proceeds from sale of shares	93,619	114,081	98,322	201,804	68,746	46,006	245,273	224,893
Shares issued in reinvestment of income dividends and capital gain distributions	—	120,609	—	383	—	6	—	1,122
Less cost of shares redeemed	(78,642)	(63,161)	(4,005)	(2,527)	(1,865)	(100)	(28,853)	(6,788)

Net increase (decrease) in net assets resulting from capital stock transactions	14,977	171,529	94,317	199,660	66,881	45,912	216,420	219,227

Increase (decrease) in net assets	111,821	331,978	105,422	223,545	72,171	50,534	211,494	249,348
Net assets
Beginning of period	$1,555,414	$1,223,436	$250,929	$27,384	$50,534	$—	$249,348	$—

End of period	$1,667,235	$1,555,414	$356,351	$250,929	$122,705	$50,534	$460,842	$249,348

Undistributed net investment income (loss) at the end of the period	$(5,258)	$(14,549)	$1,585	$(581)	$(24)	$(99)	$519	$(322)

Capital stock transactions in dollars
Institutional Share Class (only)
Sales					$43,851	$31,900	$189,116	$172,789
Reinvested distributions					—	6	—	858
Redemptions					—	—	14,483	5,159

Net change in net assets relating to fund share activity					$43,851	$31,906	$174,633	$168,488

Capital stock transactions in shares
Shares sold	4,923	6,656	7,765	18,357	3,721	3,150	11,297	13,777
Shares issued in reinvestment of income dividends or capital gain distributions	—	6,798	—	32	—	—	—	62
Less shares redeemed	(3,950)	(3,750)	(310)	(240)	—	—	(920)	(500)

Net change in shares outstanding	973	9,704	7,455	18,149	3,721	3,150	10,377	13,339

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

See accompanying Notes to Financial Statements.

32 Semi-Annual Report	June 30, 2006

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following fifteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed Income Portfolio
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Share Class of the International Small Cap Growth Fund and the Emerging Markets Growth Fund are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund and Emerging Markets Growth Fund currently exist: N, I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Funds calculate their net asset values could cause the value of international securities to no longer be representative of their

June 30, 2006	William Blair Funds 33

market price or accurate. In addition, quarterly the Board of Trustees receives a report which tracks the fair value prices used to calculate the net asset value to the next day’s opening local prices. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund’s valuation procedures. As of June 30, 2006, there were securities held in the Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios requiring fair valuation by the Board of Trustees pursuant to the Fund’s valuation procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuation in the foreign currency rate versus the United States dollar are recorded on the Statement of Operations as a component of net realized gains/(losses) on foreign currency transactions and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

These Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes, the foreign currency gains and losses are treated as ordinary income.

34 Semi-Annual Report	June 30, 2006

(g) Income Taxes

The Portfolios intend to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios recognized net unrealized appreciation (depreciation) of $19,062, $2,034, $117 and $726, respectively (in thousands) in 2005, all of which has been treated as an adjustment to the cost of investments for tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at June 30, 2006 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$1,321,060	$376,926	$27,875	$349,051
Institutional International Equity	321,936	32,336	5,458	26,878
International Small Cap Growth	111,107	7,731	2,517	5,214
Emerging Markets Growth	428,175	41,653	15,338	26,315

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2005, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Institutional International Growth	$(4,386)	$4,386	$—
Institutional International Equity	(271)	271	—
International Small Cap Growth	(87)	87	—
Emerging Markets Growth	(391)	391	—

June 30, 2006	William Blair Funds 35

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2004 was as follows (in thousands):

	Distributions Paid In 2005		Distributions Paid In 2004
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Institutional International Growth	$14,610	$109,190	$605	$—
Institutional International Equity	445	—	—	—
International Small Cap Growth	6	—	—	—
Emerging Markets Growth	1,169	—	—	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$12,597	$—	$9,285	$406,665
Institutional International Equity	1,453	493	—	23,309
International Small Cap Growth	511	—	—	4,111
Emerging Markets Growth	404	—	1,158	28,559

At December 31, 2005, the Portfolios, with the exception of Institutional International Equity, have no unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. Institutional International Equity Portfolio has an unused capital loss carryforward of $383 (in thousands) that will not expire until 2013.

For the period November 1, 2005 through December 31, 2005, the Institutional International Equity Portfolio incurred net realized capital or foreign currency losses. The Portfolio intends to treat this loss as having occurred in fiscal year 2006 for Federal income tax purposes (in thousands):

Portfolio	Capital Loss
Institutional International Growth	$—
Institutional International Equity	110
International Small Cap Growth	—
Emerging Markets Growth	—

(h) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

The Emerging Markets Growth Portfolio pays the Company a 1.10% annual fee payable monthly, based on its average daily net assets. The International Small Cap Growth Portfolio pays the Company a 1.00% annual fee payable monthly, based on its average daily net assets.

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2007, if total expenses of the Institutional International Equity Portfolios exceed 1.10% of average daily net assets or 1.25% of average daily net assets for the Institutional Share Class of the International Small Cap Growth and Emerging Markets Growth Portfolios.

36 Semi-Annual Report	June 30, 2006

For a period of three years subsequent to the Commencement of Operations of the Fund, the Company is entitled to reimbursement from the Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at June 30, 2006 is $289, $92 and $299 (in thousands) for Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios, respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect, will not fall below the percentage indicated.

For the period ended June 30, 2006, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Expenses (Recovered) or Absorbed by Advisor
Institutional International Growth	$8,032	$—	$8,032	$—
Institutional International Equity	1,628	60	1,568	—
International Small Cap Growth	361	38	323	—
Emerging Markets Growth	1,859	138	1,721	—

(b) Trustees Fees

The Portfolio incurred fees of $38 (in thousands) to non-interested trustees of the Fund for the period ended June 30, 2006. Interested trustees are not compensated.

(c) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the period ended June 30, 2006 are listed below. Distributions received from Ready Reserves are reflected as dividend income from affiliated Fund in the Portfolio’s statement of operations. Amounts relating to the Portfolio’s investments in Ready Reserves were as follows for the period ended June 30, 2006 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Institutional International Growth	$15,715	$13,408	$13	$94	$3,386	0.2%
Institutional International Equity	2,102	824	2	17	1,371	0.4
International Small Cap Growth	2,467	2,655	2	14	222	0.2
Emerging Markets Growth	6,458	4,517	6	44	5,762	1.3

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended June 30, 2006 were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$624,796	$606,164
Institutional International Equity	226,521	145,617
International Small Cap Growth	107,921	45,697
Emerging Markets Growth	450,224	232,037

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, each Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign forward contracts at June 30, 2006.

June 30, 2006	William Blair Funds 37

Financial Highlights

Institutional International Growth Fund

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002(a)
	(unaudited)
Net asset value, beginning of year	$18.11		$16.06	$13.60	$9.567	$10.000
Income from investment operations:
Net investment income (b)	0.11		0.09	0.03	0.073	—
Net realized and unrealized gain (loss) on investments	0.98		3.53	2.44	3.993	(0.430)

Total from investment operations	1.09		3.62	2.47	4.066	(0.430)
Less distributions from:
Net investment income	—		0.15	0.01	0.033	0.003
Net realized gain	—		1.42	—	—	—

Total distributions	—		1.57	0.01	0.033	0.003

Net asset value, end of period	$19.20		$18.11	$16.06	$13.600	$9.567

Total return (%)	6.02		22.76	18.15	42.47	(4.27)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.03	(c)	1.05	1.10	1.10	1.10	(c)
Expenses, before waivers and reimbursements	1.03	(c)	1.05	1.11	1.16	1.29	(c)
Net investment income (loss), net of waivers and reimbursements	1.10	(c)	0.52	0.18	0.37	(0.05	)(c)
Net investment income (loss), before waivers and reimbursements	1.10	(c)	0.52	0.17	0.31	(0.24	)(c)

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004	2003	2002
	(unaudited)
Supplemental data:
Net assets at end of period (in thousands)	$1,667,235		$1,555,414	$1,223,436	$477,511	$149,848
Portfolio turnover rate (%)	72	(c)	74	72	56	59	(c)

(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2002.
(b)	Excludes $0.25, $0.10, $0.06, and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2005, 2004, 2003 and 2002, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

38 Semi-Annual Report	June 30, 2006

Financial Highlights

Institutional International Equity Fund

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004(a)
	(unaudited)
Net asset value, beginning of year	$12.04		$10.20	$10.00
Income from investment operations:
Net investment income (b)	0.08		—	—
Net realized and unrealized gain (loss) on investments	0.48		1.86	0.20

Total from investment operations	0.56		1.86	0.20
Less distributions from:
Net investment income	—		0.02	—
Net realized gain	—		—	—

Total distributions	—		0.02	—

Net asset value, end of period	$12.60		$12.04	$10.20

Total return (%)	4.65		18.26	2.00
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	(c)	1.10	1.10	(c)
Expenses, before waivers and reimbursements	1.14	(c)	1.35	2.46	(c)
Net investment income (loss), net of waivers and reimbursements	1.34	(c)	0.31	(0.21	)(c)
Net investment income (loss), before waivers and reimbursements	1.30	(c)	0.06	(1.57	)(c)

	Period Ended		Years Ended December 31,
	6/30/2006		2005	2004
	(unaudited)
Supplemental data:
Net assets at end of period (in thousands)	$356,351		$250,929	$27,384
Portfolio turnover rate (%)	94	(c)	84	45	(c)

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.27 and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2005 and 2004, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

June 30, 2006	William Blair Funds 39

Financial Highlights

International Small Cap Growth Fund

Institutional Share Class

	Periods Ended
	6/30/2006	12/31/2005(a)
	(unaudited)
Net asset value, beginning of period	$11.16	$10.00
Income from investment operations:
Net investment income (b)	0.01	—
Net realized and unrealized gain on investments	0.97	1.16

Total from investment operations	0.98	1.16
Less distributions from:
Net investment income (c)	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of period	$12.14	$11.16

Total return (%)	8.78	11.62
Ratios to average daily net assets (%) (d):
Expenses, net of waivers and reimbursements	1.25	1.25
Expenses, before waivers and reimbursements	1.38	2.17
Net investment income (loss), net of waivers and reimbursements	0.30	0.00
Net investment income (loss), before waivers and reimbursements	0.17	(0.92)

	Periods Ended
	6/30/2006	12/31/2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$122,705	$50,534
Portfolio turnover rate (%) (d)	132	127

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes.
(c)	Distribution less than $0.01 per share.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

40 Semi-Annual Report	June 30, 2006

Financial Highlights

Emerging Markets Growth Fund

Institutional Share Class

	Periods Ended
	6/30/2006	12/31/2005(a)
	(unaudited)
Net asset value, beginning of period	$14.20	$10.00
Income from investment operations:
Net investment income (b)	0.04	0.01
Net realized and unrealized gain on investments	0.83	4.27

Total from investment operations	0.87	4.28
Less distributions from:
Net investment income	—	—
Net realized gain	—	0.08

Total distributions	—	0.08

Net asset value, end of period	$15.07	$14.20

Total return (%)	6.13	42.82
Ratios to average daily net assets (%) (c):
Expenses, net of waivers and reimbursements	1.25	1.25
Expenses, before waivers and reimbursements	1.34	1.61
Net investment income (loss), net of waivers and reimbursements	0.55	0.19
Net investment income (loss), before waivers and reimbursements	0.46	(0.17)

	Periods Ended
	6/30/2006	12/31/2005(a)
	(unaudited)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$460,842	$249,348
Portfolio turnover rate (%) (c)	144	77

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

June 30, 2006	William Blair Funds 41

Trustees and Officers. (Unaudited) The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	15	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus Kalamazoo College

Michelle Seitz, 1965*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	15	N/A
Non-Interested Trustees
Theodore A. Bosler, 1934	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	15	Desert Foothills Land Trust; Institute of Chartered Financial Analysts; and Thresholds

Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	15	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 1946	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	15	American Student Assistance Corp.; Amica Mutual Insurance Company; NACUBO (National Association of College and University Business Officers)

John B. Schwemm, 1934	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	15	USG Corp., building material manufacturer, and Walgreen Co. (retail drugstores)

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	15	Warnaco, Group Inc., intimate apparel, sportswear and swimwear manufacturer

42 Semi-Annual Report	June 30, 2006

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Robert E. Wood II, 1938	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	15	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC
Officers
Marco Hanig, 1958	President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	Chicago Scores

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	N/A

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	N/A	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 Since 2000	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

James S. Kaplan, 1960	Senior Vice President Vice President	Since 2004 Since 1995	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	Chairman, AG. Med, Inc.

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 Since 2005	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A	N/A

June 30, 2006	William Blair Funds 43

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Norbert W. Truderung, 1952	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A	N/A

Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 Since 2002	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	N/A	Uhlich Children’s Home

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF	N/A	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager, US Bancorp Asset Management, and analyst Gabelli Woodland Partners.	N/A	N/A

Mark T. Leslie, 1967	Vice President	Since 2005	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, U.S. Bancorp Asset Management	N/A	N/A

Colin J. Williams, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; formerly Andersen Consulting and Allegiance Healthcare	N/A	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

44 Semi-Annual Report	June 30, 2006

Board Approval of the Management Agreement (unaudited)

During the six months ended June 30, 2006, the Board of Trustees (the “Board”) of William Blair Funds (the “Trust”) approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair & Company, L.L.C. (the “Advisor”), on behalf of each series of the Trust, except the International Small Cap Growth Fund and the Emerging Markets Growth Fund.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by the Advisor under the existing Management Agreement; comparative fees and expense ratios as prepared by an independent provider (Lipper Inc.); the profits to be realized by the Advisor; the extent to which the Advisor realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by the Advisor. In addition, the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940 (the “Independent Trustees”) discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Advisor were present.

As required by the Investment Company Act of 1940, the renewal was confirmed by the unanimous separate vote of the Independent Trustees. In deciding to approve the renewal of the Management Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Information Requested and Received

The Board, including all the Independent Trustees, considered the renewal of the Management Agreement pursuant to a extensive process that concluded at the Board’s February 16, 2006 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel several months prior to February 16, 2006 and discussed the type and nature of information to be requested and directed independent legal counsel to send a formal request for information to Trust management. The Advisor provided extensive information in response to the request. Among other information, the Independent Trustees considered: (i) materials describing the nature, quality and extent of services provided by the Advisor; (ii) information comparing the performance of each Fund to other mutual funds and relevant indices; (iii) information comparing the advisory fees and expense ratios of each Fund to other mutual funds; (iv) information comparing advisory fees of each Fund to fees charged by the Advisor to other funds and its similar client accounts; (v) the costs of services provided and estimated profits realized by the Advisor; (vi) information about economies of scale; and (vii) information describing other benefits to the Advisor resulting from its relationship with the Funds. The Independent Trustees reviewed comparative performance of peer groups of funds selected by Lipper, and comparative advisory fees and expense ratios of peer groups of funds selected by Lipper. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Management Agreement.

On February 15 and 16, 2006, the Independent Trustees met independently of Trust management and of the interested Trustees, to review and discuss with independent legal counsel the information provided by the Advisor, Lipper and independent legal counsel. The Independent Trustees noted that the Board also received regular information throughout the year regarding the performance and operating results and compliance matters of each Fund and that in evaluating the Management Agreement, they were taking into account their accumulated experience as Trustees in working with the Advisor on matters relating to the Funds. Based upon their review, the Independent Trustees concluded on February 16, 2006 that it was in the best interest of each Fund to renew the Management Agreement and recommended to the Board the renewal of the Management Agreement. At its meeting on February 16, 2006, the Board considered the recommendation of the Independent Trustees along with the other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Advisor to the Funds, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people and has a long association with the Funds, since the inception of the Funds. The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Advisor managed the Funds and knowing the investment advisory fee. The Board considered biographical information about each Fund’s portfolio manager(s), the administrative services performed by the Advisor, financial information regarding the Advisor, brokerage allocation practices, soft dollars and execution, the

June 30, 2006	William Blair Funds 45

compliance regime overseen by the Advisor, including the fact that the Advisor has engaged an independent third party for additional Fund compliance monitoring, and the financial support of certain Funds. The Board also noted that the Advisor voluntarily reduces the advisory fees of the Funds by an amount equal to the advisory fee charged by the Ready Reserves Fund on the cash of the Funds invested in the Ready Reserves Fund. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Advisor to each Fund were satisfactory.

The Board reviewed information on the performance of each Fund for one, three, five and since inception periods, as applicable, along with performance information of a relevant securities index or indexes and a peer universe of funds from the Lipper database. Based upon the review of the performance information, the Board concluded that the performance of the Institutional International Growth Fund, and the Institutional International Equity Fund, was satisfactory.

Fees and Expenses. The Board reviewed each Fund’s advisory fee and expense ratio and reviewed information comparing the advisory fee and expense ratio to those of a Lipper peer group and a Lipper peer universe. The Lipper peer group for each Fund consists of a group of funds with a similar investment style and asset size as the Fund. The Lipper peer universe for each Fund includes all funds with a similar investment style regardless of asset size. The Board considered that the Advisor has proposed to cap total expenses, including waiving advisory fees, if necessary, for any Fund whose total expense ratio may not be within an appropriate range of the peer universe without expense caps. For each Fund, the Board also reviewed amounts paid to the Advisor by other registered funds, including other Funds in the Trust and funds for which the Advisor acts as a subadvisor and the Advisor’s fee schedule for separate accounts.

In considering the information, the Board noted that the advisory fees for the Institutional International Equity Fund was within an acceptable range of its peer group and peer universe after giving effect to fee waivers. The Board noted that the advisory fees for the Institutional International Growth Fund was above its peer group and peer universe. On the basis of the information provided, the Board concluded that each Fund’s advisory fee, coupled with any applicable existing or proposed advisory fee waiver and expense cap, was reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although advisory fees for the Institutional International Growth Fund were above the median of its peer group and peer universe, such advisory fees were within an acceptable range of the peer group and peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. With respect to the profitability of the Management Agreement to the Advisor, the Board considered the overall fees paid under the Management Agreement, including the costs of the services provided and the profits realized by the Advisor from its relationship with the Funds. The Board concluded that the profits realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. The Board considered whether the advisory fees are reasonable in relation to the asset size of the Funds. The Board noted the Advisor’s representation that certain Fund expenses are relatively fixed and unrelated to asset size and that the Advisor may enjoy some economies of scale as a Fund’s assets grow. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board reviewed each Fund’s asset size, breakpoints for those Funds with breakpoints in the advisory fee schedule, the Fund’s total and net expense ratios and the expense caps in place and/or proposed. The Board concluded with respect to each of the Funds, that the expense ratios, after giving effect to the expense caps proposed by the Advisor, as applicable, were reasonable.

Other Benefits to the Advisor. The Board considered benefits derived by the Advisor from its relationship with the Funds, including soft dollars, and favorable media coverage. The Board concluded that, taking into account these benefits, each Fund’s advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board of Trustees, including all of the Independent Trustees, determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

46 Semi-Annual Report	June 30, 2006

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund and the William Blair Emerging Markets Growth Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 30, 2006	William Blair Funds 47

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2006 to June 30, 2006.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

48 Semi-Annual Report Report	June 30, 2006

Fund Expenses (Unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 1/1/2006	Ending Account Value 6/30/2006	Expenses Paid during Period(a)	Annualized Expense Ratio

Institutional International Growth Fund
Actual return	$1,000.00	$1,060.20	$5.26	1.03%
Hypothetical 5% return	1,000.00	1,019.69	5.16	1.03

Institutional International Equity Fund
Actual return	1,000.00	1,046.50	5.58	1.10
Hypothetical 5% return	1,000.00	1,019.34	5.51	1.10

International Small Cap Growth Fund Institutional Share Class
Actual return	1,000.00	1,087.80	6.47	1.25
Hypothetical 5% return	1,000.00	1,018.90	6.26	1.25

Emerging Markets Growth Fund Institutional Share Class
Actual return	1,000.00	1,061.30	6.39	1.25
Hypothetical 5% return	1,000.00	1,018.60	6.26	1.25

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half-year period).

June 30, 2006	William Blair Funds 49

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Todd M. McClone, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Mark T. Leslie, Vice President

Colin J. Williams, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

50 Date of First Use August 2006

WILLIAM BLAIR FUNDS

Institutional International Growth Fund

Institutional International Equity Fund

International Small Cap Growth Fund
Institutional Share Class

Emerging Markets Growth Fund
Institutional Share Class

222 West Adams Street ▪ Chicago, Illinois 60606 ▪ 800.742.7272 ▪ www.williamblairfunds.com
William Blair & Company, L.L.C., Distributors

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30-a-3( c ) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 ( c )) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3( b ) and Rules 13a-15( b ) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable to this filing.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Marco Hanig
By:	Marco Hanig
President (Chief Executive Officer)

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Marco Hanig

By:	Marco Hanig
President (Chief Executive Officer)

Date: August 23, 2006

/s/ Terence M. Sullivan

By:	Terence M. Sullivan
Treasurer (Chief Financial Officer)

Date: August 23, 2006